UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1.	Reports to Stockholders.

Closed-End Funds
Closed-End Funds
Nuveen
December 31,
2024
Annual
Report
Nuveen Multi-Asset Income Fund
NMAI
Nuveen Real Asset Income and Growth Fund
JRI
Nuveen Real Estate Income Fund
JRS

IMPORTANT DISTRIBUTION NOTICE
for Shareholders of the Nuveen Real Estate Income Fund (JRS)
Annual Shareholder Report for the period ending December 31, 2024
The Nuveen Real Estate Income Fund (JRS) seek to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution
Policy the Fund uses to achieve this.
The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.1700 per share) may be derived from a variety of sources, including:
distributions from portfolio companies (REITs),
realized capital gains or,
Possibly, returns of capital representing in certain cases unrealized capital appreciation.
Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-
term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.
When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-
term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website
(www.nuveen.com/cef), and by sending it in written form.
You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The
Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed
Distribution Policy.

Table
of Contents

Important Notices 4
Discussion of Fund Performance 5
Common Share Information 10
About the Funds’ Benchmarks 13
Fund Performance, Leverage and Holdings Summaries 14
Report of Independent Registered Public Accounting Firm 22
Portfolios of Investments 24
Statement of Assets and Liabilities 74
Statement of Operations 75
Statement of Changes in Net Assets 76
Statement of Cash Flows 78
Financial Highlights 80
Notes to Financial Statements 83
Shareholder Update 98
Important Tax Information 131
Additional Fund Information 133
Glossary of Terms Used in this Report 134
Board Members & Officers 135

Important Notices
Management fees:
As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.
JRI - Portfolio manager updates:
Effective March 31, 2024, Jay Rosenberg is no longer a portfolio manager of the Fund. Effective
May 1, 2024, Noah Hauser, CFA was added as a portfolio manager of the Fund.
Changes in Independent Registered Public Accounting Firm
(a) Previous independent registered public accounting firm:
On October 24, 2024, the Funds’ Board of Trustees (the “Board”),
upon recommendation from the Audit Committee, notified KPMG LLP (“KPMG”) that it would be dismissed as the independent registered public accounting firm for the Funds effective upon (i) completion of KPMG’s audit of the Funds’ financial statements to be included in the Funds’ Annual Report on Form N-CSR (the “2024 Annual Report”) for the fiscal year ended December 31,
2024 and (ii) the issuance of KPMG’s report on the same. KPMG’s dismissal as the Funds’ independent registered public accounting firm was effective on February 28, 2025, which is the date on which KPMG issued their report on their audit of the Funds’ financial statements to be included in the 2024 Annual Report. KPMG’s audit reports on the Funds’ financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December
31, 2024 and December 31, 2023, and for the subsequent interim period through February 28, 2025, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the Funds’ fiscal years ended December 31, 2024 and December 31,
2023 and for the subsequent interim period through February 28, 2025, there were no reportable events (as defined in Regulation
S-K Item 304(a)(1)(v)).
The Funds provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Funds with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the above statements.
(b) New independent registered public accounting firm:
On October 24, 2024, the Board, upon recommendation from the Audit
Committee, appointed PricewaterhouseCoopers LLP (“PwC”) as the new independent registered public accounting firm for the
Funds for the fiscal year ended December 31, 2025 audit. During the Funds’ fiscal years ended December 31, 2024 and December
31, 2023 and for the subsequent interim period through February 28, 2025, the Funds have not consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.
Subsequent events for JRI – portfolio manager updates:
Jean Lin has announced that she will retire from Nuveen on April 1, 2025.
She will continue to serve as a portfolio manager of the Fund until April 1, 2025. Effective February 11, 2025, James Kim has been named a portfolio manager on the Fund. There are no other changes to the Fund’s portfolio management team and there are no changes to the Fund’s investment objective, principal investment strategy or principal risks.

Discussion of Fund Performance

Nuveen Multi-Asset Income Fund (NMAI)
Nuveen Real Asset Income and Growth Fund (JRI)
Nuveen Real Estate Income Fund (JRS)
The Nuveen Multi-Asset Income Fund (NMAI) features portfolio management by Nuveen Asset Management, LLC (NAM), Teachers
Advisors, LLC (TAL) and Winslow Capital Management LLC (Winslow). NAM, TAL and Winslow each serve as a sub-adviser to the
Fund and are each an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are
Nathan Shetty, CFA, FRM, and Anurag Dugar.
The Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Tryg Sarsland, Brenda
Langenfeld, CFA, Jean Lin, CFA, Benjamin Kerl and Noah Hauser, CFA.
The Nuveen Real Estate Income Fund (JRS) features portfolio management by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly owned subsidiary of JPMorgan Chase &
Company. Anthony Manno Jr., Kevin Bedell and Nathan Gear, CFA, lead the investment and portfolio management team.
Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended December 31, 2024. For more information on each Fund’s investment objectives and policies, please refer to the
Shareholder Update section at the end of the report.
Nuveen Multi-Asset Income Fund (NMAI)
What factors affected markets during the reporting period?
U.S. stocks posted strong returns and outperformed international stocks. In the U.S. market, large-cap growth stocks outperformed large-cap value stocks. In international markets, emerging market stocks outperformed non-U.S.
developed stocks. In public real assets, global infrastructure stocks outperformed U.S. real estate investment trusts
(REITs) while both underperformed the cap-weighted global equities.
U.S. Treasury yields increased, and the yield curve steepened during the reporting period. Shorter-duration fixed income assets generally outperformed longer-duration assets of similar credit rating.
Credit spreads tightened during the reporting period. Floating-rate loans, high-yield bonds and preferred securities outperformed investment-grade bonds.
What key strategies were used to manage the Fund during the reporting period?
The Fund seeks to provide attractive total return through high current income and capital appreciation. The Fund dynamically invests in a portfolio of equity and debt securities of issuers located around the world.
During the first quarter, the Fund reduced the exposure to shorter-duration Treasury inflation-protected securities after a steep upward move in the breakeven inflation rate at the front end of the curve.
Early in the second quarter, after a steep rise in long-term rates and a cheapening in REIT valuations, the Fund increased exposure to U.S. REITs.
During the latter half of the third quarter, after a rally in the short-term rates, the Fund liquidated the short-term bond exchange-traded fund and used the proceeds to lower the Fund’s leverage ratio as the trade-off between the short-
term bonds and the Fund’s leverage cost turned unfavorable.

Discussion of Fund Performance
(continued)

In November 2024, after the U.S. elections, the Fund reduced exposure to international stocks and increased exposures to U.S. large-cap value and dividend growth stocks, while increasing exposure to preferred securities driven by the portfolio management team’s favorable outlook on the U.S. financial sector.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, NMAI returned 7.85%. The Fund underperformed the returns of the
NMAI Blended Benchmark, which returned 12.82%. The NMAI Blended Benchmark consists of 50% MSCI ACWI Index (Net) and
50% Bloomberg U.S. Corporate High Yield Bond Index.
Top contributors to relative performance
Within equities, security selection within global developed stocks.
Within fixed income, out-of-benchmark allocations to floating-rate senior loans and preferred securities.
The Fund’s use of leverage through bank borrowings and reverse repurchase agreements.
Top detractors from relative performance
Within equities, the overweight allocations to U.S. REITs and global infrastructure stocks. Additionally, the Fund’s call-
overwriting strategy amid generally rising equity markets.
Within fixed income, out-of-benchmark allocations to mortgage-backed securities (MBS) and investment grade bonds.
Nuveen Real Asset Income and Growth Fund (JRI)
What factors affected markets during the reporting period?
The U.S. economy continued to expand during the year, outpacing its developed market peers. Pricing pressures eased during the reporting period, but inflation remained higher than central banks’ long-term targets.
Many global central banks began monetary policy easing campaigns during the reporting period. However, in
December, U.S. Federal Reserve (Fed) policymakers lowered expectations for future rate cuts in 2025 as consumers remained resilient, inflation stayed sticky, and U.S. presidential election results pointed to potential future pricing pressures.
While short-term U.S. Treasury rates fell, yields rose across the rest of the Treasury yield curve, particularly at the long end, returning the curve to a positive slope. The 10-year U.S. Treasury ended the reporting period 70 basis points higher.
Of the five segments within the JRI Blended Benchmark, global infrastructure common equities performed best during the reporting period. Infrastructure preferred securities also performed well.
High yield bonds also rallied throughout the reporting period as U.S. economic growth and consumer spending remained stronger than expected.
Despite the beginning of loosening monetary policy, the rate-sensitive real estate preferred securities and real estate common equity sectors within the JRI Blended Benchmark underperformed during the reporting period.
What key strategies were used to manage the Fund during the reporting period?
The Fund generally maintained a more defensive posture throughout its portfolio given ongoing geopolitical risks, along with uncertainty surrounding global growth, inflation, and interest rates.

The portfolio management team shifted the Fund’s common equity exposure closer to neutral by period end through modest additions to both global infrastructure and real estate common equities, while trimming debt and preferred securities exposures.
Despite the trims, the debt portion of the Fund remained a notable overweight at period end because of the potential for continued stock market volatility, particularly considering two straight years of strong advances in equity markets.
Additionally, the debt segment of the capital structure continued to offer attractive yields and pricing.
Within the debt portfolio, the portfolio management team increased the Fund’s exposure to higher-yielding bonds during the reporting period, while lowering exposure to higher-quality, investment-grade credits, mainly because of the incrementally more constructive outlook regarding the U.S. economy.
While overall exposure to preferred securities remained an underweight throughout the reporting period, the portfolio management team decreased exposure to real estate preferreds due to lighter issuance and increased exposure to global infrastructure preferreds because of an uptick in issuance.
The portfolio management team maintained the Fund’s overweight to U.S. versus non-U.S. exposure throughout the reporting period because it found incrementally more attractive opportunities in the U.S.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, JRI returned 7.03%. The Fund underperformed the returns of the JRI
Blended Benchmark, which returned 7.88%. The JRI Blended Benchmark consists of 25% FTSE EPRA Nareit Developed Index (Net),
22% S&P Global Infrastructure Index (Net), 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 13%
FTSE Nareit Preferred Stock Index and 20% Bloomberg U.S. Corporate High Yield Bond Index.
Top contributors to relative performance
The Fund’s use of leverage through bank borrowings. In addition, the Fund’s use of leverage was accretive to overall common share income.
Security selection among global infrastructure common equity, led by pipeline companies, including an out-of-
benchmark position in Energy Transfer LP.
Security selection among real estate common equity, led by health care real estate investment trusts (REITs), including an overweight to American Healthcare REIT, Inc.
Top detractors from relative performance
Security selection among real estate preferred securities, including underweights to office REITs.
Security selection among global infrastructure preferred securities, most notably electric utilities.
Nuveen Real Estate Income Fund (JRS)
What factors affected markets during the reporting period?
The U.S. economy continued to expand during the year, outpacing its developed market peers.
Pricing pressures eased during the period, but inflation remained higher than central banks’ long-term targets.
Many global central banks began monetary policy easing campaigns during the year. However, in December, U.S.
Federal Reserve (Fed) policymakers lowered expectations for future rates cuts in 2025.
While short-term rates fell in the U.S., yields rose across the rest of the Treasury yield curve, particularly at the long end, which returned the curve to a positive slope.

Discussion of Fund Performance
(continued)

Despite the beginning of rate cut cycles, the rate-sensitive real estate sector underperformed broader equity markets in 2024 as investors reacted to a slower pace of cuts than expected.
What key strategies were used to manage the Fund during the reporting period?
The portfolio management team sought to maintain significant property type and geographic diversification while considering company credit quality and security type allocations.
Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.
The portfolio management team used fundamental security research to identify securities that it believed would be best positioned to generate sustainable income and potential price appreciation.
To manage risk at the portfolio level, the portfolio management team continued to adjust the Fund’s exposures in common equity versus preferred securities, senior unsecured bonds, and cash during the reporting period. In general, during times of strong economic growth, the portfolio management team increased the Fund’s allocation to common equity. In less certain times, the portfolio management team tended to increase the Fund’s allocation toward preferred securities.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, JRS returned 10.28%. The Fund outperformed the returns of the JRS
Blended Benchmark, which returned 8.23%. The JRS Blended Benchmark consists of 60% Wilshire U.S. Real Estate Securities Index
(WILRESI) and 40% FTSE Nareit Preferred Stock Index.
Top contributors to relative performance
The Fund’s use of leverage through bank borrowings. In addition, the Fund’s use of leverage was accretive to overall common share income.
An underweight to the industrial sector and most notably Prologis Inc.
An overweight to data center company Digital Realty Trust Inc.
An overweight to health care company Ventas Inc.
Top detractors from relative performance
An underweight to health care company Welltower Inc.
An overweight to cell tower company SBA Communications Corp.
An overweight to self-storage company CubeSmart.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P)
and Fitch, Inc. (Fitch). For NMAI, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. For JRI and JRS, the highest rating given by Moody’s, S&P and Fitch is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
NMAI and JRI DISTRIBUTION INFORMATION
The following information regarding the distributions for NMAI and JRI are current as of December 31, 2024, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notices.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular quarterly cash distributions for NMAI and regular monthly cash distributions for JRI to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular quarterly or monthly distribution and to distribute realized capital gains at least annually. In addition, in any quarterly or monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield”
or “income.” The Funds attribute these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/closed-
end-funds.
JRS DISTRIBUTION INFORMATION
The following 19(a) Notice presents JRS’s most current distribution information as of November 30, 2024 as required by certain exempted regulatory relief the Fund has received.
Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.
Data as of December 31, 2024
Per Share Sources of Distribution Percentage of Distributions
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
NMAI (FYE 12/31)
Current
Distribution $0.4175 $0.0956 $0.0000 $0.0000 $0.3219 22.90% 0.00% 0.00% 77.10%
Fiscal YTD $1.6525 $0.3792 $0.0000 $0.0000 $1.2733 22.90% 0.00% 0.00% 77.10%
JRI (FYE 12/31)
Current
Distribution $0.1335 $0.0613 $0.0000 $0.0000 $0.0722 45.90% 0.00% 0.00% 54.10%
Fiscal YTD $1.4345 $0.6585 $0.0000 $0.0000 $0.7760 45.90% 0.00% 0.00% 54.10%

JRS makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the
Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the
Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
DISTRIBUTION INFORMATION - AS OF November 30, 2024
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the
Fund’s Managed Distribution Policy.
The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to
be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a
Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.
The following table provides information regarding the JRS’s distributions and total return performance over various time periods.
This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.
Data as of November 30, 2024
Per Share Estimated Sources of Distribution
1
Estimated Percentage of Distributions
1
JRS (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
Current Quarter $0.1700 $0.0600 $0.0000 $0.0000 $0.1100 35.30% 0.00% 0.00% 64.70%
Fiscal YTD $0.6800 $0.2399 $0.0000 $0.0000 $0.4401 35.30% 0.00% 0.00% 64.70%
1
Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.
Data as of November 30, 2024
Annualized Cumulative
5-Year Fiscal YTD Fiscal YTD Fiscal YTD
JRS (FYE 12/31)
Inception Date
Quarterly
Distribution
Fiscal YTD
Distribution
Net Asset
Value (NAV)
Return
on NAV
Dist Rate on
NAV
1
Return
on NAV
Dist Rate on
NAV
1
Nov 2001 $0.1700 $0.6800 $10.00 5.41% 6.80% 19.74% 6.80%
1
As a percentage of 11/30/24 NAV.

Common Share Information
(continued)

DISTRIBUTION INFORMATION - AS OF December 31, 2024
The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2024. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31,
2024 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.
Data as of December 31, 2024
Per Share Sources of Distribution Percentage of Distributions
JRS (FYE 12/31)
Per Share
Distribution
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Net
Investment
Income
Long-Term
Gains
Short-Term
Gains
Return of
Capital
1
Fiscal YTD $0.6800 $0.2431 $0.0000 $0.0000 $0.4369 35.80% 0.00% 0.00% 64.30%
1
Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.
Data as of December 31, 2024
Annualized
1-Year 5-Year Fiscal YTD
JRS (FYE 12/31)
Inception Date
Net Asset Value
(NAV)
Return
on NAV
Return
on NAV
Dist Rate on
NAV
Nov 2001 $9.04 10.28% 3.44% 7.52%
1
Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form
1099-DIV shortly after calendar year-end.
NMAI JRI JRS
Common shares cumulatively repurchased and retired 0 243,500 0
Common shares authorized for repurchase 3,340,000 2,740,000 2,885,000

About the Funds’ Benchmarks

Bloomberg Global Capital Securities Index:
An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Corporate High Yield Bond Index:
An index designed to measure the performance of the USD-
denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
FTSE EPRA Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National
Association of Real Estate Investment Trusts) Developed Index (Net):
An index designed to measure the performance
of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred
Stock Index:
An index designed to measure the performance of U.S. publicly traded REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index:
An index designed to measure the
performance of the energy and utilities subgroups of the ICE BofA U.S. All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI ACWI Index (Net):
An index designed to measure the performance of large and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index:
An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Global Infrastructure Index (Net):
An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021):
An index designed to measure
the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Wilshire U.S. Real Estate Securities Index (WILRESI):
An index designed to measure the performance of U.S. publicly-
traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings
Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’
use of leverage through bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-
term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a
Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes NMAI uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group,
Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

For financial reporting purposes JRI and JRS use the highest rating given by one of the following national rating agencies: Standard
& Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Multi-Asset Income Fund
Fund Performance, Leverage and Holdings December 31, 2024
NMAI
Performance*
*For purposes of Fund performance, relative results are measured against the NMAI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year
Since
Inception
NMAIF at Common Share NAV 11/22/21 7.85% (1.02)%
NMAIF at Common Share Price 11/22/21 11.46% (2.22)%
S&P 500® Index — 25.02% 9.29%
NMAIF Blended Benchmark — 12.82% 4.42%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$13.17 $12.04 (8.58)% (9.53)%

Leverage and Holdings
Leverage
Effective Leverage 30.18%
Regulatory Leverage 21.74%
Fund Allocation
(% of net assets)
Common Stocks 47 .7%
Mortgage-Backed Securities 17 .7%
Variable Rate Senior Loan
Interests 14 .6%
Real Estate Investment Trust
Common Stocks 12 .3%
$1,000 Par (or similar)
Institutional Preferred 9 .8%
Emerging Market Debt and
Foreign Corporate Bonds 9 .3%
Exchange-Traded Funds 8 .3%
U.S. Government and Agency
Obligations 7 .9%
Contingent Capital Securities 7 .4%
Corporate Bonds 2 .9%
$25 Par (or similar) Retail
Preferred 2 .3%
Asset-Backed Securities 0 .2%
Warrants 0 .1%
Investment Companies 0 .0%
Options Purchased 0 .0%
Repurchase Agreements 5 .9%
Other Assets & Liabilities, Net (3.1)%
Reverse Repurchase
Agreements, including accrued
interest ( 15 .5 ) %
Borrowings (27.8)%
Net Assets 100%
Bond Credit Quality
(% of total fixed-income investments)
U.S.  Guaranteed 3.8%
AAA 1.8%
AA 17.7%
A 1.0%
BBB 18.2%
BB or Lower 23.6%
N/R (not rated) 1.6%
N/A (not applicable) 32.3%
Total 100%
Portfolio Composition
1
(% of total investments)
Banks 10.4%
Equity Real Estate Investment
Trusts (Reits) 8.5%
Exchange-Traded Funds 5.7%
Utilities 5.3%
Energy 3.9%
Financial Services 3.5%
Capital Goods 3.3%
Transportation 2.9%
Software & Services 2.7%
Insurance 2.9%
Semiconductors &
Semiconductor Equipment 2.7%
Health Care Equipment &
Services 2.3%
Materials 2.2%
Pharmaceuticals, Biotechnology
& Life Sciences 2.1%
Consumer Services 1.7%
Media & Entertainment 1.7%
Commercial & Professional
Services 1.7%
Technology Hardware &
Equipment 1.6%
Food, Beverage & Tobacco 1.5%
Consumer Discretionary
Distribution & Retail 1.3%
Other 4.1%
Mortgage-Backed Securities 12.0%
Emerging Market Debt and
Foreign Corporate Bonds 6.4%
U.S. Government and Agency
Obligations 5.4%
Asset-Backed Securities 0.2%
Investment Companies 0.0%
Options Purchased 0.0%
Repurchase Agreements 4.0%
Total 100%
Top Five Issuers
(% of total investments)
Fannie Mae Pool 7.7%
iShares Core MSCI Emerging
Markets ETF 5.2%
United States Treasury Inflation
Indexed Bonds 4.2%
Taiwan Semiconductor
Manufacturing Co Ltd 0.9%
Freddie Mac Pool 0.8%
Country Allocation
2
(% of total investments)
United States 71 .2%
United Kingdom 2 .9%
Japan 2 .8%
France 2 .5%
Spain 1 .7%
Canada 1 .5%
Mexico 1 .3%
Switzerland 1 .3%
Netherlands 1 .1%
Germany 1 .0%
Australia 1 .0%
Other 11 .7%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 10.4% (as a percentage of total investments) in emerging market countries.

Nuveen Real Asset Income and Growth Fund
Fund Performance, Leverage & Holdings December 31, 2024
JRI
Performance*
* For purposes of Fund performance, relative results are measured against the JRI Blended Benchmark. Effective April 1, 2021, the JRI Blended
benchmark consists of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid &
Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 13% FTSE Nareit Preferred Stock Index and 5) 20% Bloomberg U.S. Corporate High
Yield Bond Index. Through March 31, 2021, the JRI Blended Benchmark consisted of 1) 21% FTSE EPRA Nareit Developed Index (Net), 2) 28% S&P
Global Infrastructure Index (Net), 3) 15% Bloomberg Global Capital Securities Index, 4) 18% Wells Fargo Hybrid & Preferred Securities REIT Index,
and 5) 18% Bloomberg US Corporate High Yield Index.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JRI at Common Share NAV 4/25/12 7.03% (0.09)% 3.74%
JRI at Common Share Price 4/25/12 16.12% 1.05% 4.37%
MSCI World Index (Net) — 18.67% 11.17% 9.95%
JRI Blended Benchmark — 7.88% 2.78% 4.25%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$13.19 $12.13 (8.04)% (9.62)%

Leverage and Holdings
Leverage
Effective Leverage 33.11%
Regulatory Leverage 33.11%
Fund Allocation
(% of net assets)
Real Estate Investment Trust
Common Stocks 35 .4%
Common Stocks 34 .6%
Corporate Bonds 31 .9%
$1,000 Par (or similar)
Institutional Preferred 20 .1%
$25 Par (or similar) Retail
Preferred 16 .9%
Variable Rate Senior Loan
Interests 3 .7%
Convertible Preferred Securities 2 .6%
Investment Companies 0 .9%
Mortgage-Backed Securities 0 .2%
Repurchase Agreements 3 .4%
Other Assets & Liabilities, Net (0.2)%
Borrowings (49.5)%
Net Assets 100%
Portfolio Credit Quality
(% of total long-term fixed-income
investments)
AA 0.2%
A 3.8%
BBB 24.0%
BB or Lower 19.4%
N/R (not rated) 52.6%
Total 100%
Portfolio Composition
(% of total investments)
Utilities 26.0%
Real Estate Investment Trust
Common Stocks 23.7%
Energy 18.6%
Equity Real Estate Investment
Trusts (Reits) 8.2%
Equity Real Estate Investment
Trusts (REITs) 4.3%
Transportation 3.6%
Telecommunication Services 2.8%
Real Estate Management &
Development 2.1%
Consumer Services 1.7%
Financial Services 1.6%
Media & Entertainment 1.5%
Health Care Equipment &
Services 1.2%
Capital Goods 0.8%
Investment Companies 0.6%
Materials 0.4%
Commercial & Professional
Services 0.3%
Consumer Discretionary
Distribution & Retail 0.1%
Mortgage-Backed Securities 0.1%
Technology Hardware &
Equipment 0.1%
Repurchase Agreements 2.3%
Total 100%
Country Allocation
1
(% of total investments)
United States 66 .5%
Canada 11 .8%
United Kingdom 4 .4%
Australia 2 .8%
Italy 2 .1%
Hong Kong 2 .0%
Singapore 2 .0%
Japan 1 .7%
France 1 .5%
Spain 1 .5%
Germany 0 .5%
Other 3 .2%
Total 100%
Top Five Issuers
(% of total investments)
Enbridge Inc 3.7%
Energy Transfer LP 2.9%
Public Storage 1.7%
Dominion Energy Inc 1.4%
Pembina Pipeline Corp 1.3%
1 Includes 1.7% (as a percentage of total investments) in emerging market countries.

Nuveen Real Estate Income Fund
Fund Performance, Leverage & Holdings December 31, 2024
JRS
Performance *
*For purposes of Fund performance, relative results are measured against the JRS Blended Benchmark. Effective April 1, 2021, the JRS Blended
Benchmark consists of: 1) 60% Wilshire US Real Estate Securities Index and 2) 40% FTSE Nareit Preferred Stock Index. Through March 31, 2021, the
JRS Blended Benchmark consisted of 1) 60% Wilshire US Real Estate Securities Index and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT
Index.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JRS at Common Share NAV 11/15/01 10.28% 3.44% 5.20%
JRS at Common Share Price 11/15/01 19.66% 4.67% 5.89%
Wilshire U.S. Real Estate Securities Index (WILRESI) — 9.15% 4.57% 5.88%
JRS Blended Benchmark — 8.23% 3.39% 5.18%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$9.04 $8.63 (4.54)% (9.23)%

Leverage and Holdings
Leverage
Effective Leverage 30.09%
Regulatory Leverage 30.09%
Fund Allocation
(% of net assets)
Real Estate Investment Trust
Common Stocks 100 .4%
Real Estate Investment Trust
Preferred Stocks 38 .2%
Corporate Bonds 1 .6%
$25 Par (or similar) Retail
Preferred 0 .7%
Repurchase Agreements 3 .9%
Other Assets & Liabilities, Net (1.8)%
Borrowings (43.0)%
Net Assets 100%
Portfolio Credit Quality
(% of total long-term fixed-income
investments)
A 3.4%
BBB 14.0%
BB or Lower 4.9%
N/R (not rated) 77.7%
Total 100%
Portfolio Composition
1
(% of total investments)
Retail REITs 17.0%
Office REITs 12.9%
Data Center REITs 11.3%
Multi-Family Residential REITs 10.7%
Health Care REITs 10.4%
Industrial REITs 10.4%
Self-Storage REITs 9.2%
Hotel & Resort REITs 5.5%
Single-Family Residential REITs 5.1%
Other 4.8%
Repurchase Agreements 2.7%
Total 100%
Top Five Common Stock Holdings
(% of total investments)
Prologis Inc 6.0%
Digital Realty Trust Inc 5.2%
Ventas Inc 4.1%
Simon Property Group Inc 4.0%
Equinix Inc 3.8%
Top Five Preferred Stock Issuers
(% of total investments)
Highwoods Properties Inc 3.5%
Vornado Realty Trust 3.4%
Public Storage 3.3%
Digital Realty Trust Inc 2.3%
Kimco Realty Corp 1.6%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.

Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Multi-Asset Income Fund, Nuveen Real Asset Income and Growth Fund, and Nuveen Real Estate Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of December 31, 2024, the related statements of operations, cash flows and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of
December 31, 2024, the results of their operations, cash flows and the changes in their net assets and their financial highlights for the periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with custodians and brokers;
when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
February 28, 2025

Appendix A
For the year ended December 31, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended December 31, 2024 (statements of changes in net assets); for each of the years in the five-year period ended December 31, 2024 (financial highlights):
Nuveen Real Estate Income Fund
Nuveen Real Asset Income and Growth Fund
For the year ended December 31, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended December 31, 2024 (statements of changes in net assets); for each of the years in the three-year period ended December 31, 2024, and the period November 22, 2021 (commencement of operations) through December 31, 2021
(financial highlights):
Nuveen Multi-Asset Income Fund

Portfolio of Investments December 31, 2024
NMAI
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 140.5% (96.0% of Total Investments)
42934116
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 9 .8% ( 6 .7 % of Total
Investments) 42934116
AUTOMOBILES & COMPONENTS - 0.3%
$ 462,000 (a),(b) General Motors Financial Co Inc 5 .700 % N/A $ 448,987
755,000 (a),(b) General Motors Financial Co Inc 5 .750 N/A 723,674
TOTAL AUTOMOBILES & COMPONENTS 1,172,661
BANKS - 4.0%
200,000 (c) Banco BBVA Peru SA 6 .200 06/07/34 202,844
75,000 (b) Bank of America Corp 6 .100 N/A 74,800
295,000 (b) Bank of America Corp 4 .375 N/A 284,038
877,000 (a),(b) Bank of America Corp 5 .875 N/A 879,133
436,000 (b) Bank of America Corp 6 .125 N/A 438,868
200,000 Bank of Montreal 7 .700 05/26/84 207,501
200,000 Bank of Nova Scotia/The 8 .000 01/27/84 210,453
314,000 (b) Citigroup Inc 7 .000 N/A 331,137
1,000,000 (a),(b) Citigroup Inc 5 .950 N/A 998,966
1,190,000 (a),(b) Citigroup Inc 6 .250 N/A 1,190,572
260,000 (b) Citigroup Inc 7 .375 N/A 267,863
655,000 (a),(b) Citigroup Inc 7 .625 N/A 682,401
378,000 (b) Citigroup Inc 7 .125 N/A 385,022
125,000 (b),(d) Citizens Financial Group Inc (TSFR3M + 3.419%) 8 .008 N/A 124,092
335,000 (b) Citizens Financial Group Inc 4 .000 N/A 318,024
229,000 (b),(d) Fifth Third Bancorp (TSFR3M + 3.295%) 7 .623 N/A 228,423
520,000 (a),(b),(d) First Citizens BancShares Inc/NC (TSFR3M + 4.234%) 8 .592 N/A 533,088
555,000 (a),(b) Huntington Bancshares Inc/OH 5 .625 N/A 541,650
1,072,000 (a),(b) JPMorgan Chase & Co 6 .875 N/A 1,119,424
205,000 (b) JPMorgan Chase & Co 3 .650 N/A 198,867
270,000 (b) M&T Bank Corp 5 .125 N/A 265,900
325,000 (b) PNC Financial Services Group Inc/The 6 .000 N/A 324,375
415,000 (b) PNC Financial Services Group Inc/The 3 .400 N/A 389,515
448,000 (b) PNC Financial Services Group Inc/The 5 .000 N/A 440,836
529,000 (b) PNC Financial Services Group Inc/The 6 .250 N/A 533,980
370,000 (b) Regions Financial Corp 5 .750 N/A 366,906
200,000 Toronto-Dominion Bank/The 8 .125 10/31/82 208,464
295,000 (b) Truist Financial Corp 5 .100 N/A 285,136
1,194,000 (a),(b) Truist Financial Corp 6 .669 N/A 1,187,530
200,000 (c) Turkiye Garanti Bankasi AS 8 .375 02/28/34 203,744
161,000 (b) US Bancorp 5 .300 N/A 158,749
1,030,000 (a),(b) Wells Fargo & Co 7 .625 N/A 1,092,957
708,000 (a),(b) Wells Fargo & Co 6 .850 N/A 730,763
875,000 (a),(b) Wells Fargo & Co 5 .875 N/A 873,416
663,000 (a),(b) Wells Fargo & Co 3 .900 N/A 644,184
200,000 (c) Yapi ve Kredi Bankasi AS 9 .250 01/17/34 208,210
TOTAL BANKS 17,131,831
CAPITAL GOODS - 0.3%
610,000 (a),(c) AerCap Global Aviation Trust 6 .500 06/15/45 608,667
93,000 (b) Air Lease Corp 4 .125 N/A 87,510
185,000 (b) Air Lease Corp 6 .000 N/A 179,176
395,000 (b) Air Lease Corp 4 .650 N/A 382,074
TOTAL CAPITAL GOODS 1,257,427
ENERGY - 0.6%
305,000 Enbridge Inc 7 .625 01/15/83 320,002
968,000 (a) Enbridge Inc 8 .500 01/15/84 1,075,113
351,000 (b) Energy Transfer LP 7 .125 N/A 352,264
49,000 (b) Energy Transfer LP 6 .625 N/A 48,190
250,000 (b) Energy Transfer LP 6 .500 N/A 250,103
95,000 Energy Transfer LP 8 .000 05/15/54 99,555
144,000 (c) South Bow Canadian Infrastructure Holdings Ltd 7 .500 03/01/55 148,899
75,000 Transcanada Trust 5 .875 08/15/76 74,000

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ENERGY (continued)
$ 440,000 Transcanada Trust 5 .600% 03/07/82 $ 417,218
TOTAL ENERGY 2,785,344
FINANCIAL SERVICES - 1.8%
1,030,000 (a) AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6 .950 03/10/55 1,060,050
159,600 (b) Ally Financial Inc 4 .700 N/A 148,933
400,000 (b) Ally Financial Inc 4 .700 N/A 349,574
555,000 (a),(b),(c) American AgCredit Corp 5 .250 N/A 541,050
180,000 (b) American Express Co 3 .550 N/A 173,012
150,000 (b) Bank of New York Mellon Corp/The 4 .700 N/A 148,576
200,000 (b) Capital One Financial Corp 3 .950 N/A 190,226
800,000 (a),(b) Charles Schwab Corp/The 4 .000 N/A 773,756
375,000 (b) Charles Schwab Corp/The 5 .375 N/A 373,003
150,000 (b) Discover Financial Services 6 .125 N/A 149,175
130,000 (b) Discover Financial Services 5 .500 N/A 126,542
720,000 (a),(b) Goldman Sachs Group Inc/The 7 .379 N/A 719,438
475,000 (a),(b) Goldman Sachs Group Inc/The 5 .300 N/A 471,428
430,000 (a),(b) Goldman Sachs Group Inc/The 7 .500 N/A 453,512
371,000 (b) Goldman Sachs Group Inc/The 6 .125 N/A 366,219
543,000 (a),(b) Goldman Sachs Group Inc/The 7 .500 N/A 566,465
320,000 (b) State Street Corp 6 .700 N/A 326,322
420,000 (a),(b) Voya Financial Inc 7 .758 N/A 442,160
TOTAL FINANCIAL SERVICES 7,379,441
FOOD, BEVERAGE & TOBACCO - 0.5%
2,250,000 (a),(b),(c) Land O' Lakes Inc 8 .000 N/A 2,092,999
TOTAL FOOD, BEVERAGE & TOBACCO 2,092,999
HEALTH CARE EQUIPMENT & SERVICES - 0.0%
142,000 CVS Health Corp 6 .750 12/10/54 139,237
80,000 CVS Health Corp 7 .000 03/10/55 80,268
TOTAL HEALTH CARE EQUIPMENT & SERVICES 219,505
INSURANCE - 1.1%
118,000 American International Group Inc 5 .750 04/01/48 117,231
450,000 AXIS Specialty Finance LLC 4 .900 01/15/40 422,417
381,000 Corebridge Financial Inc 6 .375 09/15/54 378,394
325,000 Enstar Finance LLC 5 .750 09/01/40 320,554
235,000 Enstar Finance LLC 5 .500 01/15/42 224,399
541,000 (a),(b) Markel Group Inc 6 .000 N/A 539,987
580,000 (a),(c) MetLife Inc 9 .250 04/08/38 682,067
360,000 Provident Financing Trust I 7 .405 03/15/38 381,711
210,000 Prudential Financial Inc 5 .125 03/01/52 199,841
150,000 Prudential Financial Inc 6 .500 03/15/54 154,270
81,000 Prudential Financial Inc 5 .375 05/15/45 80,453
420,000 (b),(c) QBE Insurance Group Ltd 5 .875 N/A 419,545
575,000 (a),(b),(c) SBL Holdings Inc 6 .500 N/A 500,575
600,000 (a),(b),(c) SBL Holdings Inc 7 .000 N/A 543,990
TOTAL INSURANCE 4,965,434
MATERIALS - 0.0%
200,000 (b),(c) Cemex SAB de CV 9 .125 N/A 206,129
TOTAL MATERIALS 206,129
MEDIA & ENTERTAINMENT - 0.0%
190,000 Paramount Global 6 .375 03/30/62 183,651
TOTAL MEDIA & ENTERTAINMENT 183,651
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
193,000 (c) EUSHI Finance Inc 7 .625 12/15/54 200,779
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 200,779
TELECOMMUNICATION SERVICES - 0.1%
365,000 Vodafone Group PLC 7 .000 04/04/79 373,786
TOTAL TELECOMMUNICATION SERVICES 373,786

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UTILITIES - 1.1%
$ 300,000 (c) AES Andes SA 6 .350% 10/07/79 $ 297,750
400,000 (c) AES Andes SA 8 .150 06/10/55 404,581
113,000 AES Corp/The 7 .600 01/15/55 116,064
120,000 (c) AltaGas Ltd 7 .200 10/15/54 120,656
310,000 American Electric Power Co Inc 3 .875 02/15/62 291,463
165,000 CMS Energy Corp 4 .750 06/01/50 156,293
115,000 Dominion Energy Inc 7 .000 06/01/54 121,438
144,000 Duke Energy Corp 6 .450 09/01/54 145,749
150,000 (b) Edison International 5 .375 N/A 147,912
200,000 (b) Edison International 5 .000 N/A 194,945
695,000 (a) Emera Inc 6 .750 06/15/76 698,607
314,000 Entergy Corp 7 .125 12/01/54 320,038
262,000 NextEra Energy Capital Holdings Inc 6 .750 06/15/54 268,414
91,000 PG&E Corp 7 .375 03/15/55 93,387
239,000 Sempra 6 .550 04/01/55 237,124
510,000 (a),(b) Sempra 4 .875 N/A 503,363
340,000 Southern Co/The 4 .000 01/15/51 333,181
175,000 (b),(c) Vistra Corp 7 .000 N/A 175,998
140,000 (b),(c) Vistra Corp 8 .875 N/A 149,362
185,000 (b),(c) Vistra Corp 8 .000 N/A 188,804
TOTAL UTILITIES 4,965,129
TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED
(Cost $43,065,840) 42,934,116
SHARES DESCRIPTION RATE VALUE
10022121 $25 PAR (OR SIMILAR) RETAIL PREFERRED - 2 .3% ( 1 .6 % of Total Investments) 10022121
BANKS - 0.4%
15,622 Fifth Third Bancorp 8 .296 395,549
121,800 Itau Unibanco Holding SA 0.000 602,535
27,025 (a) KeyCorp 6 .200 659,140
8,825 (a) KeyCorp 6 .125 216,654
TOTAL BANKS 1,873,878
CAPITAL GOODS - 0.0%
6,800 WESCO International Inc 10 .625 173,536
TOTAL CAPITAL GOODS 173,536
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0%
403,733 Raizen SA 0.000 141,057
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 141,057
ENERGY - 0.0%
29,500 Petroleo Brasileiro SA 0.000 174,477
TOTAL ENERGY 174,477
FINANCIAL SERVICES - 0.7%
11,100 (a) Equitable Holdings Inc 5 .250 227,106
17,175 Morgan Stanley 6 .500 441,741
4,206 Morgan Stanley 7 .125 106,117
21,600 Morgan Stanley 6 .625 572,616
25,000 Morgan Stanley 6 .875 629,750
8,848 (a) Synchrony Financial 5 .625 169,705
17,343 Voya Financial Inc 5 .350 402,878
TOTAL FINANCIAL SERVICES 2,549,913
FOOD, BEVERAGE & TOBACCO - 0.3%
34,746 (a) CHS Inc 7 .100 877,684
17,393 CHS Inc 6 .750 430,999
TOTAL FOOD, BEVERAGE & TOBACCO 1,308,683
INSURANCE - 0.9%
22,866 (a) American National Group Inc 8 .372 576,223
24,200 (a) American National Group Inc 6 .625 601,370
15,200 Aspen Insurance Holdings Ltd 5 .625 307,496
6,775 Aspen Insurance Holdings Ltd 7 .125 172,288
9,600 Assurant Inc 5 .250 192,672

See Notes to Financial Statements
SHARES DESCRIPTION RATE VALUE
INSURANCE (continued)
16,890 Athene Holding Ltd 6 .375% $ 423,263
19,836 (a) Athene Holding Ltd 6 .350 483,205
10,532 (a) Enstar Group Ltd 7 .000 214,326
14,737 Reinsurance Group of America Inc 5 .750 362,383
9,609 Reinsurance Group of America Inc 7 .125 247,912
8,200 Selective Insurance Group Inc 4 .600 142,024
TOTAL INSURANCE 3,723,162
TELECOMMUNICATION SERVICES - 0.0%
3,900 AT&T Inc 4 .750 77,415
TOTAL TELECOMMUNICATION SERVICES 77,415
TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED
(Cost $10,881,213) 10,022,121
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ASSET-BACKED SECURITIES - 0.2% (0.2% of Total Investments) –
$ 250,001 (c) Hertz Vehicle Financing III LLC, 2023 3A 5 .940 02/25/28 253,997
250,000 (e) Industrial DPR Funding Ltd 5 .380 04/15/34 215,798
158,826 (c) MVW 2020-1 LLC, 2020 1A 1 .740 10/20/37 152,303
244,817 (c) OneMain Financial Issuance Trust 2022-2, 2022 2A 4 .890 10/14/34 244,933
125,000 (c) PenFed Auto Receivables Owner Trust 2022-A, 2022 A 4 .600 12/15/28 124,602
TOTAL ASSET-BACKED SECURITIES
(Cost $1,008,665) 991,633
SHARES DESCRIPTION VALUE
209590790 COMMON STOCKS - 47 .7% ( 32 .4 % of Total Investments) 209590790
AUTOMOBILES & COMPONENTS - 0.6%
13,678 BYD Co Ltd, Class A 529,053
1,127 Hyundai Motor Co 160,001
346 (a),(f) Tesla Inc 139,729
88,100 (f) Toyota Motor Corp 1,720,172
TOTAL AUTOMOBILES & COMPONENTS 2,548,955
BANKS - 4.2%
534,588 Agricultural Bank of China Ltd, Class A 391,102
124,766 Banco Bilbao Vizcaya Argentaria SA 1,220,764
204,285 Banco Santander SA 945,073
15,784 (a) Bank of America Corp 693,707
588,000 Bank of China Ltd 299,210
1,996,100 Bank Rakyat Indonesia Persero Tbk PT 503,912
2,697 BNP Paribas SA 165,587
1,269 Capitec Bank Holdings Ltd 210,813
52,046 China Merchants Bank Co Ltd, Class A 280,218
10,267 Commonwealth Bank of Australia 971,475
4,492 Fifth Third Bancorp 189,922
57,600 Grupo Financiero Banorte SAB de CV 370,086
19,661 HDFC Bank Ltd, ADR 1,255,551
69,956 ING Groep NV 1,096,321
12,167 JPMorgan Chase & Co 2,916,552
3,121 KB Financial Group Inc 175,747
159,200 Mitsubishi UFJ Financial Group Inc 1,858,613
49,142 Nordea Bank Abp 536,176
5,561 (f) NU Holdings Ltd/Cayman Islands, Class A 57,612
1,792 (a) PNC Financial Services Group Inc/The 345,587
92,300 Sumitomo Mitsui Financial Group Inc 2,215,221
22,834 (a),(g) Wells Fargo & Co 1,603,860
TOTAL BANKS 18,303,109
CAPITAL GOODS - 3.5%
12,050 Airbus SE 1,929,577
968 Allegion plc 126,498
10,091 Ashtead Group PLC 624,310
731,500 Astra International Tbk PT 222,364

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
CAPITAL GOODS (continued)
2,289 (f) Boeing Co/The $ 405,153
1,659 (a) Caterpillar Inc 601,819
5,181 Cie de Saint-Gobain SA 460,392
4,583 Contemporary Amperex Technology Co Ltd, Class A 167,053
489 Deere & Co 207,189
1,854 (a) Dover Corp 347,810
2,526 Eaton Corp PLC 838,304
2,868 Emerson Electric Co 355,431
13,306 Ferrovial SE 558,514
107,100 (f) Hitachi Ltd 2,622,885
5,485 Honeywell International Inc 1,239,007
35,718 Infratil Ltd 251,766
2,716 (a) Masco Corp 197,100
457 Northrop Grumman Corp 214,466
725 Parker-Hannifin Corp 461,122
4,184 RTX Corp 484,172
7,351 Siemens AG 1,433,406
1,349 Trane Technologies PLC 498,253
732 (a) United Rentals Inc 515,650
4,784 Vinci SA 492,544
TOTAL CAPITAL GOODS 15,254,785
COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
1,591 (f) Casella Waste Systems Inc, Class A 168,344
165,485 Cleanaway Waste Management Ltd 270,796
7,954 GFL Environmental Inc 354,271
24,100 Infomart Corp 46,259
19,700 Recruit Holdings Co Ltd 1,369,306
6,985 Republic Services Inc 1,405,243
7,240 Waste Connections Inc 1,242,239
1,098 Waste Management Inc 221,565
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 5,078,023
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 1.2%
69,200 Alibaba Group Holding Ltd 732,368
2,742 Alibaba Group Holding Ltd, Sponsored ADR 232,494
8,354 (f) Amazon.com Inc 1,832,785
1 (e),(f) Belk Inc 8
2,174 (a) Home Depot Inc/The 845,664
1,138 JD.com Inc, ADR 39,454
17,800 JD.com Inc, Class A 309,065
1,061 (f) Jo-Ann Stores LLC 663
1,399 Lowe's Cos Inc 345,273
192 (f) O'Reilly Automotive Inc 227,674
1,710 (f) PDD Holdings Inc 165,853
3,063 TJX Cos Inc/The 370,041
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 5,101,342
CONSUMER DURABLES & APPAREL - 1.1%
5,401 Cie Financiere Richemont SA 817,031
1,807 Kering SA 446,321
3,954 LG Electronics Inc 222,152
758 LVMH Moet Hennessy Louis Vuitton SE 498,607
9,124 Moncler SpA 481,661
5,064 (a) NIKE Inc, Class B 383,193
43 (f) NVR Inc 351,693
84,000 Sony Group Corp 1,770,344
TOTAL CONSUMER DURABLES & APPAREL 4,971,002
CONSUMER SERVICES - 0.8%
83,128 (f) 24 Hour Fitness Worldwide Inc 2,494
174,789 (f) 24 Hour Fitness Worldwide Inc 1,748
66,724 (a) Arcos Dorados Holdings Inc, Class A 485,751
51 Booking Holdings Inc 253,389
96 (f) Crown Finance US Inc 2,410

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
CONSUMER SERVICES (continued)
11,373 (f) Despegar.com Corp $ 218,930
4,622 H World Group Ltd, ADR 152,665
1,473 Hilton Worldwide Holdings Inc 364,067
2,770 McDonald's Corp 802,995
24,827 (a),(f) Melco Resorts & Entertainment Ltd 143,748
11,800 Oriental Land Co Ltd/Japan 254,363
5,284 Starbucks Corp 482,165
328,000 Wynn Macau Ltd 226,217
TOTAL CONSUMER SERVICES 3,390,942
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.7%
977,935 (f) Cia Brasileira de Distribuicao 403,181
1,094 (a) Costco Wholesale Corp 1,002,399
94,683 Sendas Distribuidora S/A 86,343
19,984 Walmart Inc 1,805,554
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL 3,297,477
ENERGY - 4.8%
44,925 BP PLC 222,063
8,832 (a) Cheniere Energy Inc 1,897,732
3,312 (a) Chevron Corp 479,710
4,033 ConocoPhillips 399,953
2,555 (a) Diamondback Energy Inc 418,586
1,524 DT Midstream Inc 151,531
57,710 (a) Enbridge Inc 2,448,634
62,355 (a),(g) Energy Transfer LP 1,221,534
10,246 Enterprise Products Partners LP 321,315
2,646 (a) EOG Resources Inc 324,347
19,856 (a) Exxon Mobil Corp 2,135,910
6,201 Gibson Energy Inc 105,604
23,747 (g) Kinder Morgan Inc 650,668
4,983 (g) MPLX LP 238,486
19,699 (g) ONEOK Inc 1,977,780
25,300 Pembina Pipeline Corp 934,769
8,158 (c) Reliance Industries Ltd, Sponsored GDR 463,374
16,720 (c) Reliance Industries Ltd, Sponsored GDR 949,696
58,449 Shell PLC 1,821,913
4,487 (a) Targa Resources Corp 800,930
5,963 TC Energy Corp 277,896
10,747 TotalEnergies SE 598,767
7,368 (f) Transocean Ltd 27,630
5,791 (a) Valero Energy Corp 709,919
33,033 (a) Williams Cos Inc/The 1,787,746
TOTAL ENERGY 21,366,493
FINANCIAL SERVICES - 1.6%
3,301 American Express Co 979,705
1,541 (a),(f) Berkshire Hathaway Inc, Class B 698,504
391 Blackrock Inc 400,818
3,825 (a) Charles Schwab Corp/The 283,088
1,937 (f) Fiserv Inc 397,899
881 Goldman Sachs Group Inc/The 504,478
2,698 Intercontinental Exchange Inc 402,029
1,495 Mastercard Inc, Class A 787,222
4,821 (a) Morgan Stanley 606,096
21,500 ORIX Corp 461,903
709 S&P Global Inc 353,103
16,500 SBI Holdings Inc 414,415
1,941 (a) Visa Inc, Class A 613,434
TOTAL FINANCIAL SERVICES 6,902,694
FOOD, BEVERAGE & TOBACCO - 1.0%
8,053 (a) Coca-Cola Co/The 501,380
9,375 Fomento Economico Mexicano SAB de CV, Sponsored ADR 801,469
7,220 Heineken NV 514,563

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
FOOD, BEVERAGE & TOBACCO (continued)
5,708 Keurig Dr Pepper Inc $ 183,341
7,112 Mondelez International Inc, Class A 424,800
6,442 (f) Monster Beverage Corp 338,592
3,554 Nestle SA 291,581
1,460 PepsiCo Inc 222,008
9,894 (g) Philip Morris International Inc 1,190,742
TOTAL FOOD, BEVERAGE & TOBACCO 4,468,476
HEALTH CARE EQUIPMENT & SERVICES - 1.4%
7,220 Abbott Laboratories 816,654
7,113 (a),(f) Boston Scientific Corp 635,333
1,010 (a) Cigna Group/The 278,901
1,468 (a) Elevance Health Inc 541,545
4,020 EssilorLuxottica SA 980,598
913 HCA Healthcare Inc 274,037
625 Humana Inc 158,569
1,498 Medtronic PLC 119,660
12,280 (e),(f) Millennium Health LLC 1,228
11,534 (e),(f) Millennium Health LLC 115
1,449 (g) Stryker Corp 521,712
3,443 (a) UnitedHealth Group Inc 1,741,677
TOTAL HEALTH CARE EQUIPMENT & SERVICES 6,070,029
HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
1,889 (f) Amorepacific Corp 133,679
206,969 Haleon PLC 975,890
6,261 (a) Procter & Gamble Co/The 1,049,657
16,446 Unilever PLC 934,471
TOTAL HOUSEHOLD & PERSONAL PRODUCTS 3,093,697
INSURANCE - 0.7%
38,600 AIA Group Ltd 277,258
5,630 American International Group Inc 409,864
1,624 Chubb Ltd 448,711
3,509 (a) Marsh & McLennan Cos Inc 745,347
3,672 (a) MetLife Inc 300,663
37,006 Ping An Insurance Group Co of China Ltd, Class A 267,004
1,258 Zurich Insurance Group AG 748,216
TOTAL INSURANCE 3,197,063
MATERIALS - 2.5%
28,596 BHP Group Ltd 697,592
7,239 (a) Corteva Inc 412,333
17,499 CRH PLC 1,619,007
3,963 (a) DuPont de Nemours Inc 302,179
16,132 Freeport-McMoRan Inc 614,307
220,435 Glencore PLC 970,835
7,493 Heidelberg Materials AG 925,858
5,914 (f) Linde PLC 2,476,014
688 POSCO Holdings Inc 117,362
578 Reliance Inc 155,632
42,953 (a) Smurfit WestRock PLC 2,313,449
4,323 Sociedad Quimica y Minera de Chile SA, Sponsored ADR 157,184
21,200 Vale SA 187,485
14,415 Vale SA, Sponsored ADR 127,861
TOTAL MATERIALS 11,077,098
MEDIA & ENTERTAINMENT - 1.4%
2,928 (a) Alphabet Inc, Class A 554,270
1,386 (a) Alphabet Inc, Class C 263,950
14,922 Comcast Corp, Class A 560,023
58,224 (a) Grupo Televisa SAB, Sponsored ADR 97,816
42,787 HUYA Inc, ADR 131,356
2,385 (a) Meta Platforms Inc 1,396,441
1,384 (f) NAVER Corp 184,667
28,810 Nintendo Co Ltd 1,677,946

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
MEDIA & ENTERTAINMENT (continued)
15,600 Tencent Holdings Ltd $ 832,616
4,134 Walt Disney Co/The 460,321
TOTAL MEDIA & ENTERTAINMENT 6,159,406
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.6%
4,738 AbbVie Inc 841,943
10,638 Aspen Pharmacare Holdings Ltd 92,928
12,865 AstraZeneca PLC 1,677,334
1,045 (f) BeiGene Ltd, ADR 193,022
41,300 Daiichi Sankyo Co Ltd 1,130,102
1,439 Danaher Corp 330,322
1,040 Eli Lilly & Co 802,880
4,105 Johnson & Johnson 593,665
1,222 Lonza Group AG 721,271
4,507 Merck & Co Inc 448,356
10,569 Novartis AG 1,028,969
28,642 Novo Nordisk A/S, Class B 2,471,284
1,940 Novo Nordisk A/S, Sponsored ADR 166,879
4,912 Sanofi SA, ADR 236,906
75,000 (c),(f) Wuxi Biologics Cayman Inc 168,081
1,995 Zoetis Inc 325,045
TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 11,228,987
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
13,167 KE Holdings Inc, ADR 242,536
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 242,536
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
22,800 Advantest Corp 1,296,381
1,195 (a) Analog Devices Inc 253,890
1,351 (a) Applied Materials Inc 219,713
1,892 ASML Holding NV 1,325,222
3,087 (f) Bright Bidco BV 1,198
4,217 (f) Bright Bidco BV 1,636
13,143 Broadcom Inc 3,047,073
19,247 Infineon Technologies AG 628,255
4,683 Intel Corp 93,894
2,109 Lam Research Corp 152,333
3,000 MediaTek Inc 128,969
2,212 Micron Technology Inc 186,162
23,261 (a) NVIDIA Corp 3,123,721
1,151 (a) NXP Semiconductors NV 239,235
668 SK Hynix Inc 76,546
31,000 SUMCO Corp 228,299
83,000 Taiwan Semiconductor Manufacturing Co Ltd 2,697,502
14,794 (a),(g) Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR 2,921,667
816 Texas Instruments Inc 153,008
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 16,774,704
SOFTWARE & SERVICES - 1.7%
2,750 (a) Accenture PLC, Class A 967,423
4,662 (f) Avaya Inc 28,359
21,660 (f) Avaya Inc 131,758
18,158 (a) Infosys Ltd, Sponsored ADR 398,023
238,500 (c) LWSA SA 127,868
9,266 (a) Microsoft Corp 3,905,618
25,916 (f) NEXTDC Ltd 241,095
1,334 Oracle Corp 222,298
2,068 (a) Salesforce Inc 691,394
735 (a),(f) ServiceNow Inc 779,188
TOTAL SOFTWARE & SERVICES 7,493,024
TECHNOLOGY HARDWARE & EQUIPMENT - 1.9%
4,934 Amphenol Corp, Class A 342,666
17,171 (a) Apple Inc 4,299,962
4,410 Cisco Systems Inc 261,072

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
TECHNOLOGY HARDWARE & EQUIPMENT (continued)
24,834 E Ink Holdings Inc $ 206,786
49,000 Hon Hai Precision Industry Co Ltd 273,942
1,146 Motorola Solutions Inc 529,716
3,294 (f) Riverbed Technology LLC/US 33
50,879 Samsung Electronics Co Ltd 1,815,709
747 (f) Samsung SDI Co Ltd 123,471
2,328 TE Connectivity PLC 332,834
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT 8,186,191
TELECOMMUNICATION SERVICES - 0.4%
11,956 (c) Cellnex Telecom SA 377,648
17,028 Infrastrutture Wireless Italiane SpA 172,974
142,045 Koninklijke KPN NV 517,959
1,844,100 Telkom Indonesia Persero Tbk PT 308,676
1,869 T-Mobile US Inc 412,544
TOTAL TELECOMMUNICATION SERVICES 1,789,801
TRANSPORTATION - 3.7%
12,063 Aena SME SA 2,462,029
7,508 Aeroports de Paris SA 869,321
125,686 Atlas Arteria Ltd 368,732
283,483 Auckland International Airport Ltd 1,379,896
2,978 Canadian Pacific Kansas City Ltd 215,518
13,917 (a) CSX Corp 449,102
9,106 Deutsche Post AG 321,463
4,163 DSV A/S 886,576
4,400 East Japan Railway Co 77,928
361 FedEx Corp 101,560
2,320 Flughafen Zurich AG 556,938
5,204 (f) Fraport AG Frankfurt Airport Services Worldwide 316,551
21,117 Full Truck Alliance Co Ltd 228,486
71,087 Getlink SE 1,133,532
60,628 (f) Grab Holdings Ltd 286,164
7,644 (a) Grupo Aeroportuario del Centro Norte SAB de CV, ADR 524,684
2,923 (a) Grupo Aeroportuario del Pacifico SAB de CV, ADR 511,496
4,287 Grupo Aeroportuario del Sureste SAB de CV, ADR 1,104,460
36,920 International Container Terminal Services Inc 246,367
14,600 Japan Airport Terminal Co Ltd 460,322
6,900 Kamigumi Co Ltd 149,682
1,903 Norfolk Southern Corp 446,634
57,649 Qube Holdings Ltd 141,276
12,600 (f) Tokyo Metro Co Ltd 129,007
190,286 Transurban Group 1,572,715
6,813 (a) Union Pacific Corp 1,553,637
TOTAL TRANSPORTATION 16,494,076
UTILITIES - 6.1%
10,314 (a) Alliant Energy Corp 609,970
13,959 (a) Ameren Corp 1,244,305
2,551 (a) American Electric Power Co Inc 235,279
19,993 (a) CenterPoint Energy Inc 634,378
35,500 CLP Holdings Ltd 297,749
13,199 (a) CMS Energy Corp 879,713
4,297 Constellation Energy Corp 961,282
1,967 Duke Energy Corp 211,925
41,833 E.ON SE 487,273
1,598 Elia Group SA/NV 122,955
15,925 Endesa SA 342,455
194,356 Enel SpA 1,386,958
23,996 Engie SA 380,562
38,800 ENN Energy Holdings Ltd 275,704
13,998 (a) Entergy Corp 1,061,328
3,516 Eversource Energy 201,924
6,725 Exelon Corp 253,129

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
UTILITIES (continued)
91,448 Iberdrola SA $ 1,260,173
20,905 National Grid PLC 248,357
5,572 National Grid PLC, Sponsored ADR 331,088
41,542 (a) NextEra Energy Inc 2,978,145
32,914 (g) NiSource Inc 1,209,919
54,550 (g) PG&E Corp 1,100,819
7,523 Pinnacle West Capital Corp 637,725
9,836 Public Service Enterprise Group Inc 831,044
26,338 Redeia Corp SA 449,755
19,427 RWE AG 580,159
112,400 Sembcorp Industries Ltd 454,712
15,390 (a),(g) Sempra 1,350,011
12,705 Severn Trent PLC 398,333
91,422 Snam SpA 405,251
10,601 (g) Southern Co/The 872,674
34,293 SSE PLC 687,386
89,232 Terna - Rete Elettrica Nazionale 705,095
10,648 Veolia Environnement SA 298,756
6,038 Vistra Corp 832,459
3,328 (a) WEC Energy Group Inc 312,965
23,240 (g) Xcel Energy Inc 1,569,165
TOTAL UTILITIES 27,100,880
TOTAL COMMON STOCKS
(Cost $165,664,750) 209,590,790
PRINCIPAL DESCRIPTION (h) RATE MATURITY VALUE
32620335 CONTINGENT CAPITAL SECURITIES - 7 .4% ( 5 .1 % of Total Investments) 32620335
BANKS - 6.3%
$ 440,000 (b) Banco Bilbao Vizcaya Argentaria SA 6 .125 % N/A 423,331
673,000 (b) Banco Bilbao Vizcaya Argentaria SA 9 .375 N/A 732,509
400,000 (b) Banco Bilbao Vizcaya Argentaria SA 6 .500 N/A 398,421
200,000 (b),(c) Banco de Credito e Inversiones SA 8 .750 N/A 208,574
200,000 (b),(c) Banco del Estado de Chile 7 .950 N/A 205,432
200,000 (b),(c) Banco Mercantil del Norte SA/Grand Cayman 8 .375 N/A 199,537
509,800 (b),(c) Banco Mercantil del Norte SA/Grand Cayman 8 .750 N/A 507,480
500,000 (b),(c) Banco Mercantil del Norte SA/Grand Cayman 7 .625 N/A 490,694
400,000 (b) Banco Santander SA 4 .750 N/A 380,505
1,000,000 (b) Banco Santander SA 9 .625 N/A 1,152,633
600,000 (b) Banco Santander SA 8 .000 N/A 621,121
200,000 Bancolombia SA 8 .625 12/24/34 209,397
200,000 (c) Bank Hapoalim BM, Reg S 3 .255 01/21/32 188,114
800,000 (a),(b) Barclays PLC 8 .000 N/A 827,660
1,625,000 (a),(b) Barclays PLC 9 .625 N/A 1,788,104
230,000 (b) Barclays PLC 6 .125 N/A 229,459
200,000 (c) BBVA Bancomer SA/Texas 8 .450 06/29/38 207,130
1,252,000 (b),(c) BNP Paribas SA 7 .750 N/A 1,279,888
625,000 (b),(c) BNP Paribas SA 8 .000 N/A 642,861
484,000 (b),(c) BNP Paribas SA 9 .250 N/A 516,577
610,000 (b),(c) BNP Paribas SA 8 .500 N/A 635,627
200,000 (b),(c) BNP Paribas SA 7 .000 N/A 199,961
409,000 (b),(c) BNP Paribas SA 7 .375 N/A 406,048
515,000 (a),(b),(c) Credit Agricole SA 8 .125 N/A 525,377
1,359,000 (a),(b),(c) Credit Agricole SA 6 .700 N/A 1,303,996
394,000 (b) HSBC Holdings PLC 6 .875 N/A 392,200
910,000 (a),(b) HSBC Holdings PLC 6 .000 N/A 889,732
479,000 (a),(b) HSBC Holdings PLC 6 .375 N/A 479,038
715,000 (a),(b) HSBC Holdings PLC 8 .000 N/A 750,078
200,000 (b) HSBC Holdings PLC 6 .500 N/A 198,810
1,123,000 (a),(b) HSBC Holdings PLC 6 .950 N/A 1,124,785
845,000 (a),(b) ING Groep NV 5 .750 N/A 833,855
380,000 (b) ING Groep NV 6 .500 N/A 379,994

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION(h) RATE MATURITY VALUE
BANKS (continued)
$ 400,000 (b) ING Groep NV, Reg S 7 .500 % N/A $ 408,627
620,000 (a),(b),(c) Intesa Sanpaolo SpA 7 .700 N/A 620,013
630,000 (a),(b) Lloyds Banking Group PLC 7 .500 N/A 634,956
771,000 (a),(b) Lloyds Banking Group PLC 8 .000 N/A 800,414
221,000 (b) Lloyds Banking Group PLC 6 .750 N/A 211,365
500,000 (a),(b),(c) Macquarie Bank Ltd/London 6 .125 N/A 504,076
680,000 (b) NatWest Group PLC 8 .000 N/A 686,097
222,000 (b) NatWest Group PLC 6 .000 N/A 220,801
682,000 (a),(b) NatWest Group PLC 8 .125 N/A 726,348
242,000 (b) NatWest Group PLC 7 .300 N/A 238,649
446,000 (b),(c) Nordea Bank Abp 6 .300 N/A 426,115
420,000 (b),(c) Societe Generale SA 8 .000 N/A 424,610
765,000 (a),(b),(c) Societe Generale SA 10 .000 N/A 815,577
205,000 (b),(c) Societe Generale SA 8 .500 N/A 204,532
725,000 (a),(b),(c) Societe Generale SA 9 .375 N/A 753,627
600,000 (b),(c) Standard Chartered PLC 7 .750 N/A 617,363
TOTAL BANKS 27,622,098
FINANCIAL SERVICES - 1.1%
1,000,000 (a),(b) Deutsche Bank AG 6 .000 N/A 979,565
200,000 (b) Deutsche Bank AG 7 .500 N/A 199,542
200,000 (b) Deutsche Bank AG, Reg S 4 .789 N/A 196,000
993,000 (a),(b),(c) UBS Group AG 9 .250 N/A 1,137,910
420,000 (a),(b),(c) UBS Group AG 9 .250 N/A 454,050
250,000 (b),(c) UBS Group AG 7 .750 N/A 260,426
932,000 (b) UBS Group AG, Reg S 6 .875 N/A 933,379
630,000 (b) UBS Group AG, Reg S 7 .000 N/A 630,296
TOTAL FINANCIAL SERVICES 4,791,168
INSURANCE - 0.0%
200,000 (b) Phoenix Group Holdings PLC, Reg S 8 .500 N/A 207,069
TOTAL INSURANCE 207,069
TOTAL CONTINGENT CAPITAL SECURITIES
(Cost $32,296,748) 32,620,335
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
12675853 CORPORATE BONDS - 2 .9% ( 2 .0 % of Total Investments) 12675853
AUTOMOBILES & COMPONENTS - 0.0%
15,000 Ford Motor Co 6 .100 08/19/32 14,927
50,000 General Motors Financial Co Inc 4 .900 10/06/29 49,252
TOTAL AUTOMOBILES & COMPONENTS 64,179
BANKS - 0.1%
35,000 Bank of America Corp 5 .518 10/25/35 34,220
85,000 Bank of America Corp 5 .819 09/15/29 87,099
70,000 Bank of America Corp 5 .468 01/23/35 70,077
65,000 Citibank NA 5 .570 04/30/34 65,760
55,000 JPMorgan Chase & Co 4 .851 07/25/28 54,982
115,000 JPMorgan Chase & Co 4 .946 10/22/35 110,806
35,000 Morgan Stanley Bank NA 4 .952 01/14/28 35,050
35,000 Wells Fargo & Co 5 .574 07/25/29 35,535
20,000 Wells Fargo & Co 5 .211 12/03/35 19,459
TOTAL BANKS 512,988
CAPITAL GOODS - 0.1%
35,000 Boeing Co/The 5 .805 05/01/50 32,555
15,000 Boeing Co/The 3 .250 02/01/28 14,123
15,000 Honeywell International Inc 5 .250 03/01/54 14,047
20,000 L3Harris Technologies Inc 5 .400 07/31/33 19,964
25,000 RTX Corp 2 .250 07/01/30 21,744
375,000 (c) TransDigm Inc 6 .875 12/15/30 380,578
TOTAL CAPITAL GOODS 483,011

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
$ 75,000 (c) Boost Newco Borrower LLC 7 .500% 01/15/31 $ 78,627
625,000 (a),(c) GFL Environmental Inc 5 .125 12/15/26 621,639
325,000 (c) Prime Security Services Borrower LLC / Prime Finance Inc 6 .250 01/15/28 323,214
973,000 (a),(c) Prime Security Services Borrower LLC / Prime Finance Inc 5 .750 04/15/26 972,454
200,000 (c) Prime Security Services Borrower LLC / Prime Finance Inc 3 .375 08/31/27 187,054
10,000 Waste Management Inc 4 .950 03/15/35 9,749
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 2,192,737
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.0%
10,000 Home Depot Inc/The 4 .950 06/25/34 9,865
15,000 Lowe's Cos Inc 4 .250 04/01/52 11,707
20,000 O'Reilly Automotive Inc 4 .200 04/01/30 19,227
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 40,799
CONSUMER DURABLES & APPAREL - 0.0%
5,000 Tapestry Inc 5 .100 03/11/30 4,945
TOTAL CONSUMER DURABLES & APPAREL 4,945
CONSUMER SERVICES - 0.0%
30,000 Piedmont Operating Partnership LP 9 .250 07/20/28 32,917
TOTAL CONSUMER SERVICES 32,917
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
200,000 (c) Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC
5 .875 02/15/28 199,174
25,000 Kroger Co/The 5 .000 09/15/34 24,213
10,000 Kroger Co/The 5 .500 09/15/54 9,419
5,000 Sysco Corp 6 .600 04/01/50 5,481
5,000 Target Corp 4 .500 09/15/34 4,753
15,000 Walmart Inc 2 .500 09/22/41 10,326
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL 253,366
ENERGY - 0.2%
40,000 Cheniere Energy Partners LP 4 .500 10/01/29 38,727
300,000 (c) CITGO Petroleum Corp 7 .000 06/15/25 300,310
20,000 Diamondback Energy Inc 3 .250 12/01/26 19,476
30,000 Enterprise Products Operating LLC 4 .200 01/31/50 23,597
100,000 (c) EQM Midstream Partners LP 6 .500 07/01/27 101,298
100,000 (c) Hilcorp Energy I LP / Hilcorp Finance Co 6 .250 04/15/32 92,003
15,000 Marathon Petroleum Corp 6 .500 03/01/41 15,541
50,000 MPLX LP 4 .875 06/01/25 49,965
15,000 MPLX LP 2 .650 08/15/30 13,125
20,000 ONEOK Inc 5 .050 11/01/34 19,127
40,000 ONEOK Inc 5 .700 11/01/54 37,612
20,000 Phillips 66 Co 5 .300 06/30/33 19,820
TOTAL ENERGY 730,601
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
70,000 American Tower Corp 2 .750 01/15/27 67,233
20,000 Brixmor Operating Partnership LP 3 .850 02/01/25 19,974
20,000 Brixmor Operating Partnership LP 2 .250 04/01/28 18,275
15,000 Essential Properties LP 2 .950 07/15/31 12,770
25,000 Essex Portfolio LP 5 .500 04/01/34 25,011
15,000 Federal Realty OP LP 1 .250 02/15/26 14,399
250,000 (c) RLJ Lodging Trust LP 3 .750 07/01/26 243,137
15,000 Ventas Realty LP 5 .000 01/15/35 14,332
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 415,131
FINANCIAL SERVICES - 0.0%
35,000 Morgan Stanley 5 .320 07/19/35 34,427
25,000 Morgan Stanley 4 .654 10/18/30 24,464
TOTAL FINANCIAL SERVICES 58,891
FOOD, BEVERAGE & TOBACCO - 0.0%
65,000 Constellation Brands Inc 2 .875 05/01/30 58,080
40,000 Philip Morris International Inc 4 .750 11/01/31 39,118
TOTAL FOOD, BEVERAGE & TOBACCO 97,198

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
HEALTH CARE EQUIPMENT & SERVICES - 0.5%
$ 625,000 (a),(c) CHS/Community Health Systems Inc 8 .000% 12/15/27 $ 623,852
25,000 CVS Health Corp 5 .050 03/25/48 20,614
10,000 Elevance Health Inc 4 .625 05/15/42 8,634
30,000 HCA Inc 3 .500 09/01/30 27,246
20,000 Humana Inc 4 .875 04/01/30 19,569
152,624 (c) Radiology Partners Inc, (cash 4.275%, PIK 3.500%) 7 .775 01/31/29 150,716
346,584 (c) Team Health Holdings Inc, (cash 9.000%, PIK 4.500%) 13 .500 06/30/28 382,975
250,000 Tenet Healthcare Corp 6 .125 10/01/28 249,536
625,000 (a) Tenet Healthcare Corp 4 .625 06/15/28 598,117
15,000 UnitedHealth Group Inc 5 .050 04/15/53 13,507
TOTAL HEALTH CARE EQUIPMENT & SERVICES 2,094,766
HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
15,000 Haleon US Capital LLC 3 .625 03/24/32 13,583
TOTAL HOUSEHOLD & PERSONAL PRODUCTS 13,583
INSURANCE - 0.4%
475,000 (a),(c) Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4 .250 10/15/27 453,396
907,000 (a) Assurant Inc 7 .000 03/27/48 921,907
25,000 Berkshire Hathaway Finance Corp 2 .850 10/15/50 15,688
35,000 Hartford Financial Services Group Inc/The 2 .800 08/19/29 31,877
375,000 (c) HUB International Ltd 7 .250 06/15/30 384,281
15,000 Principal Life Global Funding II 0 .875 01/12/26 14,418
20,000 Reinsurance Group of America Inc 5 .750 09/15/34 20,157
TOTAL INSURANCE 1,841,724
MATERIALS - 0.1%
15,000 Amcor Flexibles North America Inc 4 .000 05/17/25 14,944
25,000 Amcor Group Finance PLC 5 .450 05/23/29 25,207
250,000 (c) Arsenal AIC Parent LLC 8 .000 10/01/30 258,699
75,000 Ball Corp 6 .000 06/15/29 75,544
25,000 Berry Global Inc 1 .570 01/15/26 24,126
TOTAL MATERIALS 398,520
MEDIA & ENTERTAINMENT - 0.2%
200,000 CCO Holdings LLC / CCO Holdings Capital Corp 4 .500 05/01/32 172,033
35,000 Charter Communications Operating LLC / Charter
Communications Operating Capital
3 .500 03/01/42 23,783
25,000 Comcast Corp 2 .800 01/15/51 14,859
20,000 Comcast Corp 1 .500 02/15/31 16,278
10,000 Comcast Corp 5 .350 05/15/53 9,256
175,000 (c) CSC Holdings LLC 5 .500 04/15/27 156,625
69,000 (c) McGraw-Hill Education Inc 5 .750 08/01/28 67,369
250,000 (c) Outfront Media Capital LLC / Outfront Media Capital Corp 5 .000 08/15/27 243,306
25,000 Warnermedia Holdings Inc 5 .141 03/15/52 18,575
TOTAL MEDIA & ENTERTAINMENT 722,084
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
10,000 AbbVie Inc 5 .400 03/15/54 9,626
15,000 AbbVie Inc 4 .950 03/15/31 14,997
10,000 Amgen Inc 5 .250 03/02/25 10,005
15,000 Amgen Inc 5 .250 03/02/33 14,889
35,000 Amgen Inc 5 .650 03/02/53 33,697
250,000 (c) Organon & Co / Organon Foreign Debt Co-Issuer BV 5 .125 04/30/31 224,703
35,000 Pfizer Investment Enterprises Pte Ltd 5 .300 05/19/53 32,771
TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 340,688
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
40,000 Broadcom Inc 5 .150 11/15/31 40,259
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 40,259
SOFTWARE & SERVICES - 0.0%
25,000 (c) Amentum Escrow Corp 7 .250 08/01/32 25,189
5,000 AppLovin Corp 5 .500 12/01/34 4,963
15,000 Oracle Corp 5 .375 09/27/54 13,826
15,000 Oracle Corp 4 .900 02/06/33 14,604
30,000 Roper Technologies Inc 2 .000 06/30/30 25,573
TOTAL SOFTWARE & SERVICES 84,155

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
$ 10,000 Apple Inc 2 .650% 05/11/50 $ 6,213
50,000 (c) CommScope LLC 6 .000 03/01/26 49,750
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT 55,963
TELECOMMUNICATION SERVICES - 0.3%
30,000 AT&T Inc 3 .500 09/15/53 20,200
50,000 AT&T Inc 3 .800 12/01/57 34,495
25,000 AT&T Inc 3 .650 06/01/51 17,656
375,000 (c) Frontier Communications Holdings LLC 5 .875 10/15/27 373,811
375,000 (c) Level 3 Financing Inc 10 .500 05/15/30 408,375
80,000 (c) Level 3 Financing Inc 10 .500 04/15/29 89,152
50,000 T-Mobile USA Inc 2 .250 11/15/31 41,535
15,000 T-Mobile USA Inc 5 .150 04/15/34 14,758
143,000 (c) Zayo Group Holdings Inc 4 .000 03/01/27 131,883
TOTAL TELECOMMUNICATION SERVICES 1,131,865
TRANSPORTATION - 0.1%
250,000 (c) United Airlines Inc 4 .375 04/15/26 245,815
TOTAL TRANSPORTATION 245,815
UTILITIES - 0.2%
40,000 AEP Transmission Co LLC 5 .400 03/15/53 38,116
30,000 Ameren Illinois Co 4 .950 06/01/33 29,444
15,000 Atmos Energy Corp 5 .000 12/15/54 13,511
10,000 Consolidated Edison Co of New York Inc 5 .500 03/15/55 9,611
20,000 DTE Electric Co 5 .200 03/01/34 19,925
30,000 Duke Energy Carolinas LLC 4 .250 12/15/41 25,426
25,000 Duke Energy Carolinas LLC 5 .350 01/15/53 23,783
15,000 Florida Power & Light Co 5 .050 04/01/28 15,144
35,000 Florida Power & Light Co 4 .800 05/15/33 34,048
55,000 Georgia Power Co 2 .650 09/15/29 49,885
15,000 Interstate Power and Light Co 3 .100 11/30/51 9,563
50,000 PG&E Corp 5 .250 07/01/30 48,941
484,000 (a) PG&E Corp 5 .000 07/01/28 472,840
15,000 Public Service Co of Colorado 2 .700 01/15/51 8,869
25,000 Public Service Co of Colorado 1 .875 06/15/31 20,562
TOTAL UTILITIES 819,668
TOTAL CORPORATE BONDS
(Cost $12,697,333) 12,675,853
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
41135811
EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS - 9 .3% ( 6 .4 % of Total
Investments) 41135811
ANGOLA - 0.1%
270,000 (c) Angolan Government International Bond 9 .375 05/08/48 221,400
200,000 (c) Angolan Government International Bond 8 .750 04/14/32 176,743
TOTAL ANGOLA 398,143
ARGENTINA - 0.2%
475,000 Argentine Republic Government International Bond 4 .125 07/09/35 314,999
200,000 Argentine Republic Government International Bond 5 .000 01/09/38 139,818
457,615 (c) Provincia de Buenos Aires/Government Bonds 6 .375 09/01/37 304,543
139,000 (c) YPF SA 6 .950 07/21/27 136,031
TOTAL ARGENTINA 895,391
AUSTRALIA - 0.1%
200,000 AngloGold Ashanti Holdings PLC 3 .750 10/01/30 180,699
200,000 AngloGold Ashanti Holdings PLC 3 .375 11/01/28 184,740
TOTAL AUSTRALIA 365,439
BARBADOS - 0.0%
200,000 (c) Barbados Government International Bond 6 .500 10/01/29 195,400
TOTAL BARBADOS 195,400

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
BELGIUM - 0.0%
$ 24,000 Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 4 .900% 02/01/46 $ 21,825
10,000 Anheuser-Busch InBev Worldwide Inc 5 .000 06/15/34 9,883
TOTAL BELGIUM 31,708
BENIN - 0.1%
EUR 100,000 (c) Benin Government International Bond 6 .875 01/19/52 86,857
EUR 190,000 (c) Benin Government International Bond 4 .950 01/22/35 166,188
TOTAL BENIN 253,045
BRAZIL - 0.6%
200,000 (c) B3 SA - Brasil Bolsa Balcao 4 .125 09/20/31 176,752
200,000 (c) Banco do Brasil SA/Cayman 4 .875 01/11/29 190,201
BRL 1,150,000 Brazil Notas do Tesouro Nacional Serie F 10 .000 01/01/31 148,252
210,000 Brazilian Government International Bond 5 .000 01/27/45 154,272
200,000 Brazilian Government International Bond 4 .750 01/14/50 136,213
340,000 Brazilian Government International Bond 6 .000 10/20/33 317,330
200,000 (c) Klabin Austria GmbH 3 .200 01/12/31 168,062
200,000 (c) Klabin Austria GmbH 5 .750 04/03/29 195,128
200,000 (c) LD Celulose International GmbH 7 .950 01/26/32 200,578
200,000 (c) Minerva Luxembourg SA 8 .875 09/13/33 207,507
145,000 Petrobras Global Finance BV 6 .750 06/03/50 133,397
115,000 Petrobras Global Finance BV 5 .500 06/10/51 87,000
200,000 (c) Raizen Fuels Finance SA 5 .700 01/17/35 185,150
TOTAL BRAZIL 2,299,842
CAMEROON - 0.0%
EUR 100,000 (c) Republic of Cameroon International Bond 5 .950 07/07/32 83,615
TOTAL CAMEROON 83,615
CANADA - 0.2%
150,000 (c) Air Canada 3 .875 08/15/26 145,742
75,000 (c) BC ULC / New Red Finance Inc 4 .000 10/15/30 67,075
45,000 Canadian Pacific Railway Co 2 .050 03/05/30 39,079
5,000 Cenovus Energy Inc 5 .400 06/15/47 4,449
175,000 Enbridge Inc 5 .500 07/15/77 167,742
330,000 Enbridge Inc 5 .750 07/15/80 319,022
25,000 Enbridge Inc 2 .500 08/01/33 20,067
25,000 Nutrien Ltd 4 .900 03/27/28 24,990
75,000 (c) Open Text Holdings Inc 4 .125 12/01/31 66,503
TOTAL CANADA 854,669
CHILE - 0.3%
198,208 (c) Alfa Desarrollo SpA 2021 1 4 .550 09/27/51 146,098
175,000 (c) Cia Cervecerias Unidas SA 3 .350 01/19/32 150,393
200,000 (c) Corp Nacional del Cobre de Chile 3 .000 09/30/29 177,422
200,000 (c) Corp Nacional del Cobre de Chile 6 .440 01/26/36 203,772
150,000 (c) Empresa Nacional de Telecomunicaciones SA 3 .050 09/14/32 123,116
200,000 (c) Empresa Nacional del Petroleo 6 .150 05/10/33 201,545
200,000 (c) Inversiones CMPC SA 6 .125 06/23/33 200,546
TOTAL CHILE 1,202,892
CHINA - 0.1%
200,000 (c) ENN Clean Energy International Investment Ltd 3 .375 05/12/26 194,792
200,000 (c) Lenovo Group Ltd 3 .421 11/02/30 179,561
TOTAL CHINA 374,353
COLOMBIA - 0.4%
350,000 Colombia Government International Bond 3 .125 04/15/31 277,725
200,000 Colombia Government International Bond 7 .500 02/02/34 196,700
200,000 Colombia Government International Bond 8 .000 11/14/35 201,100
COP 415,000,000 Colombian TES 6 .000 04/28/28 82,799
COP 1,073,000,000 Colombian TES 7 .000 06/30/32 189,945
200,000 Ecopetrol SA 4 .625 11/02/31 165,847
200,000 Ecopetrol SA 5 .875 11/02/51 134,198
200,000 (c) Empresas Publicas de Medellin ESP 4 .250 07/18/29 178,252
200,000 (c) Grupo Aval Ltd 4 .375 02/04/30 176,148
TOTAL COLOMBIA 1,602,714

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
COSTA RICA - 0.1%
$ 200,000 (c) Costa Rica Government International Bond 6 .550% 04/03/34 $ 203,100
200,000 (c) Instituto Costarricense de Electricidad 6 .750 10/07/31 200,524
200,000 (c) Liberty Costa Rica Senior Secured Finance 10 .875 01/15/31 213,400
TOTAL COSTA RICA 617,024
COTE D'IVOIRE - 0.1%
EUR 170,000 Ivory Coast Government International Bond, Reg S 6 .875 10/17/40 152,135
395,000 Ivory Coast Government International Bond, Reg S 6 .125 06/15/33 352,044
TOTAL COTE D'IVOIRE 504,179
CZECH REPUBLIC - 0.0%
CZK 4,300,000 Czech Republic Government Bond 1 .750 06/23/32 151,454
TOTAL CZECH REPUBLIC 151,454
DOMINICAN REPUBLIC - 0.2%
200,000 (c) Aeropuertos Dominicanos Siglo XXI SA 7 .000 06/30/34 203,837
125,000 Dominican Republic International Bond, Reg S 7 .450 04/30/44 130,938
150,000 (c) Dominican Republic International Bond 4 .875 09/23/32 133,800
150,000 (c) Dominican Republic International Bond 7 .050 02/03/31 153,600
DOP 6,700,000 (c) Dominican Republic International Bond 13 .000 06/10/34 129,612
TOTAL DOMINICAN REPUBLIC 751,787
ECUADOR - 0.1%
372,513 (c) Ecuador Government International Bond 1 .000 07/31/35 211,011
137,000 Ecuador Government International Bond, Reg S 5 .500 07/31/35 77,604
TOTAL ECUADOR 288,615
EGYPT - 0.2%
220,000 (c) Egypt Government International Bond 7 .300 09/30/33 186,239
225,000 (c) Egypt Government International Bond 8 .500 01/31/47 174,575
200,000 (c) Egypt Government International Bond 7 .600 03/01/29 193,510
205,000 (c) Egypt Government International Bond 8 .875 05/29/50 163,647
300,000 Egypt Government International Bond, Reg S 7 .903 02/21/48 219,784
TOTAL EGYPT 937,755
EL SALVADOR - 0.0%
150,000 (c) El Salvador Government International Bond 0 .250 04/17/30 2,670
190,000 (c) El Salvador Government International Bond 7 .125 01/20/50 159,885
TOTAL EL SALVADOR 162,555
FRANCE - 0.0%
10,000 TotalEnergies Capital SA 5 .488 04/05/54 9,584
TOTAL FRANCE 9,584
GERMANY - 0.0%
30,000 Deutsche Bank AG/New York NY 6 .819 11/20/29 31,393
TOTAL GERMANY 31,393
GHANA - 0.1%
292,320 (c) Ghana Government International Bond 5 .000 07/03/35 205,341
26,880 (c) Ghana Government International Bond 0 .000 07/03/26 25,075
203,280 (c) Ghana Government International Bond 5 .000 07/03/29 175,306
47,052 (c) Ghana Government International Bond 0 .000 01/03/30 36,478
200,000 (c) Kosmos Energy Ltd 7 .500 03/01/28 189,419
TOTAL GHANA 631,619
GUATEMALA - 0.1%
200,000 (c) CT Trust 5 .125 02/03/32 178,980
200,000 (c) Guatemala Government Bond 3 .700 10/07/33 161,300
180,000 (c) Millicom International Cellular SA 2029 2029 6 .250 03/25/29 177,076
TOTAL GUATEMALA 517,356
HONDURAS - 0.1%
150,000 (c) Honduras Government International Bond 8 .625 11/27/34 149,025
175,000 (c) Honduras Government International Bond 5 .625 06/24/30 156,100
TOTAL HONDURAS 305,125
HUNGARY - 0.1%
HUF 13,000,000 Hungary Government Bond 4 .500 03/23/28 30,924
HUF 11,500,000 Hungary Government Bond 2 .750 12/22/26 27,178
200,000 (c) Hungary Government International Bond 5 .250 06/16/29 196,624

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
HUNGARY
$ 210,000 (c) Hungary Government International Bond 5 .500% 03/26/36 $ 196,484
200,000 (c) Magyar Export-Import Bank Zrt 6 .125 12/04/27 201,500
TOTAL HUNGARY 652,710
INDIA - 0.3%
200,000 (c) Adani Ports & Special Economic Zone Ltd 3 .100 02/02/31 151,500
200,000 (c) Indian Railway Finance Corp Ltd 3 .570 01/21/32 179,084
200,000 (c) IRB Infrastructure Developers Ltd 7 .110 03/11/32 202,041
200,000 (c) Muthoot Finance Ltd 6 .375 04/23/29 198,849
200,000 (c) Network i2i Ltd 3 .975 06/03/73 194,563
200,000
(c) ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9
Subsidiaries 4 .500 07/14/28 185,640
200,000 (c) Shriram Finance Ltd 6 .150 04/03/28 197,560
200,000 UPL Corp Ltd, Reg S 5 .250 11/27/72 179,000
TOTAL INDIA 1,488,237
INDONESIA - 0.3%
200,000 (c) Indika Energy Tbk PT 8 .750 05/07/29 205,768
IDR 2,219,999,999 Indonesia Treasury Bond 7 .125 06/15/38 137,887
IDR 1,360,000,000 Indonesia Treasury Bond 7 .000 09/15/30 83,679
200,000 (c) Medco Maple Tree Pte Ltd 8 .960 04/27/29 210,493
200,000 (c) Pertamina Persero PT 2 .300 02/09/31 167,328
335,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg
S 3 .875 07/17/29 313,701
200,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg
S 5 .250 05/15/47 173,400
TOTAL INDONESIA 1,292,256
IRAQ - 0.0%
175,000 (c) Iraq International Bond 5 .800 01/15/28 170,275
TOTAL IRAQ 170,275
IRELAND - 0.0%
75,000 AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6 .100 01/15/27 76,702
TOTAL IRELAND 76,702
ISRAEL - 0.1%
180,000 (c) Energean Israel Finance Ltd, Reg S 4 .875 03/30/26 176,004
200,000 (c) Israel Electric Corp Ltd, Reg S 4 .250 08/14/28 191,410
127,000 (c) Leviathan Bond Ltd, Reg S 6 .500 06/30/27 122,880
32,000 (c) Leviathan Bond Ltd, Reg S 6 .125 06/30/25 31,760
75,000 (c) Leviathan Bond Ltd, Reg S 6 .750 06/30/30 70,934
TOTAL ISRAEL 592,988
JAMAICA - 0.1%
215,000 Jamaica Government International Bond 7 .875 07/28/45 248,325
200,000 (c) Kingston Airport Revenue Finance Ltd 6 .750 12/15/36 200,900
TOTAL JAMAICA 449,225
JORDAN - 0.0%
200,000 (c) Jordan Government International Bond 5 .850 07/07/30 182,881
TOTAL JORDAN 182,881
KAZAKHSTAN - 0.1%
200,000 (c) Development Bank of Kazakhstan JSC 5 .500 04/15/27 201,040
200,000 (c) KazMunayGas National Co JSC 3 .500 04/14/33 165,567
200,000 (c) Tengizchevroil Finance Co International Ltd 4 .000 08/15/26 194,078
TOTAL KAZAKHSTAN 560,685
KENYA - 0.1%
200,000 (c) Republic of Kenya Government International Bond 7 .250 02/28/28 190,500
200,000 (c) Republic of Kenya Government International Bond 6 .300 01/23/34 157,488
TOTAL KENYA 347,988
MACAU - 0.0%
200,000 (c) MGM China Holdings Ltd 7 .125 06/26/31 202,179
TOTAL MACAU 202,179

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MALAYSIA - 0.2%
MYR 600,000 Malaysia Government Bond 3 .900% 11/30/26 $ 135,340
$ 215,000 (c) MISC Capital Two Labuan Ltd 3 .750 04/06/27 209,093
205,000 (c) Petronas Capital Ltd 3 .404 04/28/61 134,896
200,000 (c) Petronas Capital Ltd 3 .500 04/21/30 185,359
TOTAL MALAYSIA 664,688
MEXICO - 0.9%
200,000 (c) Banco Nacional de Comercio Exterior SNC/Cayman Islands 2 .720 08/11/31 183,646
200,000
(c) Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand 5 .621 12/10/29 199,000
185,366 (c) Borr IHC Ltd / Borr Finance LLC 10 .000 11/15/28 184,465
200,000 (c) Braskem Idesa SAPI 6 .990 02/20/32 147,021
200,000 (c) Comision Federal de Electricidad 6 .125 06/16/45 179,000
200,000
(c) FIEMEX Energia - Banco Actinver SA Institucion de Banca
Multiple 7 .250 01/31/41 195,790
200,000 (c) Gruma SAB de CV 5 .761 12/09/54 189,000
200,000 (c) Grupo Aeromexico SAB de CV 8 .625 11/15/31 197,000
MXN 1,900,000 Mexican Bonos 7 .750 11/23/34 76,038
MXN 3,600,000 Mexican Bonos 8 .500 11/18/38 147,082
200,000 Mexico Government International Bond 4 .280 08/14/41 146,665
300,000 Mexico Government International Bond 4 .400 02/12/52 202,604
250,000 Mexico Government International Bond 6 .400 05/07/54 223,872
200,000 (c) Nemak SAB de CV 3 .625 06/28/31 155,643
140,000 Petroleos Mexicanos 6 .375 01/23/45 93,674
200,000 Petroleos Mexicanos 6 .950 01/28/60 137,330
25,000 Petroleos Mexicanos 6 .500 01/23/29 23,238
445,000 Petroleos Mexicanos 6 .840 01/23/30 406,479
245,000 Petroleos Mexicanos 5 .950 01/28/31 206,899
412,000 Petroleos Mexicanos 6 .750 09/21/47 283,239
TOTAL MEXICO 3,577,685
MOROCCO - 0.1%
200,000 (c) Morocco Government International Bond 5 .500 12/11/42 177,525
200,000 (c) OCP SA 5 .125 06/23/51 150,758
TOTAL MOROCCO 328,283
NETHERLANDS - 0.2%
185,000 Aegon Ltd 5 .500 04/11/48 181,953
200,000 VEON Holdings BV, Reg S 4 .000 04/09/25 197,432
375,000 (c) Ziggo Bond Co BV 6 .000 01/15/27 371,967
TOTAL NETHERLANDS 751,352
NIGERIA - 0.2%
200,000 (c) IHS Holding Ltd 7 .875 05/29/30 196,825
200,000 (c) Nigeria Government International Bond 7 .375 09/28/33 170,807
200,000 Nigeria Government International Bond, Reg S 7 .625 11/28/47 152,499
275,000 (c) Nigeria Government International Bond 10 .375 12/09/34 280,775
TOTAL NIGERIA 800,906
OMAN - 0.1%
200,000 Oman Government International Bond, Reg S 6 .750 01/17/48 202,658
385,000 Oman Government International Bond, Reg S 5 .625 01/17/28 384,162
TOTAL OMAN 586,820
PAKISTAN - 0.0%
260,000 (c) Pakistan Government International Bond 8 .875 04/08/51 201,825
TOTAL PAKISTAN 201,825
PANAMA - 0.3%
200,000 (c) Aeropuerto Internacional de Tocumen SA 5 .125 08/11/61 144,400
200,000 (c) C&W Senior Finance Ltd 6 .875 09/15/27 197,675
200,000 (c) Empresa de Transmision Electrica SA 5 .125 05/02/49 141,830
190,000 Panama Bonos del Tesoro 3 .362 06/30/31 152,285
300,000 Panama Government International Bond 4 .500 04/01/56 176,380
200,000 Panama Government International Bond 8 .000 03/01/38 200,480
80,000 Panama Government International Bond 6 .700 01/26/36 74,118
166,301 (c) UEP Penonome II SA 2020 1 6 .500 10/01/38 150,071
TOTAL PANAMA 1,237,239

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
PARAGUAY - 0.0%
$ 200,000 (c) Paraguay Government International Bond 6 .000% 02/09/36 $ 198,200
TOTAL PARAGUAY 198,200
PERU - 0.2%
120,000 (c) Banco de Credito del Peru S.A 3 .125 07/01/30 117,505
65,000 (c) Banco de Credito del Peru S.A 3 .250 09/30/31 61,518
200,000 (c) Niagara Energy SAC 5 .746 10/03/34 193,877
PEN 300,000 Peru Government Bond 5 .400 08/12/34 72,737
PEN 250,000 (c) Peruvian Government International Bond 5 .400 08/12/34 60,614
200,000 Peruvian Government International Bond 3 .000 01/15/34 160,500
85,000 Peruvian Government International Bond 5 .375 02/08/35 81,615
TOTAL PERU 748,366
PHILIPPINES - 0.0%
200,000 Philippine Government International Bond 4 .200 03/29/47 160,891
TOTAL PHILIPPINES 160,891
POLAND - 0.2%
200,000 (c) Bank Gospodarstwa Krajowego 5 .375 05/22/33 195,232
200,000 (c) Bank Gospodarstwa Krajowego 5 .750 07/09/34 198,713
PLN 370,000 Republic of Poland Government Bond 0 .250 10/25/26 82,207
PLN 525,000 Republic of Poland Government Bond 2 .750 10/25/29 112,535
PLN 375,000 Republic of Poland Government Bond 6 .000 10/25/33 91,809
142,000 Republic of Poland Government International Bond 5 .500 04/04/53 131,193
TOTAL POLAND 811,689
QATAR - 0.1%
310,000 (c) QatarEnergy 3 .300 07/12/51 212,112
200,000 QNB Finance Ltd, Reg S 2 .625 05/12/25 198,144
TOTAL QATAR 410,256
REPUBLIC OF SERBIA - 0.0%
200,000 (c) Serbia International Bond 6 .500 09/26/33 205,388
TOTAL REPUBLIC OF SERBIA 205,388
ROMANIA - 0.1%
RON 550,000 Romania Government Bond 3 .650 09/24/31 91,807
RON 200,000 Romania Government Bond 4 .150 01/26/28 38,046
EUR 185,000 (c) Romanian Government International Bond 5 .250 05/30/32 187,497
102,000 (c) Romanian Government International Bond 5 .875 01/30/29 99,320
260,000 (c) Romanian Government International Bond 5 .750 03/24/35 231,993
TOTAL ROMANIA 648,663
RWANDA - 0.1%
300,000 (c) Rwanda International Government Bond 5 .500 08/09/31 252,330
TOTAL RWANDA 252,330
SAUDI ARABIA - 0.2%
200,000 (c) EIG Pearl Holdings Sarl 4 .387 11/30/46 154,798
200,000 Saudi Arabian Oil Co, Reg S 4 .250 04/16/39 171,052
385,000 Saudi Government International Bond, Reg S 3 .750 01/21/55 255,426
325,000 (c) Saudi Government International Bond 2 .250 02/02/33 258,200
TOTAL SAUDI ARABIA 839,476
SENEGAL - 0.1%
215,000 Senegal Government International Bond, Reg S 6 .750 03/13/48 145,637
200,000 (c) Senegal Government International Bond 6 .750 03/13/48 135,476
TOTAL SENEGAL 281,113
SOUTH AFRICA - 0.4%
200,000 (c) Eskom Holdings SOC Ltd 6 .350 08/10/28 198,500
500,000 (c) Eskom Holdings SOC Ltd 8 .450 08/10/28 524,007
200,000 (c) MTN Mauritius Investments Ltd 6 .500 10/13/26 201,500
ZAR 650,000 Republic of South Africa Government Bond 8 .750 01/31/44 27,943
ZAR 4,000,000 Republic of South Africa Government Bond 8 .875 02/28/35 192,964
ZAR 975,000 Republic of South Africa Government Bond 7 .000 02/28/31 45,884
200,000 Republic of South Africa Government International Bond 5 .650 09/27/47 149,517
200,000 Republic of South Africa Government International Bond 5 .375 07/24/44 149,946
200,000 (c) Republic of South Africa Government International Bond 7 .100 11/19/36 194,938

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SOUTH AFRICA
$ 250,000 (c) Transnet SOC Ltd 8 .250% 02/06/28 $ 254,705
TOTAL SOUTH AFRICA 1,939,904
SRI LANKA - 0.1%
61,436 (c) Sri Lanka Government International Bond 4 .000 04/15/28 57,215
56,938 (c) Sri Lanka Government International Bond 3 .600 06/15/35 40,853
39,516 (c) Sri Lanka Government International Bond 3 .600 05/15/36 29,835
84,323 (c) Sri Lanka Government International Bond 3 .350 03/15/33 63,563
79,065 (c) Sri Lanka Government International Bond 3 .600 02/15/38 59,995
42,989 (c) Sri Lanka Government International Bond 3 .100 01/15/30 35,358
TOTAL SRI LANKA 286,819
SUPRANATIONAL - 0.1%
INR 5,000,000 Asian Development Bank 6 .150 02/25/30 56,080
200,000 (c) Banque Ouest Africaine de Developpement 4 .700 10/22/31 180,571
INR 12,500,000 European Bank for Reconstruction & Development 6 .300 10/26/27 142,854
TOTAL SUPRANATIONAL 379,505
SWITZERLAND - 0.1%
1,000,000 (e) Credit Suisse Group AG 0 .000 01/17/72 110,000
300,000 (e) Credit Suisse Group AG 6 .380 02/21/72 33,000
575,000 (e) Credit Suisse Group AG 7 .500 06/11/72 63,250
735,000 (e) Credit Suisse Group AG 7 .500 01/17/72 80,850
1,645,000 (e) Credit Suisse Group AG 7 .250 03/12/72 180,950
25,000 (c) UBS Group AG 5 .617 09/13/30 25,398
TOTAL SWITZERLAND 493,448
THAILAND - 0.1%
200,000 (c) Bangkok Bank PCL/Hong Kong 5 .650 07/05/34 202,567
200,000 (c) Bangkok Bank PCL/Hong Kong 3 .466 09/23/36 170,829
THB 3,600,000 Thailand Government Bond 1 .585 12/17/35 98,003
TOTAL THAILAND 471,399
TOGO - 0.0%
200,000 (c) Ecobank Transnational Inc 10 .125 10/15/29 209,300
TOTAL TOGO 209,300
TURKEY - 0.6%
200,000 (c) Akbank TAS 7 .498 01/20/30 202,060
200,000 (c) Ford Otomotiv Sanayi AS 7 .125 04/25/29 200,500
200,000 (c) Limak Cimento Sanayi ve Ticaret AS 9 .750 07/25/29 196,656
TRY 4,400,000 Turkiye Government Bond 12 .600 10/01/25 104,121
TRY 2,400,000 Turkiye Government Bond 37 .000 02/18/26 66,816
250,000 Turkiye Government International Bond 7 .625 05/15/34 253,860
200,000 Turkiye Government International Bond 7 .125 07/17/32 198,250
250,000 Turkiye Government International Bond 6 .000 01/14/41 205,402
EUR 200,000 Turkiye Government International Bond 5 .875 05/21/30 216,847
200,000 (c) Turkiye Ihracat Kredi Bankasi AS 7 .500 02/06/28 203,787
200,000 (c) Ulker Biskuvi Sanayi AS 7 .875 07/08/31 202,851
TOTAL TURKEY 2,051,150
UGANDA - 0.0%
UGX 669,000,000 Republic of Uganda Government Bonds 14 .250 08/23/29 171,128
TOTAL UGANDA 171,128
UKRAINE - 0.1%
96,177 (c) Ukraine Government International Bond 0 .000 02/01/34 39,673
67,730 (c) Ukraine Government International Bond 0 .000 02/01/36 39,622
38,699 (c) Ukraine Government International Bond 1 .750 02/01/29 26,579
127,902 (c) Ukraine Government International Bond 1 .750 02/01/34 71,721
145,559 (c) Ukraine Government International Bond 1 .750 02/01/35 80,057
159,009 (c) Ukraine Government International Bond 1 .750 02/01/36 85,866
25,736 (c) Ukraine Government International Bond 0 .000 02/01/30 13,936
81,275 (c) Ukraine Government International Bond 0 .000 02/01/35 47,952
TOTAL UKRAINE 405,406

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UNITED ARAB EMIRATES - 0.2%
$ 400,000 Emirate of Dubai Government International Bonds, Reg S 3 .900% 09/09/50 $ 289,515
435,000 (c) Galaxy Pipeline Assets Bidco Ltd 2 .625 03/31/36 354,132
215,938 (c) Galaxy Pipeline Assets Bidco Ltd 2022 2022 2 .940 09/30/40 170,588
188,782 (c) Sweihan PV Power Co PJSC 2022 1 3 .625 01/31/49 153,375
TOTAL UNITED ARAB EMIRATES 967,610
UNITED KINGDOM - 0.1%
300,000 (c) Merlin Entertainments Group US Holdings Inc 7 .375 02/15/31 289,626
200,000 (c) Standard Chartered PLC 5 .905 05/14/35 200,345
190,000 Vodafone Group PLC 4 .125 06/04/81 168,186
TOTAL UNITED KINGDOM 658,157
URUGUAY - 0.1%
100,000 Oriental Republic of Uruguay 5 .250 09/10/60 90,967
UYU 6,200,000 Uruguay Government International Bond 8 .250 05/21/31 131,412
TOTAL URUGUAY 222,379
UZBEKISTAN - 0.1%
200,000 (c) Navoi Mining & Metallurgical Combinat 6 .700 10/17/28 199,001
200,000 (c) Republic of Uzbekistan International Bond 7 .850 10/12/28 206,515
TOTAL UZBEKISTAN 405,516
ZAMBIA - 0.1%
198,483 (c) Zambia Government International Bond 5 .750 06/30/33 174,169
197,169 (c) Zambia Government International Bond 0 .500 12/31/53 112,968
TOTAL ZAMBIA 287,137
TOTAL EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS
(Cost $48,275,873) 41,135,811
SHARES DESCRIPTION VALUE
36479108 EXCHANGE-TRADED FUNDS - 8 .3% ( 5 .7 % of Total Investments) 36479108
642,894 iShares Core MSCI Emerging Markets ETF 33,571,925
13,828 (a) iShares MSCI India ETF 727,906
13,485 iShares MSCI Saudi Arabia ETF 550,727
17,500 iShares U.S. Real Estate ETF 1,628,550
TOTAL EXCHANGE-TRADED FUNDS
(Cost $32,605,219) 36,479,108
SHARES DESCRIPTION VALUE
INVESTMENT COMPANIES - 0.0% (0.0% of Total Investments) –
43,834 3i Infrastructure PLC 173,894
TOTAL INVESTMENT COMPANIES
(Cost $173,020) 173,894
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES - 17.7% (12.0% of Total Investments) –
420,000 BANK 2019-BNK24, 2019 BN24 3 .283 11/15/62 378,435
332,503 (c),(d) BX Commercial Mortgage Trust 2021-CIP, (TSFR1M + 1.035%),
2021 CIP
5 .432 12/15/38 332,661
820,000 (c),(d) Connecticut Avenue Securities Trust 2022-R03, (SOFR30A +
3.500%), 2022 R03
8 .069 03/25/42 861,744
410,000 (c),(d) Connecticut Avenue Securities Trust 2022-R04, (SOFR30A +
3.100%), 2022 R04
7 .669 03/25/42 426,629
475,000 (c),(d) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A +
7.000%), 2022 R05
11 .569 04/25/42 519,608
60,000 (c),(d) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A +
3.000%), 2022 R05
7 .569 04/25/42 62,227
970,000 (c),(d) Connecticut Avenue Securities Trust 2022-R06, (SOFR30A +
3.850%), 2022 R06
8 .419 05/25/42 1,028,763
900,000 (c),(d) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A +
4.650%), 2022 R07
9 .210 06/25/42 973,500
35,000 (c),(d) Connecticut Avenue Securities Trust 2022-R08, (SOFR + 3.600%),
2022 R08
8 .169 07/25/42 36,950

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES (continued)
$ 105,000 (c),(d) Connecticut Avenue Securities Trust 2022-R09, (SOFR30A +
4.750%), 2022 R09
9 .310% 09/25/42 $ 114,026
500,000 (c),(d) Connecticut Avenue Securities Trust 2023-R01, (SOFR30A +
3.750%), 2023 R01
8 .310 12/25/42 534,213
355,000 (c),(d) Connecticut Avenue Securities Trust 2023-R05, (SOFR30A +
3.100%), 2023 R05
7 .660 06/25/43 374,487
210,000 (c),(d) Connecticut Avenue Securities Trust 2023-R06, (SOFR30A +
3.900%), 2023 R06
9 .188 07/25/43 222,715
1,304,840 (i) Fannie Mae Pool, FN CB3905 3 .500 06/01/52 1,156,590
634,090 (i) Fannie Mae Pool, FN MA5247 6 .000 01/01/54 637,218
2,759,202 (i) Fannie Mae Pool, FN MA5165 5 .500 10/01/53 2,724,627
1,515,646 (i) Fannie Mae Pool, FN FS1533 3 .000 04/01/52 1,301,201
457,438 (i) Fannie Mae Pool, FN MA5106 5 .000 08/01/53 441,762
3,272,650 (i) Fannie Mae Pool, FN MA4600, 2022 2 3 .500 05/01/52 2,900,475
1,624,082 (i) Fannie Mae Pool, FN FS1535 3 .000 04/01/52 1,388,994
490,588 (i) Fannie Mae Pool, FN FS7299 3 .000 05/01/52 420,719
1,948,005 (i) Fannie Mae Pool, FN FS0522 2 .500 02/01/52 1,608,709
1,082,367 (i) Fannie Mae Pool, FN MA4942 6 .000 03/01/53 1,087,706
865,652 (i) Fannie Mae Pool, FN MA4644, 2022 1 4 .000 05/01/52 793,330
1,349,195 (i) Fannie Mae Pool, FN MA4626 4 .000 06/01/52 1,236,071
4,497,328 (i) Fannie Mae Pool, FN BW3382 4 .500 07/01/52 4,237,735
1,217,140 (i) Fannie Mae Pool, FN CB3599 3 .500 05/01/52 1,078,761
657,551 (i) Fannie Mae Pool, FN MA4785 5 .000 10/01/52 636,663
2,627,997 (i) Fannie Mae Pool, FN MA4783 4 .000 10/01/52 2,406,975
3,713,747 (i) Fannie Mae Pool, FN MA4737, 2022 1 5 .000 08/01/52 3,596,350
132,903 Fannie Mae Pool, FN MA4920 6 .000 02/01/53 133,640
783,027 (i) Fannie Mae Pool, FN CB2795 3 .000 02/01/52 669,229
3,292,360 (i) Fannie Mae Pool, FN MA4919 5 .500 02/01/53 3,252,258
3,004,189 (i) Fannie Mae Pool, FN MA4805, 2022 1 4 .500 11/01/52 2,831,629
3,938,564 (i) Fannie Mae Pool, FN MA4733 4 .500 09/01/52 3,711,911
1,878,690 (i) Fannie Mae Pool, FN MA4700, 2022 1 4 .000 07/01/52 1,720,882
2,581,753 (i) Fannie Mae Pool, FN MA4655 4 .000 07/01/52 2,363,745
3,124,605 (i) Fannie Mae Pool, FN MA4732 4 .000 09/01/52 2,862,137
744,108 (i) Fannie Mae Pool, FN MA5039 5 .500 06/01/53 735,026
1,123,666 (i) Fannie Mae Pool, FN MA4918 5 .000 02/01/53 1,087,709
883,611 (i) Fannie Mae Pool, FN MA4978 5 .000 04/01/53 853,151
1,413,573 Fannie Mae Pool, FN CB1301 2 .500 08/01/51 1,164,058
501,698 (i) Fannie Mae Pool, FN BW3383 4 .500 07/01/52 472,862
1,390,577 (i) Freddie Mac Pool, FR RA6766 2 .500 02/01/52 1,146,659
883,555 (i) Freddie Mac Pool, FR QE5382 4 .500 07/01/52 832,473
788,878 (i) Freddie Mac Pool, FR SD8288 5 .000 01/01/53 761,745
809,314 (i) Freddie Mac Pool, FR SD8220 3 .000 06/01/52 688,457
1,616,112 (i) Freddie Mac Pool, FR RA9629 5 .500 08/01/53 1,601,504
378,441 (i) Freddie Mac Pool, FR SD4810 3 .000 04/01/52 325,260
1,221,299 Freddie Mac REMICS, 2021 5160 3 .000 09/25/50 856,384
695,000 (c),(d) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A +
2.900%), 2022 DNA3
7 .469 04/25/42 720,440
275,000 (c),(d) Freddie Mac STACR REMIC Trust 2022-DNA4, (SOFR30A +
3.350%), 2022 DNA4
7 .919 05/25/42 287,967
1,000,000 (c),(d) Freddie Mac STACR REMIC Trust 2022-DNA5, (SOFR30A +
4.500%), 2022 DNA5
9 .234 06/25/42 1,073,439
165,000 (c),(d) Freddie Mac STACR REMIC Trust 2022-HQA2, (SOFR30A +
4.000%), 2022 HQA2
8 .569 07/25/42 175,932
285,000 (c),(d) Freddie Mac STACR REMIC Trust 2023-DNA1, (SOFR30A +
3.100%), 2023 DNA1
8 .444 03/25/43 299,408
383,522 Ginnie Mae II Pool, G2 MA7768, 2021 1 3 .000 12/20/51 332,972
467,884 (i) Ginnie Mae II Pool, G2 MA7871, 2022 1 2 .500 02/20/52 379,628
1,351,788 (i) Ginnie Mae II Pool, G2 MA8149 3 .500 07/20/52 1,209,003
299,362 (i) Ginnie Mae II Pool, G2 MA7419, 2021 MTGE 3 .000 06/20/51 260,065
856,662 (i) Ginnie Mae II Pool, G2 MA8200 4 .000 08/20/52 789,510
660,954 (i) Ginnie Mae II Pool, G2 MA8428 5 .000 11/20/52 643,105
780,691 Government National Mortgage Association, 2013 188 2 .500 12/20/43 681,571

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES (continued)
$ 242,441 Government National Mortgage Association, 2021 209 3 .000% 11/20/51 $ 170,235
462,928 Government National Mortgage Association, 2022 174 4 .500 09/20/52 415,450
258,809 Government National Mortgage Association, 2022 124 4 .000 07/20/52 204,078
416,304 Government National Mortgage Association, 2023 111 3 .000 02/20/52 275,320
100,000 (c),(d) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M +
1.364%), 2021 ARDN
5 .762 11/15/36 99,472
810,899 (c) GS Mortgage-Backed Securities Corp Trust 2022-PJ2, 2022 PJ2 3 .000 06/25/52 672,318
287,931 (c) GS Mortgage-Backed Securities Trust 2021-PJ10, 2021 PJ10 2 .500 03/25/52 228,918
419,832 (c) GS Mortgage-Backed Securities Trust 2022-GR2, 2022 GR2 3 .000 08/26/52 348,084
297,740 (c) GS Mortgage-Backed Securities Trust 2022-HP1, 2022 HP1 3 .000 09/25/52 246,857
480,943 (c) GS Mortgage-Backed Securities Trust 2022-INV1, 2022 INV1 3 .000 07/25/52 398,751
245,829 (c) GS Mortgage-Backed Securities Trust 2022-PJ5, 2022 PJ5 3 .000 10/25/52 203,817
252,641 (c) GS Mortgage-Backed Securities Trust 2023-PJ1, 2023 PJ1 3 .500 02/25/53 216,471
397,901 (c) J.P. Morgan Mortgage Trust 2021-15, 2021 15 2 .500 06/25/52 316,349
336,263 (c) J.P. Morgan Mortgage Trust 2022-4, 2022 4 3 .000 10/25/52 278,797
212,460 (c) J.P. Morgan Mortgage Trust 2022-6, 2022 6 3 .000 11/25/52 176,151
515,763 (c) J.P. Morgan Mortgage Trust 2022-INV3, 2022 INV3 3 .000 09/25/52 424,892
124,764 (c) J.P. Morgan Mortgage Trust 2022-LTV2, 2022 LTV2 3 .500 09/25/52 107,213
1,167,364 (c) JP Morgan Mortgage Trust 2022-2, 2022 2 3 .000 08/25/52 961,688
718,519 (c) JP Morgan Mortgage Trust 2022-3, 2022 3 3 .000 08/25/52 595,726
1,589,278 (a),(c) JP Morgan Mortgage Trust 2022-LTV1, 2022 LTV1 3 .250 07/25/52 1,361,794
585,736 (c) JP Morgan Mortgage Trust Series 2024-3, 2024 3 3 .000 05/25/54 485,635
284,735 (c) OBX 2022-INV5 Trust, 2022 INV5 4 .000 10/25/52 251,972
652,280 (c) RCKT Mortgage Trust 2022-2, 2022 2 2 .500 02/25/52 518,983
84,449 (c) RCKT Mortgage Trust 2022-3, 2022 3 3 .000 05/25/52 70,017
175,688 (c) RCKT Mortgage Trust 2022-4, 2022 4 3 .500 06/25/52 150,973
110,886 (c) Wells Fargo Mortgage Backed Securities 2021-2 Trust, 2021 2 2 .500 06/25/51 88,160
170,875 (c) Wells Fargo Mortgage Backed Securities 2022-2 Trust, 2022 2 2 .500 12/25/51 135,853
206,910 (c) Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 2022
INV1
3 .500 03/25/52 177,932
124,146 (c) Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 2022
INV1
3 .000 03/25/52 102,930
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $81,319,040) 78,128,439
TYPE DESCRIPTION(j)
NUMBER OF
CONTRACTS
NOTIONAL
AMOUNT (k)
EXERCISE
PRICE
EXPIRATION
DATE VALUE
OPTIONS PURCHASED - 0 .0% ( 0 .0 % of Total Investments)
Put Chicago Board Options
Exchange SPX Volatility Index
25 $ 35,000 $ 14 01/22/25 188
TOTAL OPTIONS PURCHASED
(Cost $459) 25 $ 35,000 188
SHARES DESCRIPTION VALUE
54323169
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 12 .3% ( 8 .4 % of Total
Investments) 54323169
DATA CENTER REITS - 1.9%
22,910 (a) Digital Realty Trust Inc 4,062,630
4,481 (a) Equinix Inc 4,225,091
75,000 Keppel DC REIT 119,567
TOTAL DATA CENTER REITS 8,407,288
HEALTH CARE REITS - 1.5%
12,800 American Healthcare REIT Inc 363,776
35,500 (a) Healthpeak Properties Inc 719,585
74,700 Parkway Life Real Estate Investment Trust 205,149
24,700 Sabra Health Care REIT Inc 427,804
24,700 Ventas Inc 1,454,583
26,600 (a) Welltower Inc 3,352,398
TOTAL HEALTH CARE REITS 6,523,295

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
HOTEL & RESORT REITS - 0.2%
47,500 Host Hotels & Resorts Inc $ 832,200
TOTAL HOTEL & RESORT REITS 832,200
INDUSTRIAL REITS - 1.5%
3,800 EastGroup Properties Inc 609,862
48,874 (a) Prologis Inc 5,165,982
15,300 (a) Terreno Realty Corp 904,842
TOTAL INDUSTRIAL REITS 6,680,686
MULTI-FAMILY RESIDENTIAL REITS - 1.1%
10,300 AvalonBay Communities Inc 2,265,691
1,900 Camden Property Trust 220,476
11,700 Equity Residential 839,592
1,400 Essex Property Trust Inc 399,616
6,200 Mid-America Apartment Communities Inc 958,334
TOTAL MULTI-FAMILY RESIDENTIAL REITS 4,683,709
OFFICE REITS - 0.5%
6,800 BXP Inc 505,648
17,200 SL Green Realty Corp 1,168,224
12,600 (a) Vornado Realty Trust 529,704
TOTAL OFFICE REITS 2,203,576
OTHER SPECIALIZED REITS - 1.1%
18,400 (a) Gaming and Leisure Properties Inc 886,144
17,700 (a) Iron Mountain Inc 1,860,447
67,000 (a) VICI Properties Inc 1,957,070
TOTAL OTHER SPECIALIZED REITS 4,703,661
RETAIL REITS - 2.2%
7,600 Agree Realty Corp 535,420
32,600 Brixmor Property Group Inc 907,584
15,500 Curbline Properties Corp 359,910
3,400 Federal Realty Investment Trust 380,630
61,300 (a) Kimco Realty Corp 1,436,259
27,800 Kite Realty Group Trust 701,672
13,900 Realty Income Corp 742,399
12,000 (a) Regency Centers Corp 887,160
20,900 (a) Simon Property Group Inc 3,599,189
11,400 Tanger Inc 389,082
TOTAL RETAIL REITS 9,939,305
SELF-STORAGE REITS - 0.6%
10,000 (a) Extra Space Storage Inc 1,496,000
4,400 (a) Public Storage 1,317,536
TOTAL SELF-STORAGE REITS 2,813,536
SINGLE-FAMILY RESIDENTIAL REITS - 0.6%
17,300 (a) American Homes 4 Rent, Class A 647,366
11,900 (a) Equity LifeStyle Properties Inc 792,540
8,500 Invitation Homes Inc 271,745
6,700 Sun Communities Inc 823,899
TOTAL SINGLE-FAMILY RESIDENTIAL REITS 2,535,550
TELECOM TOWER REITS - 1.1%
19,921 (a) American Tower Corp 3,653,710
9,500 (a) Crown Castle Inc 862,220
2,377 (a) SBA Communications Corp 484,433
TOTAL TELECOM TOWER REITS 5,000,363
TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS
(Cost $41,090,105) 54,323,169
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
34975664 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7 .9% ( 5 .4 % of Total Investments) 34975664
$ 765,000 (a) CoBank ACB 6 .450% 12/30/49 767,215
93,000 CoBank ACB 7 .250 07/01/73 95,112
325,000 CoBank ACB 6 .250 10/01/73 323,704
152,000 (c) Farm Credit Bank of Texas 7 .750 12/30/49 159,629

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
$ 525,000 (a),(c) Farm Credit Bank of Texas 6 .200% 09/15/73 $ 519,750
925,508 (i),(l) United States Treasury Inflation Indexed Bonds 0 .250 07/15/29 857,140
1,437,615 (i),(l) United States Treasury Inflation Indexed Bonds 0 .875 01/15/29 1,372,542
109,983 (l) United States Treasury Inflation Indexed Bonds 0 .125 04/15/25 109,302
1,306,730 (i),(l) United States Treasury Inflation Indexed Bonds 0 .375 01/15/27 1,266,985
1,533,575 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 01/15/30 1,392,770
1,544,149 (i),(l) United States Treasury Inflation Indexed Bonds 1 .875 07/15/34 1,496,273
15,458 (l) United States Treasury Inflation Indexed Bonds 2 .375 10/15/28 15,698
556,630 (i),(l) United States Treasury Inflation Indexed Bonds 2 .000 01/15/26 556,667
878,220 (i),(l) United States Treasury Inflation Indexed Bonds 3 .625 04/15/28 921,593
1,535,616 (i),(l) United States Treasury Inflation Indexed Bonds 0 .500 01/15/28 1,467,955
489,684 (i),(l) United States Treasury Inflation Indexed Bonds 1 .750 01/15/28 486,082
355,664 (i),(l) United States Treasury Inflation Indexed Bonds 3 .375 04/15/32 384,923
288,015 (l) United States Treasury Inflation Indexed Bonds 3 .875 04/15/29 308,891
1,288,587 (i),(l) United States Treasury Inflation Indexed Bonds 0 .625 01/15/26 1,270,851
1,212,570 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 01/15/31 1,076,108
1,694,108 (i),(l) United States Treasury Inflation Indexed Bonds 1 .375 07/15/33 1,584,720
2,104,699 (i),(l) United States Treasury Inflation Indexed Bonds 1 .250 04/15/28 2,050,572
1,059,680 (i),(l) United States Treasury Inflation Indexed Bonds 1 .125 01/15/33 974,598
1,097,048 (i),(l) United States Treasury Inflation Indexed Bonds 2 .125 04/15/29 1,098,373
1,397,450 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 04/15/27 1,339,419
1,134,702 (i),(l) United States Treasury Inflation Indexed Bonds 1 .750 01/15/34 1,087,815
1,443,938 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 10/15/26 1,403,769
1,177,720 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 07/15/31 1,036,634
962,904 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 04/15/26 939,797
310,215 (l) United States Treasury Inflation Indexed Bonds 0 .125 10/15/25 306,630
823,663 (i),(l) United States Treasury Inflation Indexed Bonds 0 .750 07/15/28 791,094
1,969,824 (i),(l) United States Treasury Inflation Indexed Bonds 0 .125 07/15/30 1,775,380
386,220 (l) United States Treasury Inflation Indexed Bonds - When Issued 0 .000 10/15/29 379,731
1,086,400 (i),(l) United States Treasury Inflation Indexed Bonds - When Issued 0 .625 07/15/32 970,874
1,708,065 (i),(l) United States Treasury Inflation Indexed Bonds - When Issued 0 .125 01/15/32 1,480,494
160,000 United States Treasury Note/Bond 4 .125 10/31/26 159,636
106,200 United States Treasury Note/Bond 4 .000 02/15/34 101,672
50,000 United States Treasury Note/Bond 4 .625 05/31/31 50,411
80,000 United States Treasury Note/Bond 3 .750 08/31/31 76,646
60,000 United States Treasury Note/Bond 4 .625 05/15/54 58,296
160,000 United States Treasury Note/Bond 3 .750 08/31/26 158,734
215,000 United States Treasury Note/Bond 3 .875 08/15/34 203,291
212,700 United States Treasury Note/Bond 3 .875 08/15/33 202,431
449,400 (i) United States Treasury Note/Bond 3 .875 05/15/43 395,519
475,100 (i) United States Treasury Note/Bond 3 .625 05/15/53 386,210
445,700 (i) United States Treasury Note/Bond 2 .875 05/15/49 315,944
200,000 United States Treasury Note/Bond 4 .375 11/15/39 191,686
313,500 (i) United States Treasury Note/Bond 4 .125 07/31/28 311,336
235,000 United States Treasury Note/Bond 4 .875 10/31/30 240,185
55,000 United States Treasury Note/Bond 4 .000 12/15/27 54,577
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $35,068,258) 34,975,664
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
64261818 VARIABLE RATE SENIOR LOAN INTERESTS - 14 .6% ( 10 .0 % of Total Investments) 64261818
AUTOMOBILES & COMPONENTS - 0.1%
235,348 (d) Adient US LLC, Term Loan B2, (TSFR1M + 2.500%) 6 .857 01/29/31 236,567
389,025 (d) Clarios Global LP, Term Loan B, (TSFR1M + 2.500%) 6 .857 05/06/30 391,116
22,000 (d),(m) DexKo Global Inc., Term Loan B, (TSFR3M + 3.750%) 8 .340 10/04/28 20,853
TOTAL AUTOMOBILES & COMPONENTS 648,536
CAPITAL GOODS - 0.9%
100,855 (d) ACProducts, Inc., Term Loan B, (TSFR3M + 4.250%) 8 .840 05/17/28 81,944
161,753 (d) Ali Group North America Corporation, Term Loan B, (TSFR1M +
2.000%)
6 .471 10/13/28 162,405
89,655 (d) Archkey Solutions LLC, Term Loan B, (TSFR1M + 4.750%) 9 .303 11/03/31 90,398
124,688 (d) Azorra Soar TLB Finance Ltd, Term Loan B, (TSFR3M + 3.500%) 7 .859 10/18/29 125,701

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
CAPITAL GOODS (continued)
$ 44,000 (d),(n) Bleriot US Bidco Inc, (TBD) TBD TBD $ 44,285
61,692 (d) Centuri Group, Inc, Term Loan B, (TSFR1M + 2.500%) 6 .959% 08/28/28 62,067
217,381 (d) Chamberlain Group Inc, Term Loan B, (TSFR1M + 3.250%) 7 .707 10/22/28 218,944
216,732 (d) Chart Industries, Inc., Term Loan B, (TSFR3M + 2.500%) 7 .092 03/18/30 217,861
148,241 (d) Core & Main LP, Term Loan B, (TSFR1M + 2.000%) 6 .339 07/27/28 148,735
64,310 (d) Cornerstone Building Brands, Inc., Term Loan B, (TSFR1M +
3.250%)
7 .747 04/12/28 61,593
240,033 (d) Filtration Group Corporation, Incremental Term Loan, (TSFR1M +
3.500%)
7 .971 10/23/28 242,224
244,388 (d) Gates Global LLC, Term Loan B5, (TSFR1M + 1.750%) 6 .107 05/23/31 245,198
208,000 (d),(n) Goat Holdco LLC, (TBD) TBD TBD 208,416
69,825 (d) Madison Safety & Flow LLC, (CME Term SOFR 1 Month + 3.250%) 7 .607 09/19/31 70,425
84,575 (d) MI Windows and Doors, LLC, Term Loan B2, (TSFR1M + 3.000%) 7 .357 03/28/31 85,544
163,182 (d) Quikrete Holdings, Inc., Term Loan B, (TSFR1M + 2.500%) 6 .857 04/14/31 163,293
4,808 (d) Signia Aerospace LLC, (CME Term SOFR 1 Month + 3.000%) 0 .000 11/22/31 4,817
57,692 (d) Signia Aerospace LLC, (CME Term SOFR 1 Month + 3.000%) 7 .396 11/22/31 57,801
443,801 (d) TK Elevator US Newco Inc, Term Loan B, (TSFR6M + 3.500%) 8 .588 04/15/30 447,576
155,660 (d),(m) TransDigm, Inc., Term Loan, (TSFR3M + 2.500%) 6 .829 09/07/32 156,167
87,605 (d) TransDigm, Inc., Term Loan J, (TSFR3M + 2.500%) 6 .829 02/28/31 87,853
430,736 (d) Victory Buyer LLC, Term Loan, (TSFR1M + 3.750%) 8 .221 11/20/28 423,967
355,518 (d) Windsor Holdings III, LLC, First Lien Term Loan B, (TSFR1M +
3.500%)
7 .856 08/01/30 360,406
TOTAL CAPITAL GOODS 3,767,620
COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
456,109 (d) Allied Universal Holdco LLC, Incremental Term Loan B, (TSFR1M
+ 3.750%)
8 .207 05/15/28 458,167
221,964 (d) Anticimex International AB, Term Loan B1, (SOFR90A + 3.150%) 7 .720 11/16/28 223,814
10,345 (d),(o) Archkey Solutions LLC, Delayed Draw Term Loan B 0 .000 10/10/31 10,430
78,635 (d) CHG Healthcare Services Inc., Term Loan, (TSFR1M + TSFR3M +
3.500%)
8 .124 09/29/28 79,017
324,076 (d),(m) CoreLogic, Inc., Term Loan, (TSFR1M + 3.500%) 7 .971 06/02/28 320,575
171,699 (d) Covanta Holding Corporation, Term Loan B, (TSFR1M + TSFR6M
+ 2.500%)
7 .222 11/30/28 172,199
13,191 (d) Covanta Holding Corporation, Term Loan C, (TSFR6M + 2.500%) 7 .588 11/30/28 13,230
29,626 (d) Creative Artists Agency, LLC , First Lien Term Loan B, (TSFR1M +
2.750%)
7 .107 10/01/31 29,805
115,551 (d) Dun & Bradstreet Corporation (The), Term Loan, (TSFR1M +
2.250%)
6 .588 01/18/29 115,767
116,414 (d) Ensemble RCM, LLC, Term Loan B, (TSFR3M + 3.000%) 7 .585 08/01/29 117,411
76,500 (d) Evertec Group, LLC, Term Loan B, (TSFR1M + 2.750%) 7 .107 10/15/30 77,552
201,000 (d) First Advantage Holdings, LLC, Term Loan B, (TSFR1M + 3.250%) 7 .607 09/19/31 203,387
248,109 (d) Garda World Security Corporation, Term Loan B, (TSFR1M +
3.500%)
7 .897 02/01/29 249,506
254,363 (d) GFL Environmental Inc., Term Loan B, (TSFR3M + 2.000%) 6 .610 06/27/31 255,157
85,291 (d) LABL, Inc., First Lien Term Loan, (TSFR1M + 5.000%) 9 .457 10/29/28 82,679
194,139 (d) OMNIA Partners LLC, Term Loan B, (TSFR3M + 2.750%) 7 .367 07/25/30 195,334
54,863 (d) Prime Security Services Borrower, LLC, First Lien Term Loan B,
(TSFR1M + 2.000%)
6 .524 10/15/30 55,057
55,000 (d),(n) Prime Security Services Borrower, LLC, Term Loan, (TBD) TBD TBD 55,195
74,518 (d) Signal Parent, Inc, Term Loan B, (TSFR1M + 3.500%) 7 .957 04/03/28 67,007
591,273 (d) WIN Waste Innovations Holdings, Inc., Term Loan B, (TSFR1M +
2.750%)
7 .221 03/27/28 579,325
120,000 (d) XPLOR T1 LLC, Term Loan B, (TSFR3M + 4.250%) 7 .829 06/13/31 121,200
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 3,481,814
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.7%
102,485 (d) Barentz International B.V., Term Loan B2, (TSFR3M + 4.000%) 8 .429 03/28/31 103,126
119,700 (d) Belron Finance LLC, Term Loan B, (TSFR3M + 2.750%) 7 .273 10/02/31 120,991
65,000 (d),(n) CNT Holdings I Corp ,Term Loan, (TBD) TBD TBD 65,506
301,372 (d) CNT Holdings I Corp, Term Loan, (TSFR3M + 3.500%) 8 .085 11/08/27 303,718
175,360 (d) Driven Holdings, LLC, Term Loan B, (TSFR1M + 3.000%) 7 .471 12/18/28 175,579
114,613 (d) EOS Finco Sarl, Term Loan, (TSFR6M + 6.000%) 10 .285 08/03/29 78,044
48,890 (d) Fastlane Parent Company, Inc., Term Loan B, (TSFR1M + 4.500%) 8 .857 09/29/28 45,628

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL (continued)
$ 633,413 (d) Frontier Communications Corp., Term Loan B, (TSFR3M +
3.500%)
8 .763% 06/21/31 $ 642,121
47,282 (d) Gulfside Supply Inc, Term Loan B, (TSFR3M + 3.000%) 7 .326 05/29/31 47,560
119,700 (d) Johnstone Supply LLC, Term Loan, (TSFR1M + 3.000%) 7 .507 05/16/31 120,239
248,070 (d) LBM Acquisition LLC, Term Loan B, (TSFR1M + 3.750%) 8 .207 12/20/27 249,001
152,260 (d) Les Schwab Tire Centers, Term Loan B, (TSFR1M + 3.000%) 7 .357 04/16/31 153,212
64,838 (d) Mister Car Wash Holdings, Inc., Term Loan B, (TSFR1M + 2.750%) 7 .089 03/27/31 65,225
596,843 (d) PetSmart, Inc., Term Loan B, (TSFR1M + 3.750%) 8 .207 02/14/28 595,599
174,932 (d) Restoration Hardware, Inc., Term Loan B, (TSFR1M + 2.500%) 6 .971 10/15/28 173,661
139,300 (d) Wand NewCo 3, Inc., Term Loan B, (TSFR1M + 3.250%) 7 .607 01/30/31 140,044
79,000 (d),(m) White Cap Buyer LLC, Term Loan B, (TSFR1M + 3.250%) 7 .607 10/19/29 79,250
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 3,158,504
CONSUMER DURABLES & APPAREL - 0.4%
719,505 (d) AI Aqua Merger Sub, Inc., First Lien Term Loan B, (TSFR1M +
3.500%)
8 .053 07/31/28 721,009
248,072 (d) Hayward Industries, Inc., Term Loan, (TSFR1M + 2.500%) 6 .971 05/30/28 249,681
2,941 (d) Serta Simmons Bedding, LLC, New Term Loan, (TSFR3M +
7.500%)
11 .943 06/29/28 2,770
8,415 (d),(m) Serta Simmons Bedding, LLC, Super Priority First Out Term Loan,
(TSFR3M + 7.500%)
11 .943 08/10/23 7,153
54,225 (d) SRAM, LLC , Term Loan B, (TSFR1M + 2.750%) 7 .221 05/18/28 54,586
125,000 (d) Tempur Sealy International Inc., Term Loan B, (SOFR30A +
2.500%)
6 .810 10/04/31 125,508
61,263 (d) Topgolf Callaway Brands Corp., Term Loan B, (TSFR1M + 3.000%) 7 .357 03/18/30 61,071
342,056 (d) Weber-Stephen Products LLC, Term Loan B, (TSFR1M + 3.250%) 7 .721 10/29/27 341,521
TOTAL CONSUMER DURABLES & APPAREL 1,563,299
CONSUMER SERVICES - 1.7%
54,725 (d) 101B.C. Unlimited Liability Company, Term Loan B6, (TSFR1M +
1.750%)
6 .107 09/23/30 54,531
405,868 (d) 24 Hour Fitness Worldwide, Inc., Exit Term Loan, (TSFR3M +
5.000%), (cash 9.865%, PIK 5.000%)
9 .590 12/29/25 160,825
49,750 (d) Allwyn Entertainment Financing US LLC, Term Loan B, (TSFR3M
+ 2.250%)
6 .908 06/30/31 50,201
740,648 (d) Alterra Mountain Company, Term Loan B, (TSFR1M + 2.750%) 7 .107 08/17/28 746,435
249,375 (d) Alterra Mountain Company, Term Loan B7, (TSFR1M + 3.000%) 7 .357 05/31/30 251,870
310,503 (d) AMC Entertainment Holdings, Inc. , Term Loan, (TSFR1M +
7.000%)
11 .356 01/04/29 316,409
74 (d) Bally's Corporation, Term Loan B, (TSFR3M + 3.250%) 8 .143 10/02/28 70
172,725 (d) Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%) 6 .607 02/06/30 173,084
496,250 (d) Caesars Entertainment Inc., Term Loan B1, (TSFR1M + 2.250%) 6 .607 02/06/31 497,955
92,441 (d) Carnival Corporation, Term Loan B2, (TSFR1M + 2.750%) 7 .107 08/09/27 93,235
70,000 (d),(n) Catawba Nation Gaming Authority, (TBD) TBD TBD 70,307
215,874 (d) Churchill Downs Incorporated, Incremental Term Loan B1,
(TSFR1M + 2.000%)
6 .457 03/17/28 216,414
248,128 (d) Cinemark USA, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.750%) 7 .093 05/24/30 249,989
590,338 (d) ClubCorp Holdings, Inc., Term Loan B2, (TSFR3M + 5.000%) 9 .590 09/18/26 592,862
428,000 (d) Crown Finance US, Inc., Term Loan B, (Prime + 4.250%) 9 .803 10/31/31 428,736
122,833 (d) Delta 2 (LUX) S.a.r.l., Term Loan B1, (TSFR3M + 2.000%) 6 .329 09/10/31 123,309
415,840 (d) Fertitta Entertainment, LLC, Term Loan B, (TSFR1M + 3.500%) 7 .857 01/29/29 417,898
497,494 (d) Flutter Financing B.V., Term Loan B, (TSFR3M + 2.250%) 6 .329 11/29/30 497,029
138,000 (d) GBT US III LLC, Term Loan B, (TSFR3M + 3.000%) 7 .626 07/28/31 138,845
132,647 (d) GVC Holdings (Gibraltar) Limited, Term Loan B3, (TSFR3M +
2.750%)
7 .079 10/31/29 133,186
92,158 (d) Hilton Grand Vacations Borrower LLC, Term Loan B, (TSFR1M +
2.500%)
6 .857 08/02/28 92,614
119,517 (d) IRB Holding Corp, First Lien Term Loan B, (TSFR1M + 2.500%) 7 .190 12/15/27 119,783
438,942 (d) Light and Wonder International, Inc., Term Loan B2, (TSFR1M +
2.250%)
6 .632 04/16/29 441,294
248,130 (d) Motion Finco Sarl, Term Loan B, (TSFR3M + 3.500%) 7 .829 11/30/29 245,906
55,695 (d) PCI Gaming Authority, Term Loan, (TSFR1M + 2.000%) 6 .357 06/06/31 55,676
164,531 (d) PENN Entertainment, Inc., Term Loan B, (TSFR1M + 2.500%) 6 .857 04/20/29 165,406

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
CONSUMER SERVICES (continued)
$ 85,000 (d) PG Investment Company 59 S.a r.l., Term Loan B, (TSFR3M +
3.000%)
7 .329% 03/24/31 $ 85,806
163,467 (d) Scientific Games Holdings LP, Term Loan B, (TSFR3M + 3.000%) 7 .590 04/04/29 164,059
264,287 (d) SeaWorld Parks & Entertainment, Inc., Term Loan B3, (TSFR1M +
2.000%)
6 .357 11/19/31 264,178
89,550 (d) Six Flags Entertainment Corporation, Term Loan B, (TSFR1M +
2.000%)
6 .357 04/18/31 89,942
451,796 (d) Spin Holdco Inc., Term Loan, (TSFR3M + 4.000%) 8 .706 03/06/28 382,511
100,000 (d) UFC Holdings, LLC, Term Loan B, (TSFR3M + 2.250%) 6 .770 11/13/31 100,676
260,132 (d) William Morris Endeavor Entertainment, LLC, First Lien Term
Loan, (TSFR1M + 2.750%)
7 .221 05/16/25 261,075
TOTAL CONSUMER SERVICES 7,682,116
ENERGY - 0.3%
152,539 (d) EG Group Limited, Term Loan B, (TSFR3M + 4.250%) 8 .579 02/07/28 154,119
125,000 (d) Epic Crude Services, LP, Term Loan B, (TSFR3M + 3.000%) 7 .656 10/09/31 126,250
1,001,849 (d),(m) Freeport LNG Investments, LLLP, Term Loan A, (TSFR3M +
3.000%)
7 .879 11/16/26 1,002,351
227,950 (d) TransMontaigne Operating Company L.P., Term Loan B, (TSFR1M
+ 3.250%)
7 .607 11/05/28 230,211
TOTAL ENERGY 1,512,931
FINANCIAL SERVICES - 0.2%
69,487 (d) Aragorn Parent Corporation, Term Loan, (TSFR1M + 4.000%) 8 .339 12/15/28 70,130
464,834 (d) Boost Newco Borrower, LLC, Term Loan B, (TSFR3M + 2.500%) 6 .829 01/31/31 468,226
62,000 (d),(n) Dechra Finance US LLC, (TBD) TBD TBD 62,368
167,886 (d),(e),(p) Ditech Holding Corporation, Term Loan 0 .000 06/30/24 17
7,759 (d),(o) Focus Financial Partners, LLC, Delayed Draw Term Loan 0 .000 09/10/31 7,840
72,241 (d) Focus Financial Partners, LLC, Term Loan B8, (TSFR1M + 3.250%) 7 .607 09/10/31 72,995
122,693 (d) Kestra Advisor Services Holdings A, Inc., Repriced Term Loan,
(TSFR1M + 3.000%)
7 .370 03/24/31 122,986
34,000 (d) NCR Atleos LLC, Term Loan B, (TSFR3M + 3.750%) 8 .397 04/16/29 34,223
197,228 (d) Trans Union, LLC, Term Loan B8, (TSFR1M + 1.750%) 6 .107 06/24/31 197,197
TOTAL FINANCIAL SERVICES 1,035,982
FOOD, BEVERAGE & TOBACCO - 0.4%
253,414 (d) 8th Avenue Food & Provisions, Inc., First Lien Term Loan,
(TSFR1M + 3.750%)
8 .221 10/01/25 248,726
18,758 (d) 8th Avenue Food & Provisions, Inc., Incremental Term Loan,
(TSFR1M + 4.750%)
9 .221 10/01/25 18,429
44,887 (d) Aspire Bakeries Holdings LLC, Term Loan, (TSFR1M + 4.250%) 8 .607 12/23/30 45,392
247,929 (d) CHG PPC Parent LLC, Term Loan, (TSFR1M + 3.000%) 7 .471 12/08/28 249,635
21,186 (d) City Brewing Company, LLC, First Lien Second Out PIK TL,
(TSFR3M + 5.000%)
9 .909 04/14/28 8,333
30,526 (d),(m) City Brewing Company, LLC, First Out New Money Term Loan,
(TSFR3M + 6.250%)
10 .906 04/05/28 23,200
76,682 (d) City Brewing Company, LLC, FLFO Roll Up Term Loan, (TSFR3M
+ 3.500%)
8 .418 04/14/28 54,636
248,752 (d) Fiesta Purchaser, Inc., Term Loan B, (TSFR1M + 3.250%) 7 .607 02/12/31 249,257
16,818 (d) Naked Juice LLC, Term Loan, (TSFR3M + 3.000%) 7 .429 01/20/29 11,181
244,723 (d) Pegasus BidCo BV, Term Loan B, (TSFR3M + 3.250%) 7 .773 07/12/29 247,324
226,805 (d) Sycamore Buyer LLC, Term Loan B, (TSFR1M + 2.250%) 6 .702 07/23/29 227,230
266,655 (d) Triton Water Holdings, Inc, Term Loan, (TSFR3M + 3.250%) 7 .840 03/31/28 269,091
TOTAL FOOD, BEVERAGE & TOBACCO 1,652,434
HEALTH CARE EQUIPMENT & SERVICES - 1.6%
206,677 (d) 24 Hour Fitness Worldwide, Inc., Exit Term Loan, (LIBOR 3 M +
14.000%)
18 .815 09/30/26 113,673
99,000 (d) ADMI Corp., Term Loan B5, (TSFR1M + 5.750%) 10 .107 12/23/27 99,619
213,785 (d) AHP Health Partners, Inc., Term Loan B, (TSFR1M + 2.750%) 7 .107 08/24/28 216,124
596,869 (d) Bausch & Lomb Corporation, Term Loan, (TSFR1M + 3.250%) 7 .689 05/05/27 599,880
39,900 (d) Concentra Health Services Inc, Term Loan B, (TSFR1M + 2.250%) 6 .607 06/26/31 40,249
181,792 (d) Element Materials Technology Group US Holdings Inc., Term
Loan, (TSFR3M + 3.750%)
8 .079 04/12/29 183,213
228,530 (d) Gainwell Acquisition Corp., Term Loan B, (TSFR3M + 4.000%) 8 .429 10/01/27 221,928

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
HEALTH CARE EQUIPMENT & SERVICES (continued)
$ 605,935 (d) Global Medical Response, Inc., PIK Term Loan, (TSFR1M +
5.500%)
9 .856% 10/02/28 $ 608,776
1,217,983 (d),(m) Medline Borrower, LP, Add-on Term Loan B, (TSFR1M + 2.250%) 6 .607 10/23/28 1,223,658
147,801 (d),(m) National Mentor Holdings, Inc., Term Loan, (TSFR1M + TSFR3M
+ 3.750%)
8 .193 03/02/28 146,761
4,872 (d),(m) National Mentor Holdings, Inc., Term Loan C, (TSFR3M + 3.750%) 8 .179 03/02/28 4,838
153,191 (d) Onex TSG Intermediate Corp., Term Loan B, (TSFR3M + 4.750%) 9 .597 02/28/28 154,651
172,695 (d) Pacific Dental Services, LLC, Term Loan B, (TSFR1M + 2.750%) 7 .125 03/17/31 174,098
614,039 (d) Packaging Coordinators Midco, Inc., Term Loan B, (TSFR3M +
3.250%)
7 .835 11/30/27 617,493
652,998 (d) Parexel International Corporation, Term Loan B, (TSFR1M +
3.000%)
7 .357 11/15/28 658,303
189,566 (d) Phoenix Guarantor Inc, Term Loan B, (TSFR1M + 2.500%) 6 .857 02/21/31 190,479
114,628 (d) Radiology Partners Inc, Extended Term Loan B, (TSFR3M +
2.500%), (cash 8.275%, PIK 1.500%)
4 .888 01/31/29 113,568
69,825 (d) Resonetics, LLC, Term Loan B, (TSFR3M + 3.250%) 7 .603 06/18/31 70,362
94,210 (d) Select Medical Corporation, Term Loan B, (TSFR1M + 2.000%) 6 .531 11/18/31 94,641
121,158 (d) Sound Inpatient Physicians, Tranche B Term Loan (Second Out),
(TSFR3M + 2.500%), (cash 8.090%, PIK 1.500%)
4 .795 06/28/28 111,768
910,680 (d) Surgery Center Holdings, Inc., Term Loan B, (TSFR1M + 2.750%) 7 .089 12/19/30 918,867
247,999 (d) Team Health Holdings, Inc., Term Loan B, (TSFR3M + 5.250%) 9 .835 03/02/27 240,466
19,331 (d),(m),(o) Viant Medical Holdings Inc, (CME Term SOFR 1 Month + 4.000%) 0 .000 10/15/31 19,570
191,858 (d),(m) Viant Medical Holdings, Inc., Term Loan B, (TSFR1M + 4.000%) 8 .357 10/15/31 194,227
TOTAL HEALTH CARE EQUIPMENT & SERVICES 7,017,212
INSURANCE - 0.9%
233,255 (d) Acrisure, LLC, Term Loan B6, (TSFR1M + 3.000%) 7 .357 11/06/30 233,929
764,022 (d),(m) Alliant Holdings Intermediate, LLC, Term Loan B6, (TSFR1M +
2.750%)
7 .106 09/12/31 766,934
198,500 (d) AssuredPartners, Inc., Incremental Term Loan B5, (TSFR1M +
3.500%)
7 .857 02/14/31 199,151
91,407 (d) Asurion LLC, Term Loan B11, (TSFR1M + 4.250%) 8 .707 08/21/28 91,604
202,969 (d) Asurion LLC, Term Loan B8, (TSFR1M + 3.250%) 7 .721 12/23/26 203,063
126,066 (d) Asurion LLC, Term Loan B9, (TSFR1M + 3.250%) 7 .709 07/30/27 125,939
645,678 (d) Broadstreet Partners, Inc., Term Loan B2, (TSFR1M + 3.000%) 8 .694 01/27/27 648,641
460,726 (d) HUB International Limited, First Lien Term Loan B, (TSFR3M +
2.750%)
7 .367 06/20/30 464,098
319,273 (d) Ryan Specialty Group, LLC, Term Loan B, (TSFR1M + 2.250%) 6 .607 09/11/31 320,869
83,938 (d) Sedgwick Claims Management Services, Inc., Term Loan B,
(TSFR3M + 3.000%)
7 .585 06/27/31 84,547
199,960 (d) Truist Insurance Holdings LLC, Term Loan B, (TSFR3M + 2.750%) 7 .079 05/06/31 200,866
322,999 (d) USI, Inc., Term Loan (2029), (TSFR3M + 2.250%) 6 .576 11/23/29 322,879
103,693 (d) USI, Inc., Term Loan (2030), (TSFR3M + 2.250%) 6 .579 09/27/30 103,667
TOTAL INSURANCE 3,766,187
MATERIALS - 0.6%
30,000 (d) AAP Buyer Inc, Term Loan B, (TSFR1M + 3.250%) 7 .607 08/01/31 30,281
24,689 (d) Arsenal AIC Parent LLC, First Lien Term Loan B, (TSFR1M +
3.250%)
7 .607 08/19/30 24,929
71,088 (d) Ascend Performance Materials Operations LLC, Term Loan B,
(TSFR6M + 4.750%)
9 .095 08/27/26 61,377
170,210 (d) Axalta Coating Systems U.S. Holdings, Inc., Term Loan B4,
(TSFR3M + 1.750%)
6 .079 12/20/29 170,883
241,165 (d) Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M +
3.175%)
7 .532 04/13/29 241,920
231,000 (d) CPC Acquisition Corp, Term Loan, (TSFR3M + 3.750%) 8 .340 12/29/27 207,467
113 (d) Derby Buyer LLC, Term Loan B, (TSFR1M + 3.000%) 7 .370 11/01/30 114
200,885 (d) Discovery Purchaser Corporation, Term Loan, (TSFR3M + 4.375%) 8 .965 08/03/29 202,354
132,104 (d) INEOS Quattro Holdings UK Ltd, First Lien Term Loan B, (TSFR1M
+ 4.250%)
8 .707 03/29/29 133,259
34,475 (d) INEOS Quattro Holdings UK Ltd, Term Loan, (TSFR1M + 3.750%) 8 .207 03/03/30 34,626
115,000 (d) INEOS Quattro Holdings UK Ltd, Term Loan B, (TSFR1M +
4.250%)
8 .607 10/02/31 116,294

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MATERIALS (continued)
$ 199,903 (d) Klockner-Pentaplast of America, Inc., Term Loan B, (TSFR6M +
4.725%)
9 .723% 02/09/26 $ 183,411
123,433 (d) Lonza Group AG, Term Loan B, (TSFR3M + 3.925%) 8 .354 07/03/28 121,343
245,503 (d) Nouryon Finance B.V., Term Loan B1, (TSFR6M + 3.250%) 7 .657 04/03/28 247,731
14,850 (d) Nouryon Finance B.V., Term Loan B2, (TSFR6M + 3.250%) 7 .657 04/03/28 15,039
166,533 (d) Pactiv Evergreen Group Holdings Inc., Term Loan B4, (TSFR1M +
2.500%)
6 .857 09/25/28 167,444
94,052 (d) Proampac PG Borrower LLC, Term Loan, (TSFR3M + 4.000%) 8 .590 09/15/28 94,463
54,588 (d) SupplyOne, Inc, Term Loan B, (TSFR1M + 3.750%) 8 .107 04/21/31 55,111
97,000 (d),(e),(n) TRICORBRAUN HOLDINGS INC, (TBD) TBD TBD 96,758
44,086 (d) TricorBraun Holdings, Inc., Term Loan, (TSFR1M + 3.250%) 7 .721 03/03/28 44,110
94,763 (d) Tronox Finance LLC, Term Loan B, (TSFR3M + 2.750%) 7 .101 04/04/29 95,148
16,346 (d),(o) USALCO, LLC, Delayed Draw Term Loan 4 .000 09/17/31 16,506
158,654 (d) USALCO, LLC, Term Loan B, (TSFR1M + 4.000%) 8 .357 09/17/31 160,207
1,216 (d) W.R. Grace & Co.-Conn., Term Loan B, (TSFR3M + 3.250%) 7 .579 09/22/28 1,227
TOTAL MATERIALS 2,522,002
MEDIA & ENTERTAINMENT - 0.8%
134,599 (d) ABG Intermediate Holdings 2 LLC, First Lien Term Loan B,
(TSFR1M + 2.250%)
6 .595 12/21/28 135,293
143,477 (d) Advantage Sales & Marketing, Inc., Term Loan, (TSFR3M +
4.250%)
9 .121 10/28/27 143,264
117,901 (d) Cable One, Inc., Term Loan B4, (TSFR1M + 2.000%) 6 .471 05/03/28 116,103
214,920 (d) Cengage Learning, Inc., Term Loan B, (TSFR1M + TSFR3M +
3.875%)
7 .935 03/24/31 216,302
124,375 (d) Century De Buyer LLC, Term Loan B, (TSFR3M + 4.000%) 8 .359 10/30/30 125,670
412,605 (d) Clear Channel Outdoor Holdings, Inc., Term Loan, (TSFR1M +
4.000%)
8 .471 08/23/28 415,871
251,556 (d),(m) Crown Finance US, Inc., Exit Term Loan, (TSFR1M + 8.500%),
(cash 6.167%, PIK 7.000%)
6 .650 07/31/28 251,988
121,000 (d) CSC Holdings, LLC, Term Loan B5, (LIBOR 6 M + 2.500%) 7 .173 04/15/27 111,925
453,469 (d) CSC Holdings, LLC, Term Loan B6, (TSFR1M + 4.500%) 8 .897 01/18/28 445,786
112,972 (d) DirecTV Financing, LLC, Term Loan, (TSFR3M + 5.000%) 9 .847 08/02/27 113,548
168,296 (d) Dotdash Meredith Inc, Term Loan, (TSFR1M + 3.500%) 8 .053 12/01/28 169,769
150,100 (d) iHeartCommunications, Inc., Term Loan, (TSFR3M + 5.775%) 10 .391 05/01/29 134,527
145,827 (d) McGraw-Hill Global Education Holdings, LLC, Term Loan B,
(TSFR3M + 4.000%)
8 .329 08/06/31 147,665
82,238 (d) Mission Broadcasting, Inc., Term Loan B, (TSFR1M + 2.500%) 7 .167 06/02/28 82,272
322,379 (d) NEP Group, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.375%),
(cash 7.772%, PIK 1.500%)
4 .611 08/19/26 295,460
38,000 (d),(m) Planet US Buyer LLC, (CME Term SOFR 3 Month + 3.000%) 7 .521 02/10/31 38,374
274,685 (d) Planet US Buyer LLC, Term Loan B, (TSFR3M + 3.000%) 7 .521 02/10/31 277,389
82,134 (d) UPC Financing Partnership, Term Loan AX, (TSFR1M + 2.925%) 7 .437 01/31/29 82,665
100,000 (d) Virgin Media Bristol LLC, Term Loan Y, (TSFR6M + 3.175%) 7 .724 03/06/31 99,201
TOTAL MEDIA & ENTERTAINMENT 3,403,072
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
1,341,742 (d) Jazz Financing Lux S.a.r.l., First Lien Term Loan B, (TSFR1M +
2.250%)
6 .607 05/05/28 1,346,774
917 (d) Mallinckrodt International Finance S.A., Second Out Term Loan,
(TSFR1M + 9.500%)
14 .000 11/14/28 978
318,452 (d) Organon & Co, Term Loan, (TSFR1M + 2.250%) 6 .620 05/19/31 319,912
109,156 (d) Perrigo Investments, LLC, Term Loan B, (TSFR1M + 2.000%) 6 .357 04/05/29 109,674
TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1,777,338
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
377,859 (d) Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (TSFR1M
+ 3.000%)
7 .357 01/31/30 379,748
124,688 (d) Cushman & Wakefield U.S. Borrower, LLC, Tranche 2 Incremental
Term Loan, (TSFR1M + 3.250%)
7 .607 01/31/30 126,246
205,000 (d),(m) Forest City Enterprises, L.P., Term Loan B, (TSFR1M + 3.500%) 7 .959 12/08/25 201,413
377,501 (d),(m) Verifone Systems, Inc., First Lien Term Loan, (TSFR3M + 4.000%) 8 .782 08/20/25 355,153
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 1,062,560

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
$ 400,000 (d) Instructure Holdings, Inc., Term Loan, (TSFR3M + 3.000%) 7 .516% 09/12/31 $ 401,938
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 401,938
SOFTWARE & SERVICES - 2.4%
211,000 (d) Amentum Government Services Holdings LLC, Term Loan B,
(TSFR1M + 2.250%)
6 .607 07/30/31 210,516
65,407 (d) Apttus Corporation, Term Loan B, (TSFR3M + 3.500%) 8 .085 05/08/28 66,068
573,219 (d) Avaya, Inc., Exit Term Loan, (TSFR1M + 7.500%) 11 .857 08/01/28 488,955
813,403 (d),(m) Boxer Parent Company Inc., Term Loan B, (TSFR3M + 3.750%) 8 .335 07/30/31 821,123
340,125 (d) Camelot U.S. Acquisition LLC, Incremental Term Loan B, (TSFR1M
+ 2.750%)
7 .107 10/30/26 340,285
496,256 (d) Cotiviti Corporation, Term Loan, (TSFR1M + 2.750%) 7 .303 04/30/31 499,670
200,000 (d) Darktrace PLC, First Lien Term Loan, (TSFR3M + 3.250%) 7 .887 07/02/31 200,062
73,815 (d) Drake Software, LLC, Term Loan B, (TSFR1M + 4.250%) 8 .607 06/05/31 71,970
110,754 (d) DTI Holdco, Inc., Term Loan, (TSFR1M + 4.750%) 9 .107 04/21/29 111,792
252,717 (d) Ellucian Holdings Inc, (CME Term SOFR 1 Month + 3.000%) 7 .357 10/29/29 254,739
110,000 (d),(n) Envestnet Inc,Term Loan, (TBD) TBD TBD 111,041
660,306 (d) Epicor Software Corporation, Term Loan E, (TSFR1M + 2.750%) 7 .107 05/23/31 665,843
125,000 (d) FNZ Group Services Ltd, Term Loan B, (TSFR3M + 5.000%) 9 .554 10/05/31 122,227
98,753 (d) Fortress Intermediate 3, Inc, Term Loan B, (TSFR1M + 3.500%) 7 .857 05/08/31 99,185
141,501 (d) Gen Digital Inc., Term Loan B, (TSFR1M + 1.750%) 6 .107 09/12/29 141,226
734,769 (d) Genesys Cloud Services Holdings II LLC, Term Loan B, (TSFR1M
+ 3.000%)
7 .357 12/01/27 741,857
117,216 (d) IGT Holding IV AB, Term Loan B2, (SOFR90A + 3.650%) 8 .222 03/29/28 117,948
264,982 (d) Informatica LLC, Term Loan B, (TSFR1M + 2.250%) 6 .607 10/30/28 266,638
166,000 (d),(m) Javelin Buyer, Inc., First Lien Term Loan, (Prime + 2.250%) 10 .000 10/08/31 167,505
39,800 (d) Marcel LUX IV SARL, Term Loan B7, (SOFR30A + 3.500%) 8 .070 11/13/30 40,397
476,462 (d) McAfee, LLC, Term Loan B, (TSFR1M + 3.250%) 7 .370 03/01/29 477,474
503,365 (d),(m) Mitchell International, Inc., First Lien Term Loan, (TSFR1M +
3.250%)
7 .607 06/06/31 504,261
399,098 (d) Open Text Corporation, Term Loan B, (TSFR1M + 1.750%) 6 .107 01/31/30 399,672
40,000 (d),(n) Perforce Software Inc, (TBD) TBD TBD 39,572
114,425 (d) Perforce Software, Inc., Add-on Term Loan, (TSFR1M + 4.750%) 9 .107 03/24/31 113,174
115,000 (d) PointClickCare Technologies, Inc., Term Loan B, (TSFR3M +
3.250%)
7 .579 10/11/31 115,863
63,401 (d) Proofpoint, Inc., Term Loan, (TSFR1M + 3.000%) 7 .357 08/31/28 63,782
93,813 (d) Quartz Acquireco LLC, Term Loan B1, (TSFR3M + 2.750%) 7 .079 06/28/30 94,633
179,337 (d) Rackspace Finance, LLC, First Lien First Out Term Loan, (TSFR1M
+ 6.250%)
10 .847 05/15/28 186,137
446,682 (d) Rackspace Finance, LLC, First Lien Second Out Term Loan,
(TSFR1M + 2.750%)
7 .347 05/15/28 260,380
163,350 (d) Rocket Software, Inc., Term Loan B, (TSFR1M + 4.250%) 8 .607 11/28/28 164,770
88,000 (d),(n) Sophos Intermediate II Ltd, (TBD) TBD TBD 87,450
200,127 (d) SS&C Technologies Inc., Term Loan B8, (TSFR1M + 2.000%) 6 .357 05/09/31 200,878
125,000 (d) Synechron Inc, Term Loan B, (TSFR1M + 3.750%) 8 .107 10/03/31 126,094
572,046 (d) Syniverse Holdings, Inc., Term Loan, (TSFR3M + 7.000%) 11 .329 05/10/29 574,489
208,764 (d) Tempo Acquisition LLC, Term Loan B, (TSFR1M + 2.250%) 6 .607 08/31/28 209,808
106,733 (d) Thunder Generation Funding LLC, Term Loan B, (TSFR3M +
3.000%)
7 .329 09/26/31 107,566
709,759 (d) UKG Inc., Term Loan B, (TSFR3M + 3.000%) 7 .329 02/10/31 715,653
49,237 (d) Vision Solutions, Inc., Incremental Term Loan, (TSFR3M + 4.000%) 8 .847 04/24/28 48,572
84,788 (d) VS Buyer, LLC, First Lien Term Loan B, (TSFR1M + 2.750%) 7 .120 04/14/31 85,529
181,745 (d),(m) West Corporation, Term Loan B3, (TSFR3M + 4.000%) 8 .835 04/12/27 134,969
92,233 (d) WEX Inc., Term Loan, (TSFR1M + 1.750%) 6 .107 04/03/28 92,265
247,131 (d) Zelis Payments Buyer, Inc., Term Loan B, (TSFR1M + 2.750%) 7 .107 09/28/29 247,819
TOTAL SOFTWARE & SERVICES 10,589,857
TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
359,171 (d),(n) CommScope LLC, (TBD) TBD TBD 364,336
813,256 (d) CommScope, Inc., Term Loan B, (TSFR1M + 3.250%) 7 .721 04/06/26 804,106
750,000 (d),(n) Delta TopCo, Inc., Term Loan, (TBD) TBD TBD 756,799
86,604 (d) Ingram Micro Inc., Term Loan B, (TSFR3M + 2.750%) 7 .077 09/22/31 87,199
260,655 (d) MLN US HoldCo LLC, First Lien Term Loan, (TSFR3M + 4.500%) 8 .953 12/01/25 7,820

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
TECHNOLOGY HARDWARE & EQUIPMENT (continued)
$ 151,479 (d) MLN US HoldCo LLC, Second Out Term Loan, (TSFR3M +
6.700%)
11 .385% 10/18/27 $ 2,904
159,086 (d) Riverbed Technology, Inc., PIK Term Loan, (TSFR3M + 1.250%) 3 .414 07/03/28 96,963
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT 2,120,127
TELECOMMUNICATION SERVICES - 0.8%
128,890 (d) Altice France S.A., Term Loan B12, (LIBOR 6 M + 3.688%) 8 .370 02/02/26 106,496
203,729 (d) Altice France S.A., Term Loan B13, (LIBOR 3 M + 4.000%) 8 .682 08/14/26 166,039
120,331 (d) Cincinnati Bell, Inc., Term Loan B2, (TSFR1M + 2.750%) 7 .107 11/24/28 121,191
201,761 (d),(e),(p) Cyxtera DC Holdings, Inc., Term Loan B 0 .000 05/01/25 1,110
15,000 (d),(n) Dawn Acquisitions LLC, Term Loan, (TBD) TBD TBD 14,719
288,536 (d) Digicel International Finance Limited, Term Loan, (TSFR3M +
6.750%), (cash 11.335%, PIK 1.500%)
11 .335 05/27/27 281,006
248,120 (d) Iridium Satellite LLC, Term Loan B, (TSFR1M + 2.250%) 6 .607 09/20/30 247,500
272,630 (d) Level 3 Financing Inc., Extended Term Loan B1, (TSFR1M +
6.560%)
10 .917 04/16/29 278,458
360,370 (d),(m) Level 3 Financing Inc., Extended Term Loan B2, (TSFR1M +
6.560%)
10 .917 04/15/30 367,893
430,248 (d),(m) Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M +
2.350%)
6 .821 04/15/30 401,804
272,494 (d) Lumen Technologies, Inc., Term Loan A, (TSFR1M + 6.000%) 10 .357 06/01/28 273,662
110,000 (d) Numericable Group SA, Term Loan B11, (LIBOR 6 M + 2.750%) 7 .432 07/31/25 98,381
828,001 (d),(m) Zayo Group Holdings, Inc., Term Loan, (TSFR1M + 3.000%) 7 .471 03/09/27 777,317
480,992 (d) Ziggo Financing Partnership, Term Loan I, (TSFR1M + 2.500%) 7 .012 04/28/28 479,580
TOTAL TELECOMMUNICATION SERVICES 3,615,156
TRANSPORTATION - 0.4%
193,538 (d) Air Canada, Term Loan B, (TSFR3M + 2.000%) 6 .337 03/21/31 194,687
113,669 (d) American Airlines, Inc., Term Loan, (TSFR3M + 4.750%) 9 .629 04/20/28 116,886
147,385 (d) Brown Group Holding, LLC, Incremental Term Loan B2, (TSFR1M
+ TSFR3M + 2.500%)
6 .953 07/02/29 147,989
186,449 (d) Brown Group Holding, LLC, Term Loan B, (TSFR1M + 2.500%) 6 .857 07/01/31 187,367
184,866 (d) First Student Bidco Inc, Term Loan B, (TSFR3M + 3.000%) 7 .590 07/21/28 185,443
56,588 (d) First Student Bidco Inc, Term Loan C, (TSFR3M + 3.000%) 7 .865 07/21/28 56,765
117,611 (d) KKR Apple Bidco, LLC, Incremental Term Loan, (TSFR1M +
3.500%)
7 .857 09/23/28 118,530
224,839 (d) KKR Apple Bidco, LLC, Term Loan, (TSFR1M + 2.750%) 7 .221 09/25/28 226,405
32,515 (d) PODS, LLC, Term Loan B, (TSFR3M + 3.000%) 7 .847 03/31/28 30,513
119,584 (d) SkyMiles IP Ltd., Skymiles Term Loan B, (TSFR3M + 3.750%) 8 .367 10/20/27 121,882
223,936 (d) United Airlines, Inc., First Lien Term Loan B, (TSFR3M + 2.000%) 6 .635 02/24/31 224,956
124,747 (d) WestJet Loyalty LP, Term Loan B, (TSFR3M + 3.250%) 7 .579 02/14/31 125,415
TOTAL TRANSPORTATION 1,736,838
UTILITIES - 0.4%
242,000 (d),(n) Cornerstone Generation LLC, (TBD) TBD TBD 244,420
64,675 (d) EFS Cogen Holdings I LLC, Term Loan B, (TSFR3M + 3.500%) 8 .104 10/01/27 65,079
99,750 (d) Kestrel Acquisition, LLC, Term Loan B, (TSFR3M + 3.500%) 7 .829 10/29/31 100,548
580,000 (d) Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M +
2.500%)
6 .849 12/11/31 582,900
646,898 (d) Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 3.500%) 8 .023 05/17/30 650,627
2,848 (d) Vistra Operations Company LLC, First Lien Term Loan B3,
(TSFR1M + 1.750%)
6 .107 12/20/30 2,858
99,500 (d) Vistra Zero Operating Company, LLC, Term Loan B, (TSFR1M +
2.000%)
6 .357 04/30/31 99,863
TOTAL UTILITIES 1,746,295
TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
(Cost $64,697,870) 64,261,818

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
SHARES DESCRIPTION VALUE
449,089 WARRANTS - 0 .1% ( 0 .1 % of Total Investments) 449,089
MEDIA & ENTERTAINMENT - 0.1%
17,892 (f) Cineworld Group PLC $ 449,089
TOTAL MEDIA & ENTERTAINMENT 449,089
TOTAL WARRANTS
(Cost $285,429) 449,089
TOTAL LONG-TERM INVESTMENTS
(Cost $569,129,822) 618,762,028
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  5.9%(4.0% of Total Investments)
25875000 REPURCHASE AGREEMENTS - 5 .9% ( 4 .0 % of Total Investments) 25875000
$ 25,875,000 (q) Fixed Income Clearing Corporation 4 .430% 01/02/25 25,875,000
TOTAL REPURCHASE AGREEMENTS
(Cost $25,875,000) 25,875,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $25,875,000) 25,875,000
TOTAL INVESTMENTS - 146 .4%
(Cost $ 595,004,822 ) 644,637,028
BORROWINGS - (27.8)% (r),(s) (122,336,000)
REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (15.5)%(t) (68,207,746)
OTHER ASSETS & LIABILITIES, NET -   (3.1)% (13,780,424)
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 440,312,858
ADR American Depositary Receipt
BRL Brazilian Real
COP Colombian Peso
CZK Czech Koruna
DOP Dominican Peso
ETF Exchange-Traded Fund
EUR Euro
GDR Global Depositary Receipt
HUF Hungarian Forint
IDR Indonesian Rupiah
INR Indian Rupee
LIBOR London Inter-Bank Offered Rate
M Month
MSCI Morgan Stanley Capital International
MXN Mexican Peso
MYR Malaysian Ringgit
PEN Peruvian Sol
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
PLN Polish Zloty
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
REIT Real Estate Investment Trust
RON Romanian Leu
S&P Standard & Poor's
SOFR30A 30 Day Average Secured Overnight Financing Rate
SOFR90A 90 Day Average Secured Overnight Financing Rate
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
THB Thai Baht
TRY Turkish Lira

See Notes to Financial Statements
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month
TSFR6M CME Term Secured Overnight Financing Rate 6 Month
UGX Ugandan Shilling
UYU Uruguayan Peso
ZAR South African Rand
(a) Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $131,507,804.
(b) Perpetual security. Maturity date is not applicable.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $75,870,189 or 11.8% of Total Investments.
(d) Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(e) For fair value measurement disclosure purposes, investment classified as Level 3.
(f) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(g) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(h) Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(i) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $74,222,892 have been pledged as collateral for reverse repurchase agreements.
(j) Exchange-traded, unless otherwise noted.
(k) For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(l) Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(m) Portion of investment purchased on a delayed delivery basis.
(n) When-issued or delayed delivery security.
(o) Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(p) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(q) Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $25,875,000 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 3.250% and maturity date 5/15/42, valued at $26,392,713.
(r) Borrowings as a percentage of Total Investments is 19.0%.
(s) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $221,653,326 have been pledged as collateral for borrowings.
(t) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 10.6%.
Options Written
Type Description (a)
Number of
Contracts
Notional
Amount (b)
Exercise
Price Expiration Date Value
Call S&P 500 Index (10) $ (6,300,000) $ 6,300 1/03/25 $ (50)
Call S&P 500 Index (5) (3,050,000) 6,100 1/17/25 (2,375)
Call S&P 500 Index (5) (3,125,000) 6,250 1/17/25 (238)
Call S&P 500 Index (5) (3,150,000) 6,300 1/17/25 (162)
Call S&P 500 Index (10) (6,400,000) 6,400 1/17/25 (250)
Call S&P 500 Index (15) (9,300,000) 6,200 1/31/25 (6,600)
Call S&P 500 Index (25) (15,750,000) 6,300 1/31/25 (3,000)
Call S&P 500 Index (5) (3,175,000) 6,350 1/31/25 (375)
Call S&P 500 Index (5) (3,125,000) 6,250 2/21/25 (4,575)
Call S&P 500 Index (5) (3,150,000) 6,300 2/21/25 (2,700)
Total Options Written (premiums received $136,239) (90) $(56,525,000) $(20,325)
(a) Exchange-traded, unless otherwise noted.
(b) For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

Portfolio of Investments December 31, 2024
(continued)
NMAI

See Notes to Financial Statements
Forward Foreign Currency Contracts
Currency
Purchased
Notional Amount
(Local Currency) Currency Sold
Notional Amount
(Local Currency) Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
Euro 98,579 U.S. Dollar 104,038 Bank of America, N.A. 1/13/25 $ (1,884)
U.S. Dollar 1,092,177 Euro 995,692 Bank of America, N.A. 1/13/25 $ 60,377
Total         $58,493
Total unrealized appreciation on forward foreign currency contracts         $60,377
Total unrealized depreciation on forward foreign currency contracts         $(1,884)

Portfolio of Investments December 31, 2024
JRI
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 146.3% (97.7% of Total Investments)
72709684
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 20 .1% ( 13 .4 % of Total
Investments) 72709684
ENERGY - 8.0%
$ 696,000 Enbridge Inc 5 .750% 07/15/80 $ 672,846
1,530,000 Enbridge Inc 6 .250 03/01/78 1,511,546
2,406,000 Enbridge Inc 5 .500 07/15/77 2,306,217
1,260,000 Enbridge Inc 7 .625 01/15/83 1,321,976
2,315,000 Enbridge Inc 6 .000 01/15/77 2,292,771
930,000 Enbridge Inc 8 .500 01/15/84 1,032,907
1,190,000 (a) Energy Transfer LP 6 .500 N/A 1,190,490
580,000 Energy Transfer LP 8 .000 05/15/54 607,810
1,184,000 (b) Energy Transfer LP (TSFR3M + 3.279%) 7 .850 11/01/66 1,178,050
1,451,000 (a) Energy Transfer LP 7 .125 N/A 1,456,225
648,000 Energy Transfer LP 7 .125 10/01/54 656,552
2,369,000 Enterprise Products Operating LLC 5 .375 02/15/78 2,262,594
3,085,000 Enterprise Products Operating LLC 5 .250 08/16/77 3,014,396
CAD 780,000 Inter Pipeline Ltd/AB 6 .625 11/19/79 551,196
725,000 (c) South Bow Canadian Infrastructure Holdings Ltd 7 .625 03/01/55 743,319
378,000 (c) South Bow Canadian Infrastructure Holdings Ltd 7 .500 03/01/55 390,860
829,000 TransCanada PipeLines Ltd 7 .590 05/15/67 778,128
1,194,000 Transcanada Trust 5 .500 09/15/79 1,147,401
1,200,000 Transcanada Trust 5 .600 03/07/82 1,137,867
1,274,000 Transcanada Trust 5 .875 08/15/76 1,257,022
300,000 Transcanada Trust 5 .300 03/15/77 287,080
3,064,000 (a),(c) Venture Global LNG Inc 9 .000 N/A 3,203,547
TOTAL ENERGY 29,000,800
FINANCIAL SERVICES - 0.5%
375,000 National Rural Utilities Cooperative Finance Corp 5 .250 04/20/46 369,014
1,340,000 Transcanada Trust 5 .625 05/20/75 1,329,247
TOTAL FINANCIAL SERVICES 1,698,261
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
733,000 (c) EUSHI Finance Inc 7 .625 12/15/54 762,543
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 762,543
TRANSPORTATION - 0.3%
999,000 BNSF Funding Trust I 6 .613 12/15/55 1,001,494
TOTAL TRANSPORTATION 1,001,494
UTILITIES - 11.1%
950,000 (c) AES Andes SA 8 .150 06/10/55 960,881
1,560,000 AES Corp/The 7 .600 01/15/55 1,602,299
CAD 625,000 AltaGas Ltd 8 .900 11/10/83 479,099
2,010,000 (c) AltaGas Ltd 7 .200 10/15/54 2,020,991
CAD 675,000 Capital Power Corp 7 .950 09/09/82 514,647
1,749,000 CMS Energy Corp 4 .750 06/01/50 1,656,705
1,704,000 Dominion Energy Inc 7 .000 06/01/54 1,799,397
2,981,000 Dominion Energy Inc 6 .625 05/15/55 3,030,675
2,555,000 Duke Energy Corp 6 .450 09/01/54 2,586,036
1,375,000 (a) Edison International 5 .000 N/A 1,340,250
1,090,000 (a) Edison International 5 .375 N/A 1,074,825
GBP 900,000 (a) Electricite de France SA, Reg S 5 .875 N/A 1,089,772
1,838,000 Emera Inc 6 .750 06/15/76 1,847,537
1,622,000 Entergy Corp 7 .125 12/01/54 1,653,188
1,698,000 Evergy Inc 6 .650 06/01/55 1,697,515
2,657,000 NextEra Energy Capital Holdings Inc 5 .650 05/01/79 2,589,849
825,000 NextEra Energy Capital Holdings Inc 3 .800 03/15/82 784,854
581,000 NextEra Energy Capital Holdings Inc 6 .750 06/15/54 595,224
2,475,000 NiSource Inc 6 .950 11/30/54 2,519,819
1,247,000 PG&E Corp 7 .375 03/15/55 1,279,711
1,608,000 Sempra 6 .550 04/01/55 1,595,379
1,547,000 Sempra 6 .400 10/01/54 1,533,891
1,381,000 Sempra 6 .875 10/01/54 1,396,424

Portfolio of Investments December 31, 2024
(continued)
JRI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UTILITIES (continued)
$ 1,625,000 Sempra 4 .125% 04/01/52 $ 1,550,707
1,265,000 Southern Co/The 4 .000 01/15/51 1,239,628
1,694,000 (a),(c) Vistra Corp 8 .875 N/A 1,807,283
TOTAL UTILITIES 40,246,586
TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED
(Cost $72,117,195) 72,709,684
SHARES DESCRIPTION RATE VALUE
61121931 $25 PAR (OR SIMILAR) RETAIL PREFERRED - 16 .9% ( 11 .3 % of Total Investments) 61121931
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 11.1%
146,415 Agree Realty Corp 4 .250 2,682,323
81,222 American Homes 4 Rent 5 .875 1,924,961
67,405 Armada Hoffler Properties Inc 6 .750 1,544,922
42,093 DiamondRock Hospitality Co 8 .250 1,079,686
58,794 Digital Realty Trust Inc 5 .250 1,319,925
68,807 Digital Realty Trust Inc 5 .200 1,459,396
81,388 Federal Realty Investment Trust 5 .000 1,750,656
64,558 Kimco Realty Corp 5 .125 1,330,540
86,943 Kimco Realty Corp 5 .250 1,831,889
13,513 Kimco Realty Corp 7 .250 813,753
2,301 Mid-America Apartment Communities Inc 8 .500 129,569
54,508 National Storage Affiliates Trust 6 .000 1,163,201
57,380 Pebblebrook Hotel Trust 5 .700 1,061,530
43,067 Pebblebrook Hotel Trust 6 .375 850,573
69,500 Pebblebrook Hotel Trust 6 .300 1,414,325
35,300 Public Storage 4 .750 714,472
34,150 Public Storage 4 .125 608,895
28,444 Public Storage 5 .050 616,381
41,213 Public Storage 4 .625 799,944
31,672 Public Storage 4 .700 622,355
41,114 Public Storage 3 .875 687,015
40,054 Public Storage 3 .900 669,302
56,168 Public Storage 4 .000 948,678
33,970 Public Storage 3 .950 577,830
68,020 Public Storage 4 .000 1,145,457
53,330 Public Storage 4 .100 940,208
52,143 Public Storage 4 .875 1,097,610
30,049 Rexford Industrial Realty Inc 5 .875 701,644
89,453 Rexford Industrial Realty Inc 5 .625 1,975,122
10,819 RLJ Lodging Trust 1 .950 265,715
38,516 Summit Hotel Properties Inc 6 .250 788,037
20,251 Summit Hotel Properties Inc 5 .875 411,095
51,424 Sunstone Hotel Investors Inc 5 .700 1,108,187
40,419 Sunstone Hotel Investors Inc 6 .125 904,982
18,724 UMH Properties Inc 6 .375 427,095
46,658 Vornado Realty Trust 4 .450 737,196
75,541 Vornado Realty Trust 5 .250 1,297,794
37,425 Vornado Realty Trust 5 .400 655,686
77,577 Vornado Realty Trust 5 .250 1,394,059
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 40,452,008
FINANCIAL SERVICES - 0.2%
25,426 Brookfield Finance Inc 4 .625 425,377
16,112 National Rural Utilities Cooperative Finance Corp 5 .500 366,226
TOTAL FINANCIAL SERVICES 791,603
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
25,270 Brookfield Property Partners LP 6 .500 346,199
10,309 Brookfield Property Partners LP 6 .375 140,203
35,153 Brookfield Property Partners LP 5 .750 436,600
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 923,002

See Notes to Financial Statements
SHARES DESCRIPTION RATE VALUE
UTILITIES - 5.3%
25,854 BIP Bermuda Holdings I Ltd 5 .125% $ 435,382
41,127 Brookfield BRP Holdings Canada Inc 4 .625 648,984
13,470 Brookfield Infrastructure Finance ULC 5 .000 224,410
65,426 Brookfield Infrastructure Partners LP 5 .125 1,114,205
20,719 Brookfield Infrastructure Partners LP 5 .000 354,709
75,784 Brookfield Renewable Partners LP 5 .250 1,358,049
25,340 CMS Energy Corp 5 .625 565,336
43,248 CMS Energy Corp 5 .875 1,000,326
66,406 CMS Energy Corp 4 .200 1,241,792
35,357 CMS Energy Corp 5 .875 810,736
72,521 DTE Energy Co 4 .375 1,330,035
79,517 DTE Energy Co 4 .375 1,445,619
46,327 DTE Energy Co 5 .250 1,021,047
40,529 Duke Energy Corp 5 .625 957,700
46,170 Duke Energy Corp 5 .750 1,125,625
45,803 Georgia Power Co 5 .000 989,345
19,300 SCE Trust VIII 6 .950 490,799
83,174 Southern Co/The 4 .200 1,572,820
32,867 Southern Co/The 5 .250 722,088
74,701 Southern Co/The 4 .950 1,546,311
TOTAL UTILITIES 18,955,318
TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED
(Cost $70,290,526) 61,121,931
SHARES DESCRIPTION VALUE
125129181 COMMON STOCKS - 34 .6% ( 23 .1 % of Total Investments) 125129181
ENERGY - 13.8%
250,909 Enbridge Inc 10,646,069
540,142 Energy Transfer LP 10,581,382
136,142 Enterprise Products Partners LP 4,269,413
189,665 Gibson Energy Inc 3,230,025
34,274 Keyera Corp 1,048,165
111,639 Kinder Morgan Inc 3,058,908
83,822 MPLX LP 4,011,721
34,442 ONEOK Inc 3,457,977
154,595 Pembina Pipeline Corp 5,711,879
73,997 Plains All American Pipeline LP 1,263,869
28,721 Plains GP Holdings LP, Class A 527,892
40,806 Williams Cos Inc/The 2,208,421
TOTAL ENERGY 50,015,721
HEALTH CARE EQUIPMENT & SERVICES - 1.1%
220,305 Chartwell Retirement Residences 2,311,176
145,420 Sienna Senior Living Inc 1,580,201
TOTAL HEALTH CARE EQUIPMENT & SERVICES 3,891,377
MATERIALS - 0.5%
4,794,957 Keppel Infrastructure Trust 1,580,213
TOTAL MATERIALS 1,580,213
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
689,511 Capitaland India Trust 538,743
52,794 Cibus Nordic Real Estate AB publ 841,938
288,599 Hongkong Land Holdings Ltd 1,285,098
215,364 Hysan Development Co Ltd 326,900
1,478,908 Sino Land Co Ltd 1,492,280
26,320 Sun Hung Kai Properties Ltd 250,444
909,279 Swire Properties Ltd 1,843,866
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 6,579,269
TELECOMMUNICATION SERVICES - 0.9%
386,968 HKT Trust & HKT Ltd 477,914
128,312 Infrastrutture Wireless Italiane SpA 1,303,421
982,577 NETLINK NBN TRUST 625,960

Portfolio of Investments December 31, 2024
(continued)
JRI

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
TELECOMMUNICATION SERVICES (continued)
165,426 (c) RAI Way SpA $ 942,461
TOTAL TELECOMMUNICATION SERVICES 3,349,756
TRANSPORTATION - 3.1%
11,498 Aena SME SA 2,346,715
672,317 Atlas Arteria Ltd 1,972,416
438,110 Aurizon Holdings Ltd 879,747
533,284 Dalrymple Bay Infrastructure Ltd 1,188,274
330,701 Enav SpA 1,396,187
13,492 Grupo Aeroportuario del Centro Norte SAB de CV, ADR 926,091
9,860 Grupo Aeroportuario del Pacifico SAB de CV, ADR 1,725,401
88,758 Transurban Group 733,586
TOTAL TRANSPORTATION 11,168,417
UTILITIES - 13.4%
84,451 APA Group 363,574
12,639 Capital Power Corp 560,268
124,619 CK Infrastructure Holdings Ltd 925,102
50,282 Clearway Energy Inc, Class A 1,229,395
291,122 CLP Holdings Ltd 2,441,724
216,152 Contact Energy Ltd 1,148,902
55,491 Dominion Energy Inc 2,988,745
19,539 Duke Energy Corp 2,105,132
7,043 Emera Inc 263,258
56,042 Endesa SA 1,205,141
533,938 Enel SpA 3,810,273
142,741 Engie SA 2,263,786
186,545 ENN Energy Holdings Ltd 1,325,545
26,116 Entergy Corp 1,980,115
62,388 Evergy Inc 3,839,981
17,077 Eversource Energy 980,732
72,780 Exelon Corp 2,739,439
145,336 Iberdrola SA 2,002,762
119,764 Italgas SpA 672,157
121,514 National Grid PLC 1,443,617
72,615 National Grid PLC, Sponsored ADR 4,314,783
23,356 OGE Energy Corp 963,435
47,376 Pennon Group PLC 352,005
17,093 Pinnacle West Capital Corp 1,448,974
145,363 Redeia Corp SA 2,482,261
332,134 REN - Redes Energeticas Nacionais SGPS SA 784,413
794,212 Snam SpA 3,520,545
177,981 Vector Ltd 388,364
TOTAL UTILITIES 48,544,428
TOTAL COMMON STOCKS
(Cost $106,890,952) 125,129,181
SHARES DESCRIPTION RATE VALUE
9178136 CONVERTIBLE PREFERRED SECURITIES - 2 .6% ( 1 .7 % of Total Investments) 9178136
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
8,595 LXP Industrial Trust 6 .500% 419,006
69,118 Regency Centers Corp 6 .250 1,577,273
58,012 Regency Centers Corp 5 .875 1,303,530
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 3,299,809
UTILITIES - 1.7%
39,250 NextEra Energy Inc 7 .299 1,915,007
53,706 NextEra Energy Inc 6 .926 2,197,649
23,800 PG&E Corp 6 .000 1,185,002
22,463 SCE Trust VII 7 .500 580,669
TOTAL UTILITIES 5,878,327
TOTAL CONVERTIBLE PREFERRED SECURITIES
(Cost $9,764,656) 9,178,136

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
115434400 CORPORATE BONDS - 31 .9% ( 21 .3 % of Total Investments) 115434400
CAPITAL GOODS - 1.2%
$ 1,600,000 (c) Advanced Drainage Systems Inc 6 .375% 06/15/30 $ 1,600,141
1,080,000 (c) Chart Industries Inc 7 .500 01/01/30 1,122,851
750,000 (c) Dcli Bidco LLC 7 .750 11/15/29 766,791
930,000 (c) Trinity Industries Inc 7 .750 07/15/28 965,091
TOTAL CAPITAL GOODS 4,454,874
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.2%
705,000 (c) LCM Investments Holdings II LLC 4 .875 05/01/29 658,296
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 658,296
CONSUMER SERVICES - 1.9%
EUR 300,000 (a) Accor SA, Reg S 7 .250 N/A 344,588
475,000 Choice Hotels International Inc 5 .850 08/01/34 475,576
1,500,000 (c) Churchill Downs Inc 5 .750 04/01/30 1,472,179
1,025,000 (c) Hilton Domestic Operating Co Inc 5 .875 03/15/33 1,008,568
400,000 (c) Merlin Entertainments Group US Holdings Inc 7 .375 02/15/31 386,169
750,000 MGM Resorts International 6 .500 04/15/32 747,344
1,085,000 Piedmont Operating Partnership LP 9 .250 07/20/28 1,190,487
695,000 (c) Six Flags Entertainment Corp / Six Flags Theme Parks Inc 6 .625 05/01/32 704,393
690,000 (c) Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6 .250 03/15/33 677,915
TOTAL CONSUMER SERVICES 7,007,219
ENERGY - 6.0%
935,000 (c) Archrock Partners LP / Archrock Partners Finance Corp 6 .250 04/01/28 930,016
790,000 (c) Archrock Partners LP / Archrock Partners Finance Corp 6 .625 09/01/32 789,017
1,240,000 (c) Blue Racer Midstream LLC / Blue Racer Finance Corp 7 .000 07/15/29 1,266,471
1,250,000 (c) Buckeye Partners LP 6 .875 07/01/29 1,265,144
1,495,000 Cheniere Energy Partners LP 4 .500 10/01/29 1,447,428
510,000 (c) CNX Midstream Partners LP 4 .750 04/15/30 465,097
300,000 (c) CQP Holdco LP / BIP-V Chinook Holdco LLC 7 .500 12/15/33 315,401
700,000 (c) CQP Holdco LP / BIP-V Chinook Holdco LLC 5 .500 06/15/31 668,589
765,000 (c) Delek Logistics Partners LP / Delek Logistics Finance Corp 8 .625 03/15/29 790,962
630,000 (c) DT Midstream Inc 4 .375 06/15/31 574,825
205,000 (c) EQM Midstream Partners LP 7 .500 06/01/27 209,039
665,000 Genesis Energy LP / Genesis Energy Finance Corp 8 .000 05/15/33 650,790
CAD 515,000 Gibson Energy Inc 5 .250 12/22/80 348,564
1,000,000 (c) Global Partners LP / GLP Finance Corp 8 .250 01/15/32 1,028,133
750,000 (c) Harvest Midstream I LP 7 .500 05/15/32 763,670
CAD 670,000 Keyera Corp 6 .875 06/13/79 488,788
CAD 1,110,000 Keyera Corp 5 .950 03/10/81 779,143
2,195,000 ONEOK Inc 5 .050 11/01/34 2,099,199
340,000 (c) PBF Holding Co LLC / PBF Finance Corp 7 .875 09/15/30 333,640
CAD 1,784,000 Pembina Pipeline Corp 4 .800 01/25/81 1,189,706
731,000 (a),(b) Plains All American Pipeline LP (TSFR3M + 4.372%) 8 .895 N/A 725,577
780,000 (c) Sunoco LP 7 .000 05/01/29 800,490
460,000 Targa Resources Corp 6 .150 03/01/29 477,458
975,000 Targa Resources Corp 6 .125 03/15/33 1,005,225
CAD 195,000 Transcanada Trust 4 .200 03/04/81 127,455
400,000 (c) Transocean Titan Financing Ltd 8 .375 02/01/28 408,151
1,150,000 (c) US LIQUIDSCO0 5 .584 10/01/34 1,118,489
720,000 (c) USA Compression Partners LP / USA Compression Finance Corp 7 .125 03/15/29 732,706
TOTAL ENERGY 21,799,173
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 6.4%
1,735,000 Agree LP 4 .800 10/01/32 1,661,289
840,000 Alexandria Real Estate Equities Inc 5 .250 05/15/36 815,171
1,060,000 American Assets Trust LP 6 .150 10/01/34 1,054,235
1,155,000 American Homes 4 Rent LP 5 .500 02/01/34 1,150,233
1,505,000 American Tower Corp 5 .500 03/15/28 1,527,246
1,465,000 Essex Portfolio LP 5 .500 04/01/34 1,465,617
1,305,000 Extra Space Storage LP 5 .700 04/01/28 1,332,216
1,215,000 Federal Realty OP LP 5 .375 05/01/28 1,227,270
650,000 GLP Capital LP / GLP Financing II Inc 6 .750 12/01/33 688,074
1,635,000 (c) Iron Mountain Inc 6 .250 01/15/33 1,628,471

Portfolio of Investments December 31, 2024
(continued)
JRI

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
$ 375,000 Kilroy Realty LP 6 .250% 01/15/36 $ 372,036
665,000 Kimco Realty OP LLC 4 .600 02/01/33 633,024
1,015,000 Kite Realty Group LP 5 .500 03/01/34 1,009,554
823,000 Kite Realty Group LP 4 .000 10/01/26 810,290
785,000 Mid-America Apartments LP 5 .300 02/15/32 788,243
444,000 MPT Operating Partnership LP / MPT Finance Corp 5 .000 10/15/27 374,328
485,000 Prologis LP 5 .000 03/15/34 473,680
3,000,000 (c) RHP Hotel Properties LP / RHP Finance Corp 6 .500 04/01/32 3,015,099
660,000 (c) Scentre Group Trust 2 5 .125 09/24/80 644,134
1,000,000 (c) Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10 .500 02/15/28 1,066,280
500,000 (c) Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6 .500 02/15/29 453,682
1,010,000 Ventas Realty LP 5 .000 01/15/35 965,016
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 23,155,188
FINANCIAL SERVICES - 1.7%
1,000,000 (c) Azorra Finance Ltd 7 .750 04/15/30 994,067
1,200,000 (c) HAT Holdings I LLC / HAT Holdings II LLC 8 .000 06/15/27 1,250,304
1,150,000 (c) Hunt Cos Inc 5 .250 04/15/29 1,090,027
930,000 National Rural Utilities Cooperative Finance Corp 7 .125 09/15/53 959,543
585,000 (c) Starwood Property Trust Inc 7 .250 04/01/29 600,095
1,445,000 (c) Starwood Property Trust Inc 6 .000 04/15/30 1,418,306
TOTAL FINANCIAL SERVICES 6,312,342
HEALTH CARE EQUIPMENT & SERVICES - 0.8%
750,000 (c) CHS/Community Health Systems Inc 5 .250 05/15/30 615,996
600,000 (c) LifePoint Health Inc 11 .000 10/15/30 658,598
1,500,000 (c) Prime Healthcare Services Inc 9 .375 09/01/29 1,459,065
TOTAL HEALTH CARE EQUIPMENT & SERVICES 2,733,659
MATERIALS - 0.2%
750,000 (c) Mineral Resources Ltd 8 .000 11/01/27 766,739
TOTAL MATERIALS 766,739
MEDIA & ENTERTAINMENT - 1.7%
750,000 (c) Cablevision Lightpath LLC 5 .625 09/15/28 695,738
1,713,000 (c) CCO Holdings LLC / CCO Holdings Capital Corp 6 .375 09/01/29 1,698,356
500,000 (c) CSC Holdings LLC 5 .500 04/15/27 447,500
375,000 (c) CSC Holdings LLC 11 .250 05/15/28 370,092
1,800,000 (c) DISH Network Corp 11 .750 11/15/27 1,906,546
1,050,000 (c) LCPR Senior Secured Financing DAC 6 .750 10/15/27 950,040
TOTAL MEDIA & ENTERTAINMENT 6,068,272
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
750,000 (c) Cushman & Wakefield US Borrower LLC 6 .750 05/15/28 750,681
750,000 Kennedy-Wilson Inc 4 .750 03/01/29 677,471
1,500,000 Tenet Healthcare Corp 6 .750 05/15/31 1,515,361
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 2,943,513
TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
250,000 (c) CommScope LLC 6 .000 03/01/26 248,750
283,000 (c) CommScope LLC 9 .500 12/15/31 293,361
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT 542,111
TELECOMMUNICATION SERVICES - 2.7%
1,100,000 EchoStar Corp 10 .750 11/30/29 1,182,814
865,000 (c) Iliad Holding SASU 8 .500 04/15/31 919,637
645,000 (c) Iliad Holding SASU 7 .000 04/15/32 648,263
400,000 (c) Level 3 Financing Inc 10 .500 04/15/29 445,760
950,000 (c) Level 3 Financing Inc 4 .875 06/15/29 826,500
500,000 (c) Level 3 Financing Inc 3 .750 07/15/29 386,677
775,000 (c) Lumen Technologies Inc 4 .500 01/15/29 658,750
1,000,000 (c) Sable International Finance Ltd 7 .125 10/15/32 979,840
470,000 (c) Windstream Escrow LLC / Windstream Escrow Finance Corp 8 .250 10/01/31 485,427
850,000 (c) Zayo Group Holdings Inc 6 .125 03/01/28 722,493
1,550,000 (c) Zayo Group Holdings Inc 4 .000 03/01/27 1,429,502
910,000 (c) Zegona Finance PLC 8 .625 07/15/29 964,630
TOTAL TELECOMMUNICATION SERVICES 9,650,293

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
TRANSPORTATION - 1.5%
$ 2,700,000 (c) Brightline East LLC 11 .000% 01/31/30 $ 2,576,826
1,000,000 (c) Cargo Aircraft Management Inc 4 .750 02/01/28 991,936
750,000 (c) VistaJet Malta Finance PLC / Vista Management Holding Inc 9 .500 06/01/28 754,711
1,200,000 (c) XPO Inc 7 .125 06/01/31 1,230,351
TOTAL TRANSPORTATION 5,553,824
UTILITIES - 6.6%
785,000 AEP Transmission Co LLC 5 .150 04/01/34 772,294
CAD 1,425,000 AltaGas Ltd 7 .350 08/17/82 1,033,590
1,295,000 Ameren Illinois Co 4 .950 06/01/33 1,270,991
1,295,000 (c) California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6 .375 02/15/32 1,291,563
635,000 CenterPoint Energy Houston Electric LLC 5 .200 10/01/28 642,712
2,500,000 (c) Clearway Energy Operating LLC 4 .750 03/15/28 2,390,834
985,000 CMS Energy Corp 3 .750 12/01/50 857,492
435,000 DTE Electric Co 5 .200 03/01/34 433,358
670,000 Duke Energy Progress LLC 5 .100 03/15/34 662,256
1,125,000 (c) Ferrellgas LP / Ferrellgas Finance Corp 5 .875 04/01/29 1,028,259
649,000 (c) Ferrellgas LP / Ferrellgas Finance Corp 5 .375 04/01/26 642,178
1,090,000 (c) ITC Holdings Corp 4 .950 09/22/27 1,091,573
580,000 (c) NextEra Energy Operating Partners LP 7 .250 01/15/29 593,251
420,000 (c) NextEra Energy Operating Partners LP 4 .500 09/15/27 400,612
GBP 1,210,000 NGG Finance PLC, Reg S 5 .625 06/18/73 1,513,031
555,000 OGE Energy Corp 5 .450 05/15/29 564,080
1,235,000 Pacific Gas and Electric Co 6 .150 01/15/33 1,281,823
805,000 (c) Pattern Energy Operations LP / Pattern Energy Operations Inc 4 .500 08/15/28 755,534
898,000 PPL Capital Funding Inc 7 .251 03/30/67 898,422
190,000 Public Service Electric and Gas Co 5 .200 03/01/34 189,238
690,000 Public Service Enterprise Group Inc 5 .850 11/15/27 709,793
760,000 (c) RWE Finance US LLC 5 .875 04/16/34 762,325
GBP 1,075,000 (a) SSE PLC, Reg S 3 .740 N/A 1,316,964
275,000 (c) Superior Plus LP / Superior General Partner Inc 4 .500 03/15/29 250,032
1,435,000 (c) TerraForm Power Operating LLC 4 .750 01/15/30 1,326,461
1,115,000 Wisconsin Power and Light Co 5 .375 03/30/34 1,110,231
TOTAL UTILITIES 23,788,897
TOTAL CORPORATE BONDS
(Cost $115,009,368) 115,434,400
SHARES DESCRIPTION VALUE
INVESTMENT COMPANIES - 0.9% (0.6% of Total Investments) –
1,280,345 Foresight Environmental Infrastructure Ltd 1,163,679
268,487 Greencoat UK Wind PLC/Funds 429,224
311,162 Renewables Infrastructure Group Ltd/The 333,682
776,716 Sdcl Energy Efficiency Income Trust PLC 529,942
630,610 Sequoia Economic Infrastructure Income Fund Ltd 622,215
148,757 Starwood European Real Estate Finance Ltd 170,958
TOTAL INVESTMENT COMPANIES
(Cost $4,330,681) 3,249,700
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES - 0.2% (0.1% of Total Investments) –
310,000 (b),(c) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 2.829%), 2019 MILE
7 .227 07/15/36 235,356
525,000 (b),(c) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 4.329%), 2019 MILE
8 .727 07/15/36 341,420
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $835,000) 576,776

Portfolio of Investments December 31, 2024
(continued)
JRI

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
127932978
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 35 .4% ( 23 .7 % of Total
Investments) 127932978
DATA CENTER REITS - 0.5%
55,763 Digital Realty Trust Inc $ 1,306,527
283,318 Keppel DC REIT 451,675
TOTAL DATA CENTER REITS 1,758,202
DIVERSIFIED REITS - 4.2%
91,207 Armada Hoffler Properties Inc 933,048
471,728 British Land Co PLC/The 2,126,472
110,590 Broadstone Net Lease Inc 1,753,957
118,226 Charter Hall Long Wale REIT 272,712
102,362 GPT Group/The 275,751
24,188 ICADE 577,238
1,939 KDX Realty Investment Corp 1,840,766
1,152,610 LondonMetric Property PLC 2,599,734
42,923 Sila Realty Trust Inc 1,043,887
6,111 Star Asia Investment Corp 2,001,154
303,285 Stockland 899,558
819 United Urban Investment Corp 731,673
TOTAL DIVERSIFIED REITS 15,055,950
HEALTH CARE REITS - 4.9%
2,380 Alexandria Real Estate Equities Inc 232,169
37,515 American Healthcare REIT Inc 1,066,176
3,684,126 Assura PLC 1,757,347
11,832 CareTrust REIT Inc 320,056
62,816 Community Healthcare Trust Inc 1,206,695
71,540 Healthcare Realty Trust Inc 1,212,603
233,769 Healthpeak Properties Inc 4,738,498
111,252 Omega Healthcare Investors Inc 4,210,888
421,654 Parkway Life Real Estate Investment Trust 1,157,992
106,390 Sabra Health Care REIT Inc 1,842,675
TOTAL HEALTH CARE REITS 17,745,099
HOTEL & RESORT REITS - 1.6%
204,398 Apple Hospitality REIT Inc 3,137,509
54,815 Host Hotels & Resorts Inc 960,359
2,433 Invincible Investment Corp 1,019,629
4,683 Ryman Hospitality Properties Inc 488,624
TOTAL HOTEL & RESORT REITS 5,606,121
INDUSTRIAL REITS - 4.6%
8,288 ARGAN SA 519,400
612,069 Centuria Industrial REIT 1,065,410
793,369 Frasers Logistics & Commercial Trust 510,135
1,260 LaSalle Logiport REIT 1,137,770
304,104 LXP Industrial Trust 2,469,325
557,731 Mapletree Industrial Trust 901,671
1,714,645 Mapletree Logistics Trust 1,592,600
7,952 Montea NV 520,943
332,038 Nexus Industrial REIT 1,776,321
1,703 Plymouth Industrial REIT Inc 30,313
20,265 Rexford Industrial Realty Inc 783,445
51,649 STAG Industrial Inc 1,746,769
505,516 Tritax Big Box REIT PLC 839,799
585,626 Urban Logistics REIT PLC 750,741
95,046 Warehouses De Pauw CVA 1,868,435
TOTAL INDUSTRIAL REITS 16,513,077
MORTGAGE REITS - 0.9%
43,414 Apollo Commercial Real Estate Finance Inc 375,965
49,210 Blackstone Mortgage Trust Inc, Class A 856,746
110,791 Starwood Property Trust Inc 2,099,490
TOTAL MORTGAGE REITS 3,332,201

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
MULTI-FAMILY RESIDENTIAL REITS - 2.0%
3,529 Daiwa Securities Living Investments Corp $ 1,997,161
45,499 Elme Communities 694,770
14,677 Equity Residential 1,053,222
1,768,627 (d),(e) Home Reit PLC 2,214
2,571 Mid-America Apartment Communities Inc 397,399
52,536 UDR Inc 2,280,588
72,751 UNITE Group PLC/The 736,117
TOTAL MULTI-FAMILY RESIDENTIAL REITS 7,161,471
OFFICE REITS - 1.9%
10,091 BXP Inc 750,367
15,379 Cousins Properties Inc 471,213
19,044 Gecina SA 1,784,139
39,043 Highwoods Properties Inc 1,193,935
38,455 Kilroy Realty Corp 1,555,505
79,187 Postal Realty Trust Inc, Class A 1,033,390
TOTAL OFFICE REITS 6,788,549
OTHER SPECIALIZED REITS - 3.0%
74,601 Four Corners Property Trust Inc 2,024,671
132,990 Gaming and Leisure Properties Inc 6,404,798
14,424 Lamar Advertising Co, Class A 1,755,978
24,690 VICI Properties Inc 721,195
TOTAL OTHER SPECIALIZED REITS 10,906,642
REAL ESTATE OPERATING COMPANIES - 0.5%
1,934,315 Sirius Real Estate Ltd 1,897,834
TOTAL REAL ESTATE OPERATING COMPANIES 1,897,834
RETAIL REITS - 10.1%
612,924 CapitaLand Integrated Commercial Trust 864,352
655,987 Charter Hall Retail REIT 1,276,180
177,860 Choice Properties Real Estate Investment Trust 1,651,835
116,727 Crombie Real Estate Investment Trust 1,072,708
154,489 CT Real Estate Investment Trust 1,535,808
264 Federal Realty Investment Trust 29,555
682,424 Fortune Real Estate Investment Trust 350,162
1,549,590 Frasers Centrepoint Trust 2,391,055
373,748 Hammerson PLC 1,308,234
713 Japan Metropolitan Fund Invest 409,066
53,119 Kimco Realty Corp 1,244,578
375,163 Link REIT 1,577,752
103,738 NETSTREIT Corp 1,467,893
32,963 NNN REIT Inc 1,346,538
116,047 Primaris Real Estate Investment Trust 1,248,911
111,670 Realty Income Corp 5,964,295
49,806 RioCan Real Estate Investment Trust 633,381
535,399 Scentre Group 1,133,359
38,371 Simon Property Group Inc 6,607,870
1,776,641 Vicinity Ltd 2,302,579
877,291 Waypoint REIT Ltd 1,262,043
68,435 Wereldhave NV 976,099
TOTAL RETAIL REITS 36,654,253
SELF-STORAGE REITS - 0.8%
62,490 CubeSmart 2,677,696
65 Extra Space Storage Inc 9,724
30,290 Safestore Holdings PLC 243,721
TOTAL SELF-STORAGE REITS 2,931,141
SINGLE-FAMILY RESIDENTIAL REITS - 0.3%
44,326 American Homes 4 Rent 1,082,441
TOTAL SINGLE-FAMILY RESIDENTIAL REITS 1,082,441

Portfolio of Investments December 31, 2024
(continued)
JRI

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
SHARES DESCRIPTION VALUE
TELECOM TOWER REITS - 0.1%
5,509 Crown Castle Inc $ 499,997
TOTAL TELECOM TOWER REITS 499,997
TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS
(Cost $132,943,723) 127,932,978
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
13444883 VARIABLE RATE SENIOR LOAN INTERESTS - 3 .7% ( 2 .5 % of Total Investments) 13444883
COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
$ 1,496,250 (b) GFL Environmental Inc., Term Loan B, (TSFR3M + 2.000%) 6 .610% 06/27/31 1,500,926
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 1,500,926
CONSUMER SERVICES - 0.6%
1,362,885 (b),(f) Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%) 6 .607 02/06/30 1,365,720
825,930 (b) Light and Wonder International, Inc., Term Loan B2, (TSFR1M +
2.250%)
6 .632 04/16/29 830,357
TOTAL CONSUMER SERVICES 2,196,077
MEDIA & ENTERTAINMENT - 0.7%
1,500,000 (b),(f) Charter Communications Operating, LLC, Term Loan B5,
(TSFR1M + 2.250%)
6 .781 11/22/31 1,498,538
1,000,000 (b),(g) UPC Financing Partnership, Term Loan AX, (TBD) TBD TBD 1,006,475
TOTAL MEDIA & ENTERTAINMENT 2,505,013
TELECOMMUNICATION SERVICES - 0.5%
1,000,000 (b) Virgin Media Bristol LLC, Term Loan N, (TSFR1M + 2.500%) 7 .012 01/31/28 994,685
1,000,000 (b) Ziggo Financing Partnership, Term Loan I, (TSFR1M + 2.500%) 7 .012 04/28/28 997,065
TOTAL TELECOMMUNICATION SERVICES 1,991,750
TRANSPORTATION - 0.5%
1,662,500 (b) Genesee & Wyoming Inc. (New), Term Loan B, (TSFR3M +
1.750%)
6 .079 04/10/31 1,661,461
TOTAL TRANSPORTATION 1,661,461
UTILITIES - 1.0%
598,493 (b) Calpine Corporation, Term Loan B10, (TSFR1M + 1.750%) 6 .107 01/31/31 597,439
1,496,231 (b) NRG Energy, Inc., Term Loan, (TSFR3M + 1.750%) 6 .355 04/16/31 1,499,792
1,485,000 (b) Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M +
2.500%)
6 .849 12/11/31 1,492,425
TOTAL UTILITIES 3,589,656
TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
(Cost $13,446,155) 13,444,883
TOTAL LONG-TERM INVESTMENTS
(Cost $525,628,256) 528,777,669
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  3.4%(2.3% of Total Investments)
12,425,000 REPURCHASE AGREEMENTS - 3 .4% ( 2 .3 % of Total Investments) 12,425,000
12,425,000 (h) Fixed Income Clearing Corporation 4 .430 01/02/25 12,425,000
TOTAL REPURCHASE AGREEMENTS
(Cost $12,425,000) 12,425,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,425,000) 12,425,000
TOTAL INVESTMENTS - 149 .7%
(Cost $ 538,053,256 ) 541,202,669
BORROWINGS - (49.5)% (i),(j) (178,945,000)
OTHER ASSETS & LIABILITIES, NET -   (0.2)% (760,096)
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 361,497,573
ADR American Depositary Receipt
CAD Canadian Dollar
EUR Euro
GBP Pound Sterling

See Notes to Financial Statements
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
REIT Real Estate Investment Trust
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month
(a) Perpetual security. Maturity date is not applicable.
(b) Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $80,806,747 or 14.9% of Total Investments.
(d) For fair value measurement disclosure purposes, investment classified as Level 3.
(e) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(f) Portion of investment purchased on a delayed delivery basis.
(g) When-issued or delayed delivery security.
(h) Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $12,428,058 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 3.250% and maturity date 5/15/42, valued at $12,673,527.
(i) Borrowings as a percentage of Total Investments is 33.1%.
(j) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $325,258,551 have been pledged as collateral for borrowings.
Futures Contracts - Short
Description
Number of
Contracts
Expiration
Date
Notional
Amount Value
Unrealized
Appreciation
(Depreciation)
U.S. Treasury Long Bond (18) 3/25 $ (2,118,900) $ (2,049,187) $ 69,713
U.S. Treasury Ultra 10-Year Note (64) 3/25 (7,291,106) (7,124,000) 167,106
U.S. Treasury Ultra Bond (18) 3/25 (2,245,474) (2,140,313) 105,161
Total $(11,655,480) $(11,313,500) $341,980
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (a)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley $ 112,400,000 Receive SOFR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 1,577,197 $ 1,577,197
SOFR
Secured Overnight Financing Rate
(a) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Portfolio of Investments December 31, 2024
JRS
See Notes to Financial Statements
SHARES DESCRIPTION RATE VALUE
LONG-TERM INVESTMENTS - 140.9% (97.3% of Total Investments)
1,815,934 $25 PAR (OR SIMILAR) RETAIL PREFERRED - 0 .7% ( 0 .5 % of Total Investments) 1,815,934
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
30,155 Kimco Realty Corp 7 .250% $ 1,815,934
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 1,815,934
TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED
(Cost $1,495,537) 1,815,934
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
4,210,452 CORPORATE BONDS - 1 .6% ( 1 .1 % of Total Investments) 4,210,452
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.6%
$ 4,500,000 Healthpeak OP LLC 3 .500 07/15/29 4,210,452
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 4,210,452
TOTAL CORPORATE BONDS
(Cost $4,249,895) 4,210,452
SHARES DESCRIPTION VALUE
262218483
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 100 .4% ( 69 .3 % of Total
Investments) 262218483
DATA CENTER REITS - 13.0%
110,079 Digital Realty Trust Inc 19,520,309
15,300 Equinix Inc 14,426,217
TOTAL DATA CENTER REITS 33,946,526
HEALTH CARE REITS - 15.1%
62,289 Alexandria Real Estate Equities Inc 6,076,292
367,943 Healthpeak Properties Inc 7,458,205
263,415 Ventas Inc 15,512,509
83,281 Welltower Inc 10,495,904
TOTAL HEALTH CARE REITS 39,542,910
HOTEL & RESORT REITS - 3.0%
292,071 Host Hotels & Resorts Inc 5,117,084
91,020 Sunstone Hotel Investors Inc 1,077,677
106,592 Xenia Hotels & Resorts Inc 1,583,957
TOTAL HOTEL & RESORT REITS 7,778,718
INDUSTRIAL REITS - 12.1%
153,655 First Industrial Realty Trust Inc 7,702,725
213,866 Prologis Inc 22,605,636
34,055 Rexford Industrial Realty Inc 1,316,567
TOTAL INDUSTRIAL REITS 31,624,928
MULTI-FAMILY RESIDENTIAL REITS - 14.8%
34,067 AvalonBay Communities Inc 7,493,718
105,274 Camden Property Trust 12,215,995
100,354 Equity Residential 7,201,403
17,105 Essex Property Trust Inc 4,882,451
21,410 Mid-America Apartment Communities Inc 3,309,344
81,810 UDR Inc 3,551,372
TOTAL MULTI-FAMILY RESIDENTIAL REITS 38,654,283
OFFICE REITS - 7.4%
68,390 BXP Inc 5,085,480
95,660 Cousins Properties Inc 2,931,022
109,155 Douglas Emmett Inc 2,025,917
33,685 JBG SMITH Properties 517,739
129,575 Kilroy Realty Corp 5,241,309
51,745 SL Green Realty Corp 3,514,520
TOTAL OFFICE REITS 19,315,987
OTHER SPECIALIZED REITS - 1.5%
132,935 VICI Properties Inc 3,883,032
TOTAL OTHER SPECIALIZED REITS 3,883,032

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
RETAIL REITS - 18.0%
106,880 Acadia Realty Trust $ 2,582,221
101,821 Curbline Properties Corp 2,364,284
85,935 Federal Realty Investment Trust 9,620,423
182,495 Kimco Realty Corp 4,275,858
353,256 Kite Realty Group Trust 8,916,181
175,889 Macerich Co/The 3,503,709
86,664 Simon Property Group Inc 14,924,407
50,913 SITE Centers Corp 778,460
TOTAL RETAIL REITS 46,965,543
SELF-STORAGE REITS - 8.0%
165,082 CubeSmart 7,073,764
35,915 Extra Space Storage Inc 5,372,884
28,015 Public Storage 8,388,811
TOTAL SELF-STORAGE REITS 20,835,459
SINGLE-FAMILY RESIDENTIAL REITS - 5.7%
159,597 American Homes 4 Rent, Class A 5,972,120
105,635 Invitation Homes Inc 3,377,151
46,325 Sun Communities Inc 5,696,585
TOTAL SINGLE-FAMILY RESIDENTIAL REITS 15,045,856
TELECOM TOWER REITS - 1.8%
22,695 SBA Communications Corp 4,625,241
TOTAL TELECOM TOWER REITS 4,625,241
TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS
(Cost $190,169,767) 262,218,483
SHARES DESCRIPTION RATE VALUE
99725245
REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 38 .2% ( 26 .4 % of Total
Investments) 99725245
DATA CENTER REITS - 3.4%
194,920 Digital Realty Trust Inc 5 .200% 4,134,253
96,245 Digital Realty Trust Inc 5 .850 2,255,020
105,960 Digital Realty Trust Inc 5 .250 2,378,802
TOTAL DATA CENTER REITS 8,768,075
DIVERSIFIED REITS - 1.3%
34,560 Armada Hoffler Properties Inc 6 .750 792,115
10,000 CTO Realty Growth Inc 6 .375 231,100
44,840 DigitalBridge Group Inc 7 .125 1,113,377
52,815 DigitalBridge Group Inc 7 .150 1,296,609
TOTAL DIVERSIFIED REITS 3,433,201
HOTEL & RESORT REITS - 4.9%
90,130 Chatham Lodging Trust 6 .625 2,041,444
134,915 DiamondRock Hospitality Co 8 .250 3,460,570
21,740 Pebblebrook Hotel Trust 6 .300 442,409
151,610 Pebblebrook Hotel Trust 6 .375 2,994,297
88,100 Pebblebrook Hotel Trust 5 .700 1,629,850
41,335 Sunstone Hotel Investors Inc 6 .125 925,491
64,310 Sunstone Hotel Investors Inc 5 .700 1,385,881
TOTAL HOTEL & RESORT REITS 12,879,942
INDUSTRIAL REITS - 2.8%
59,877 Prologis Inc 8 .540 3,369,251
23,316 Rexford Industrial Realty Inc 5 .875 544,429
158,030 Rexford Industrial Realty Inc 5 .625 3,489,302
TOTAL INDUSTRIAL REITS 7,402,982
MULTI-FAMILY RESIDENTIAL REITS - 0.8%
35,658 Mid-America Apartment Communities Inc 8 .500 2,007,902
TOTAL MULTI-FAMILY RESIDENTIAL REITS 2,007,902
OFFICE REITS - 11.3%
12,713 Highwoods Properties Inc 8 .625 13,101,636
144,320 SL Green Realty Corp 6 .500 3,418,941
176,330 Vornado Realty Trust 4 .450 2,786,014

Portfolio of Investments December 31, 2024
(continued)
JRS

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
SHARES DESCRIPTION RATE VALUE
OFFICE REITS (continued)
226,090 Vornado Realty Trust 5 .250% $ 4,062,837
222,827 Vornado Realty Trust 5 .250 3,828,168
126,524 Vornado Realty Trust 5 .400 2,216,701
TOTAL OFFICE REITS 29,414,297
OTHER SPECIALIZED REITS - 0.1%
12,465 EPR Properties 5 .750 246,184
TOTAL OTHER SPECIALIZED REITS 246,184
RETAIL REITS - 6.6%
123,025 Agree Realty Corp 4 .250 2,253,818
144,110 Federal Realty Investment Trust 5 .000 3,099,806
156,704 Kimco Realty Corp 5 .250 3,301,753
126,039 Kimco Realty Corp 5 .125 2,597,664
51,590 Regency Centers Corp 5 .875 1,159,227
60,045 Regency Centers Corp 6 .250 1,370,227
130,415 Saul Centers Inc 6 .000 2,818,268
19,725 Saul Centers Inc 6 .125 421,314
5,494 Simon Property Group Inc 8 .375 319,916
TOTAL RETAIL REITS 17,341,993
SELF-STORAGE REITS - 5.4%
74,661 National Storage Affiliates Trust 6 .000 1,593,266
72,365 Public Storage 4 .000 1,222,245
88,555 Public Storage 4 .625 1,718,853
79,910 Public Storage 4 .875 1,682,105
227,370 Public Storage 5 .600 5,286,352
112,599 Public Storage 5 .050 2,440,020
TOTAL SELF-STORAGE REITS 13,942,841
SINGLE-FAMILY RESIDENTIAL REITS - 1.6%
102,970 American Homes 4 Rent 6 .250 2,514,527
63,105 American Homes 4 Rent 5 .875 1,495,589
12,175 UMH Properties Inc 6 .375 277,712
TOTAL SINGLE-FAMILY RESIDENTIAL REITS 4,287,828
TOTAL REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS
(Cost $113,803,556) 99,725,245
TOTAL LONG-TERM INVESTMENTS
(Cost $309,718,755) 367,970,114
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  3.9%(2.7% of Total Investments)
10,300,000 REPURCHASE AGREEMENTS - 3 .9% ( 2 .7 % of Total Investments) 10,300,000
$ 10,300,000 (a) Fixed Income Clearing Corporation 4 .430 01/02/25 10,300,000
TOTAL REPURCHASE AGREEMENTS
(Cost $10,300,000) 10,300,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,300,000) 10,300,000
TOTAL INVESTMENTS - 144 .8%
(Cost $ 320,018,755 ) 378,270,114
BORROWINGS - (43.0)% (b),(c) (112,400,000)
OTHER ASSETS & LIABILITIES, NET -   (1.8)% (4,665,227)
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 261,204,887
(a) Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $10,302,535 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 1.750% and maturity date 8/15/41, valued at $10,506,078.
(b) Borrowings as a percentage of Total Investments is 29.7%.
(c) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $213,456,214 have been pledged as collateral for borrowings.

See Notes to Financial Statements
Investments in Derivatives
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (a)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley $ 72,400,000 Receive SOFR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 1,015,917 $ 1,015,917
SOFR
Secured Overnight Financing Rate
(a) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Statement of Assets and Liabilities
See Notes to Financial Statements

December 31, 2024 NMAI JRI JRS
ASSETS
Long-term investments, at value
†
$ 618,762,028 $ 528,777,669 $ 367,970,114
Short-term investments, at value
◊
25,875,000 12,425,000 10,300,000
Cash denominated in foreign currencies
^
43,938 2,126,298 –
Unrealized appreciation on forward foreign currency contracts 60,377 – –
Unrealized appreciation on interest rate swaps contracts – 1,577,197 1,015,917
Receivables:
Dividends 414,586 1,242,914 1,512,751
Interest 2,899,439 3,359,846 73,892
Investments sold 1,385,267 167,825 –
Reclaims 701,485 129,282 –
Reimbursement from Adviser 16,943 127,379 –
Variation margin on futures contracts – 28,375 –
Other 83,816 28,818 40,931
Total assets 650,242,879 549,990,603 380,913,605
LIABILITIES
Cash overdraft 12,728,005 4,077,518 4,417,127
Cash collateral due to broker for investments in swaps
(1)
– 1,225,766 1,067,199
Borrowings 122,336,000 178,945,000 112,400,000
Reverse repurchase agreements, including accrued interest 68,207,746 – –
Written options, at value
#
20,325 – –
Unrealized depreciation on forward foreign currency contracts 1,884 – –
Payables:
Management fees 452,811 443,987 278,686
Interest 475,189 841,340 528,900
Investments purchased - regular settlement 93,515 230,141 888,933
Investments purchased - when-issued/delayed-delivery settlement 5,165,433 2,501,265 –
Unfunded senior loans 39,258 – –
Accrued expenses:
Custodian fees 235,961 139,012 24,796
Investor relations 30,636 7,309 21,947
Trustees fees 80,506 30,000 43,737
Professional fees 20,254 5,152 5,260
Shareholder reporting expenses 42,393 45,176 31,316
Shareholder servicing agent fees 105 1,364 817
Total liabilities 209,930,021 188,493,030 119,708,718
Net assets applicable to common shares $ 440,312,858 $ 361,497,573 $ 261,204,887
Common shares outstanding 33,425,645 27,416,679 28,892,471
Net asset value ("NAV") per common share outstanding $ 13 .17 $ 13 .19 $ 9 .04
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 334,256 $ 274,167 $ 288,925
Paid-in capital 421,287,101 555,068,795 218,858,449
Total distributable earnings (loss) 18,691,501 (193,845,389) 42,057,513
Net assets applicable to common shares $ 440,312,858 $ 361,497,573 $ 261,204,887
Authorized shares:
Common Unlimited Unlimited Unlimited
Preferred Unlimited Unlimited Unlimited
†
Long-term investments, cost $ 569,129,822 $ 525,628,256 $ 309,718,755
◊
Short-term investments, cost 25,875,000 12,425,000 10,300,000
#
Written options, premiums received $ 136,239 $ – $ –
^
Cash denominated in foreign currencies, cost $ 53,150 $ 2,167,993 $ –
(1) Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the
Portfolio of Investments.

Statement of Operations
See Notes to Financial Statements

Year Ended December 31, 2024 NMAI JRI JRS
INVESTMENT INCOME
Affiliated income $ 61,994 $ 427,364 $ —
Dividends 9,513,898 18,127,299 11,019,677
Interest 19,247,694 12,674,013 541,801
Rehypothecation income 33,598 — —
Tax withheld (402,635) (953,707) —
Total investment income 28,454,549 30,274,969 11,561,478
EXPENSES
– – –
Management fees 5,361,554 5,069,213 3,077,495
Shareholder servicing agent fees 1,699 9,441 4,061
Interest expense 9,500,802 9,240,046 5,844,023
Trustees fees 22,190 19,562 13,240
Custodian expenses 466,969 222,025 43,833
Investor relations expenses 8,986 150,717 9,874
Professional fees 273,704 141,050 70,598
Shareholder reporting expenses 470,163 515,070 51,558
Stock exchange listing fees 10,582 8,680 9,147
Other 48,277 41,369 17,596
Total expenses 16,164,926 15,417,173 9,141,425
Net investment income (loss) 12,289,623 14,857,796 2,420,053
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments 4,190,902 7,576,271 6,609,803
Futures contracts — 30,084 —
Written options (1,919,897) — —
Swap contracts — 3,862,964 2,486,987
Foreign currency transactions (131,025) (444,237) (105,340)
Net realized gain (loss) 2,139,980 11,025,082 8,991,450
Change in unrealized appreciation (depreciation) on:
Investments 21,070,326 474,591 15,452,946
Forward foreign currency contracts 87,482 — —
Futures contracts — 1,640,650 —
Written options 220,565 — —
Swap contracts — (2,422,344) (1,560,301)
Foreign currency translations (32,903) (68,160) —
Net change in unrealized appreciation (depreciation) 21,345,470 (375,263) 13,892,645
Net realized and unrealized gain (loss) 23,485,450 10,649,819 22,884,095
Net increase (decrease) in net assets applicable to common shares from operations $ 35,775,073 $ 25,507,615 $ 25,304,148

Statement of Changes in Net Assets
See Notes to Financial Statements

NMAI JRI
Year Ended
12/31/24
Year Ended
12/31/23
Year Ended
12/31/24
Year Ended
12/31/23
OPERATIONS
Net investment income (loss) $ 12,289,623 $ 12,963,860 $ 14,857,796 $ 15,151,992
Net realized gain (loss) 2,139,980 (20,581,308) 11,025,082 (16,481,183)
Net change in unrealized appreciation (depreciation) 21,345,470 62,487,737 (375,263) 34,130,561
Net increase (decrease) in net assets applicable to common shares from operations 35,775,073 54,870,289 25,507,615 32,801,370
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (12,673,637) (20,649,058) (18,052,526) (18,037,353)
Return of Capital (42,562,242) (22,804,280) (21,276,701) (11,483,011)
Total distributions (55,235,879) (43,453,338) (39,329,227) (29,520,364)
CAPITAL SHARE TRANSACTIONS
Common shares:
Cost of shares repurchased and retired – – – (413,224)
Net increase (decrease) applicable to common shares from capital share transactions — — — (413,224)
Net increase (decrease) in net assets applicable to common shares (19,460,806) 11,416,951 (13,821,612) 2,867,782
Net assets applicable to common shares at the beginning of the period 459,773,664 448,356,713 375,319,185 372,451,403
Net assets applicable to common shares at the end of the
period $ 440,312,858 $ 459,773,664 $ 361,497,573 $ 375,319,185

See Notes to Financial Statements

JRS
Year Ended
12/31/24
Year Ended
12/31/23
OPERATIONS
Net investment income (loss) $ 2,420,053 $ 4,483,378
Net realized gain (loss) 8,991,450 (368,112)
Net change in unrealized appreciation (depreciation) 13,892,645 36,582,147
Net increase (decrease) in net assets applicable to common shares from operations 25,304,148 40,697,413
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (7,022,713) (6,688,820)
Return of Capital (12,624,167) (12,958,060)
Total distributions (19,646,880) (19,646,880)
Net increase (decrease) in net assets applicable to common shares 5,657,268 21,050,533
Net assets applicable to common shares at the beginning of the period 255,547,619 234,497,086
Net assets applicable to common shares at the end of the period $ 261,204,887 $ 255,547,619

Statement of Cash Flows
See Notes to Financial Statements

Year Ended December 31, 2024
NMAI JRI JRS
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 35,775,073 $ 25,507,615 $ 25,304,148
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (251,886,659) (428,716,611) (128,329,541)
Proceeds from sale and maturities of investments 268,790,189 411,953,362 108,628,450
Proceeds from (Purchase of) short-term investments, net (2,475,000) 7,525,000 10,825,000
Proceeds from (Purchase of) closed foreign currency spot transactions (24,194) (303,003) (105,340)
Proceeds from litigation settlement 14,726 27,925 —
Capital gains and return of capital distributions from investments 287,361 1,195,295 4,978,859
Amortization (Accretion) of premiums and discounts, net (491,948) (181,227) (285)
(Increase) Decrease in:
Receivable for dividends 79,670 38,957 418,263
Receivable for interest 758,888 (269,008) 19,185
Receivable for reclaims 28,998 23,504 —
Receivable for investments sold 182,647 (51,365) —
Receivable for reimbursement from Adviser 5,712 (41,136) —
Receivable for variation margin on futures contracts — 844 —
Other assets 157,032 13,205 89,425
Increase (Decrease) in:
Payable for interest (530,837) 53,948 88,556
Payable for investments purchased - regular settlement 80,733 36,045 888,933
Payable for investments purchased - when-issued/delayed-delivery settlement 1,359,906 2,501,265 —
Payable for unfunded senior loans 26,377 — —
Payable for management fees 2,512 21,570 28,002
Accrued custodian fees 50,196 (45,309) (4,758)
Accrued investor relations fees (57,923) 6,386 (39,616)
Accrued Trustees fees (149,015) (14,428) (89,662)
Accrued professional fees 16,436 (1,026) 340
Accrued shareholder reporting expenses (21,626) 715 (2,795)
Accrued shareholder servicing agent fees (41) (972) 689
Accrued other expenses (669) (388) —
Net realized (gain) loss from investments (4,190,902) (7,576,271) (6,609,803)
Net realized (gain) loss from foreign currency transactions 131,025 444,237 105,340
Net realized (gain) loss from written options 1,919,897 — —
Net realized (gain) loss from paydowns (258,318) — —
Net change in unrealized (appreciation) depreciation of investments (21,070,326) (474,591) (15,452,946)
Net change in unrealized (appreciation) depreciation of forward foreign currency (87,482) — —
Net change in unrealized (appreciation) depreciation of swap contracts — 2,422,344 1,560,301
Net change in unrealized (appreciation) depreciation of written options (220,565) — —
Net change in unrealized (appreciation) depreciation on foreign currency translations 32,903 68,160 —
Net cash provided by (used in) operating activities 28,234,776 14,165,042 2,300,745
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 63,720,000 27,250,000 18,000,000
(Repayments) of borrowings (26,800,000) — —
Proceeds from reverse repurchase agreements 68,016,160 — —
(Repayments of) reverse repurchase agreements (78,516,160) — —
Increase (Decrease) in:
Cash overdraft 609,991 2,032,911 318,135
Cash collateral due to broker — 1,225,766 1,067,199
Cash collateral due to broker for investments in futures contracts — (3,462,780) (2,039,199)
Cash distributions paid to common shareholders (55,235,879) (39,329,227) (19,646,880)
Net cash provided by (used in) financing activities (28,205,888) (12,283,330) (2,300,745)
Net increase (decrease) in Cash and cash denominated in foreign currencies 28,888 1,881,712 –
Cash and cash denominated in foreign currencies at the beginning of period 15,050 244,586 —
Cash and cash denominated in foreign currencies at the end of period $ 43,938 $ 2,126,298 $ —

See Notes to Financial Statements

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION NMAI JRI JRS
Cash paid for interest
$ 10,002,064 $ 9,195,736 $ 5,750,283

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)
(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Discount
Per
Share
Repurchased
and Retired
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
NMAI
12/31/24 $ 13.76 $ 0.37 $ 0.69 $ 1.06 $ (0.38) $ — $ (1.27) $ (1.65) $ — $ 13.17 $ 12.04
12/31/23 13.41 0.39 1.26 1.65 (0.62) — (0.68) (1.30) — 13.76 12.30
12/31/22 20.03 0.47 (4.86) (4.39) (1.40) (0.83) — (2.23) — 13.41 11.49
12/31/21
(e)
20.00 0.07 0.31 0.38 (0.06) (0.29) — (0.35) — 20.03 18.65
JRI
12/31/24 13.69 0.54 0.39 0.93 (0.65) — (0.78) (1.43) — 13.19 12.13
12/31/23 13.57 0.55 0.65 1.20 (0.66) — (0.42) (1.08) —
(g)
13.69 11.72
12/31/22 17.41 0.78 (3.46) (2.68) (0.77) — (0.39) (1.16) — 13.57 11.70
12/31/21 15.84 1.00 1.73 2.73 (1.09) — (0.07) (1.16) — 17.41 16.12
12/31/20 20.04 0.80 (3.78) (2.98) (0.99) — (0.23) (1.22) —
(g)
15.84 13.46
JRS
12/31/24 8.84 0.08 0.80 0.88 (0.24) — (0.44) (0.68) — 9.04 8.63
12/31/23 8.12 0.16 1.24 1.40 (0.23) — (0.45) (0.68) — 8.84 7.82
12/31/22 13.22 0.27 (4.54) (4.27) (0.26) (0.30) (0.27) (0.83) — 8.12 7.56
12/31/21 9.63 0.25 4.10 4.35 (0.20) (0.56) — (0.76) — 13.22 12.82
12/31/20 11.35 0.26 (1.22) (0.96) (0.23) (0.46) (0.07) (0.76) — 9.63 8.44
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
NMAI
JRI
JRS
12/31/24
2.06%
2.48%
2.25%
12/31/23
2.32
2.53
2.31
12/31/22
1.04
1.04
1.01
12/31/21
0.12 (e)(f)
0.34
0.27
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value
(b)
Based
on
Share
Price
(b)
Net
Assets,
End of
Period (000) Expenses
(c)
Net
Investment
Income
(Loss)
(c),(d)
Portfolio
Turnover
Rate
7.85% 11.46% $ 440,313 3.50% 2.66% 41%
12 .87 19.43 459,774 3.68 2.86 46
(21.91) (26.29) 448,357 2.53 2.88 129
1.90 (5.00) 669,611 1.63
(f)
3.35
(f)
66
7.03 16.12 361,498 4.14 3.99 80
9.32 10.02 375,319 4.07 4.15 59
(15.83) (20.83) 372,451 2.63 5.09 71
17.73 29.09 477,911 1.82 5.94 73
(14.15) (19.31) 434,736 2.20 5.26 102
10.28 19.66 261,205 3.52 0.93 31
18.14 13.46 255,548 3.64 1.88 33
(32.94) (35.25) 234,497 2.33 2.58 58
46.38 62.73 381,815 1.54 2.16 92
(7.42) (12.24) 278,287 1.79 2.83 116
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, and/or reverse repurchase agreements
(as described in Notes to Financial Statements), where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(d) Includes voluntary compensation from the Adviser as further described in the Notes to Financial Statements.
(e) For the period November 22, 2021 (commencement of operations) through December 31, 2021.
(f) Annualized.
(g) Value rounded to zero.

Financial Highlights
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
Borrowings
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
NMAI
12/31/24 $ 122,336 $ 4,599
12/31/23 85,416 6,383
12/31/22 175,601 3,553
12/31/21(c) 178,550 4,750
JRI
12/31/24 178,945 3,020
12/31/23 151,695 3,474
12/31/22 166,985 3,230
12/31/21 197,935 3,414
12/31/20 166,035 3,618
JRS
12/31/24 112,400 3,324
12/31/23 94,400 3,707
12/31/22 104,400 3,246
12/31/21 144,000 3,651
12/31/20 110,000 3,530
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b) Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c) For the period November 22, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1. General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen Multi-Asset Income Fund (NMAI)
Nuveen Real Asset Income and Growth Fund (JRI)
Nuveen Real Estate Income Fund (JRS)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NMAI, JRI and JRS were organized as Massachusetts business trusts on April 22, 2021, January 10, 2012 and August 27, 2001,
respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2024, and the period covered by these Notes to Financial
Statements is the fiscal year ended December 31, 2024 (the "current fiscal period").
Investment Adviser and Sub-Adviser:
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolio, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For NMAI, the Adviser has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC
(“TAL”) and Winslow Capital Management LLC (“Winslow”), each of which are affiliates of the Adviser. Pursuant to the Sub-Advisory Agreement
with NAM, NAM is responsible for the Fund’s dynamic asset allocation strategy and for allocating the Fund’s assets among each of the various Sub-
Advisers. NAM, TAL and Winslow under each Sub-Advisory Agreement manages the investment portfolios of the Fund allocated to it. For JRI, the
Adviser has entered into a sub-advisory agreement with NAM under which NAM manages the investment portfolio of JRI. For JRS, the Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages JRS's investment portfolio. The Adviser is responsible for managing the Funds' investments in swap contracts. NAM, TAL, Winslow and
Security Capital are each a "Sub-Adviser".
Developments Regarding the Fund’s Control Share By-Law:
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a
shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District
Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18( i ) of the 1940 Act. Following review of the judgment of the
District Court, on February 22, 2022, the Funds' Board of Trustees (the "Board") amended the Fund’s by-laws to provide that the Funds' Control
Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund's Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.  On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On
February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Notes to Financial Statements
(continued)
NMAI and JRS make quarterly cash distributions, while JRI makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, JRS seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the
Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a non-taxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions for NMAI and regular monthly cash distributions for JRI to holders of its common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular quarterly or monthly distribution and to distribute realized capital gains at least annually. In addition, in any quarterly or monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital.
To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode.
The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year for the previous year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain
(loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.
Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii)
derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with
(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in kind (“PIK”) interest, paydown gains and losses and fee income, if any.
PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.
Rehypothecation income when applicable, is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged , are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financial Statements.
New Accounting Pronouncement:
In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting
(Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in
Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
The officers of the Funds act as the chief operating decision maker (“CODM”). Each Fund represents a single operating segment. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers,

Notes to Financial Statements
(continued)
evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as
Level 1.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
I
NMAI
Level 1 Level 2 Level 3 Total
Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred $ – $ 42,934,116 $ – $ 42,934,116
$25 Par (or similar) Retail Preferred 9,104,052 918,069 – 10,022,121
Asset-Backed Securities – 775,835 215,798 991,633
Common Stocks 129,945,787 79,643,652 1,351 209,590,790
Contingent Capital Securities – 32,620,335 – 32,620,335
Corporate Bonds – 12,675,853 – 12,675,853
Emerging Market Debt and Foreign Corporate Bonds – 40,667,761 468,050 41,135,811
Exchange-Traded Funds 36,479,108 – – 36,479,108
Investment Companies – 173,894 – 173,894
Mortgage-Backed Securities – 78,128,439 – 78,128,439
Options Purchased 188 – – 188
Real Estate Investment Trust Common Stocks 53,998,453 324,716 – 54,323,169
U.S. Government and Agency Obligations – 34,975,664 – 34,975,664
Variable Rate Senior Loan Interests – 64,163,933 97,885 64,261,818
Warrants – 449,089 – 449,089
Short-Term Investments:
Repurchase Agreements – 25,875,000 – 25,875,000
Investments in Derivatives:
Forward Foreign Currency Contracts* – 58,493 – 58,493
Options Written (20,325) – – (20,325)
Total $ 229,507,263 $ 414,384,849 $ 783,084 $ 644,675,196

4. Portfolio Securities
Unfunded Commitments:
Pursuant to the terms of certain of the variable rate senior loan agreements, NMAI and JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, JRI had no value in outstanding unfunded senior loan commitments, whereas NMAI’s outstanding unfunded senior loan commitments were as follows:
Participation Commitments
:
With respect to the senior loans held in NMAI and JRI portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Funds purchases a participation of a senior loan interest, the Funds would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower.
As such, the Funds not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
JRI
Level 1 Level 2 Level 3 Total
Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred $ – $ 72,709,684 $ – $ 72,709,684
$25 Par (or similar) Retail Preferred 61,121,931 – – 61,121,931
Common Stocks 85,403,226 39,725,955 – 125,129,181
Convertible Preferred Securities 9,178,136 – – 9,178,136
Corporate Bonds – 115,434,400 – 115,434,400
Investment Companies 2,293,803 955,897 – 3,249,700
Mortgage-Backed Securities – 576,776 – 576,776
Real Estate Investment Trust Common Stocks 85,420,480 42,510,284 2,214 127,932,978
Variable Rate Senior Loan Interests – 13,444,883 – 13,444,883
Short-Term Investments:
Repurchase Agreements – 12,425,000 – 12,425,000
Investments in Derivatives:
Futures Contracts* 341,980 – – 341,980
Interest Rate Swaps* – 1,577,197 – 1,577,197
Total $ 243,759,556 $ 299,360,076 $ 2,214 $ 543,121,846
JRS
Level 1 Level 2 Level 3 Total
Long-Term Investments:
$25 Par (or similar) Retail Preferred $ 1,815,934 $ – $ – $ 1,815,934
Corporate Bonds – 4,210,452 – 4,210,452
Real Estate Investment Trust Common Stocks 262,218,483 – – 262,218,483
Real Estate Investment Trust Preferred Stocks 99,725,245 – – 99,725,245
Short-Term Investments:
Repurchase Agreements – 10,300,000 – 10,300,000
Investments in Derivatives:
Interest Rate Swaps* – 1,015,917 – 1,015,917
Total $ 363,759,662 $ 15,526,369 $ – $ 379,286,031
* Represents net unrealized appreciation (depreciation).
Fund
Outstanding Unfunded Senior Loan
Commitments
NMAI $ 39,258

Notes to Financial Statements
(continued)
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Futures Contracts:
During the current fiscal period, JRI continued to use interest rate futures to partially hedge the portfolio against movements in interest rates.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-
to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of
Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
Fund Counterparty
Short-term
Investments,
at Value
Collateral
Pledged (From)
Counterparty
NMAI Fixed Income Clearing Corporation $ 25,875,000 $ (26,392,713)
JRI Fixed Income Clearing Corporation 12,425,000 (12,673,527)
JRS Fixed Income Clearing Corporation 10,300,000 (10,506,078)
Fund
Non-U.S.
Government
Purchases
U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
U.S.
Government
Sales
NMAI
$ 228,947,134 $ 22,939,525 $ 234,725,374 $ 34,064,815
JRI
428,716,611 — 411,953,362 —
JRS
128,329,541 — 108,628,450 —
Fund
Average Notional Amount of Futures
Contracts Outstanding
*
JRI $ 21,274,105
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Options Transactions:
The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or "baskets" of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.
When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.
The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, NMAI purchased put and call options as well as wrote call options as part of its overwrite strategy.
During the current fiscal period, NMAI wrote call options on U.S. equity indexes while investing in a portfolio that included U.S. equities to generate additional income and provide downside protection.
The average notional amount of outstanding options purchased during the current fiscal period, was as follows:
The average notional amount of outstanding options written during the current fiscal period, was as follows:
Forward Foreign Currency Contracts:
During the current fiscal period, NMAI used foreign exchange forwards partially hedge its exposure to non-
U.S. dollar denominated positions.
A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.
The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:
The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.
Fund
Average Notional Amount of Purchased
Options Contracts Outstanding
*
NMAI $ 1,138,750
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Average Notional Amount of Written Options
Contracts Outstanding
*
NMAI $ 33,389,000
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Average Notional Amount of Forward
Contracts Outstanding
*
NMAI $ 1,204,250
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements
(continued)
Interest Rate Swap Contracts:
During the current fiscal period, JRI and JRS continued to use interest rate swap contracts to partially hedge its interest cost of leverage, which the Funds employed through the use if bank borrowings.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation)
on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and
the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:
Fund Counterparty
Gross Unrealized
Appreciation on Forward
Foreign Currency
Contracts*
Gross Unrealized
(Depreciation) on
Forward Foreign
Currency Contracts* Net Unrealized
Collateral
Pledged to (from)
Counterparty Net Exposure
NMAI Bank of America, N.A $ - $ (1,884) $ (1,884) $ - $ (1,884)
NMAI Bank of America, N.A $ 60,377 $ $ 60,377 $ - $ 60,377
*  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.
Fund
Average Notional Amount of Interest Rate
Swap Contracts Outstanding
*
JRI $ 112,400,000
JRS 72,400,000
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund Counterparty
Gross Unrealized
Appreciation Interest
Rate Swaps***
Gross Unrealized
(Depreciation) Interest Rate
Swaps***
Net Unrealized
Appreciation(Depreciation)
on Interest Rate Swaps
Collateral
Pledged to (from)
Counterparty Net Exposure
JRI Morgan Stanley Capital Services LLC $ 1,577,197 $ - $ 1,577,197 $ (1,578,935) $ (1,738)
JRS Morgan Stanley Capital Services LLC 1,015,917 -   1,015,917 (1,067,199) (51,282)
***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
Asset Derivatives Liability Derivatives
Derivative Instrument Risk Exposure Location Value Location Value
NMAI
Options Purchased Equity Long-term investments, at
value
$ 188 - $-
Options Written Equity - – Options written, at value $ (20,325)
Forward Foreign Currency
Contracts
Foreign currency
exchange rate
Unrealized appreciation on
forward contracts
60,377 Unrealized depreciation on
forward contracts
(1,884)
1 1 1 1 1 1 1 1
JRI
Futures Contracts Interest rate Unrealized appreciation on
futures contracts
*
341,980 - –
Interest Rate Swaps Interest rate Unrealized appreciation on interest rate swaps contracts
1,577,197 - –
1 1 1 1 1 1 1 1
JRS
Interest Rate Swaps Interest rate Unrealized appreciation on interest rate swaps contracts
1,015,917 - –
1 1 1 1 1 1 1 1
* The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.
Derivative Instrument Risk Exposure
Net Realized Gain
(Loss)
Change in
Unrealized
Appreciation
(Depreciation)
NMAI
Purchased options Equity $ (2,641) $ (272)
Written options Equity (1,919,897) 220,565
Forward contracts Foreign currency exchange rate – 87,482
JRI
Futures contracts Interest rate 30,084 1,640,650
Swap contracts Interest rate 3,862,964 (2,422,344)
JRS
Swap contracts Interest rate 2,486,987 (1,560,301)
* Shown as a component of Realized gain (loss) from Investments on the Statement of Operations.

Notes to Financial Statements
(continued)
6. Fund Shares
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in passive foreign investment companies, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, taxable market discount, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
JRI
Year Ended
12/31/24
Year Ended
12/31/23
Common Shares:
Repurchased and retired — 37,001
Total — 37,001
Weighted average common share:
Price per share repurchased and retired – 11.15
Discount per share repurchased and retired –% (16.36)%
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
NMAI
$ 604,018,899 $ 77,096,815 $ (36,440,518) $ 40,656,297
JRI
542,593,846 30,933,118 (30,405,118) 528,000
JRS
329,282,610 75,164,950 (25,161,530) 50,003,420
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
NMAI
$ — $ — $ 40,625,232 $ (21,933,731) $ — $ — $ 18,691,501
JRI
— — 461,367 (194,041,503) — (265,253) (193,845,389)
JRS
— — 50,003,420 (7,734,446) — (211,461) 42,057,513
12/31/24 12/31/23
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
NMAI
$ 12,673,637 $ — $ 42,562,242 $ 20,649,058 $ — $ 22,804,280
JRI
18,052,526 — 21,276,701 18,037,353 — 11,483,011
JRS
7,022,713 — 12,624,167 6,688,820 — 12,958,060

As of year end, the Funds had capital loss carryforwards, which will not expire:
As of year end, the Funds utilized the following capital loss carryforwards:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the advisor.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
Annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Fund
Short-Term Long-Term Total
NMAI
$ 1,864,901 $ 20,068,830 $ 21,933,731
JRI
56,281,448 137,760,055 194,041,503
JRS
7,734,446 — 7,734,446
Fund
Utilized
NMAI
$ 2,219,467
JRI
6,528,149
JRS
6,706,625
Average Daily Managed Assets*
NMAI
Fund-Level
Fee Rate
JRI
Fund-Level
Fee Rate
JRS
Fund-Level
Fee Rate
For the first $500 million 0.7000% 0.8000% 0.7000%
For the next $500 million 0.6750 0.7750 0.6750
For the next $500 million 0.6500 0.7500 0.6500
For the next $500 million 0.6250 0.7250 0.6250
For managed assets over $2 billion 0.6000 0.7000 0.6000

Notes to Financial Statements
(continued)
For the period January 1, 2024 through April 30, 2024, the annual complex-level fee, payable monthly, for each Fund was calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.
Effective May 1, 2024, the annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual
Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible
Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate,
Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.
E
As of December 31, 2024, the annual complex-level fee for each Fund was as follows:
Other Transactions with Affiliates:
The Funds receive voluntary compensation from the Adviser in amounts that approximate the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized in "Affiliated income" on the Statement of Operations and any amounts due to the Funds at the end of the reporting period is recognized in "Reimbursement from Adviser" on the Statement of Assets and Liabilities.  During the current fiscal period, the values of voluntary compensation were as follows:
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Complex-Level Asset Breakpoint Level* Complex-Level Fee
For the first $124.3 billion 0.1600%
For the next $75.7 billion 0.1350
For the next $200 billion 0.1325
For eligible assets over $400 billion 0.1300
Fund
Complex-Level Fee
NMAI
0.1575%
JRI
0.1575%
JRS
0.1575%

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”)
under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds did not engage in cross-trades pursuant to these procedures.
9. Fund Leverage
Borrowings:
Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each
Fund’s maximum commitment amount under these Borrowings is as follows:
As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:
For NMAI interest is charged on the Borrowings at a rate per annum equal to OBFR (Overnight Bank Funding Rate) plus a spread that is determined by a portion of the underlying collateral pledged to secure the amount borrowed. The Fund is charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount, however this fee was waived during the reporting period.
For JRS interest is charged on these Borrowings at 1-Month Term SOFR plus 0.610% per annum on the amounts borrowed. For JRI interest is charged on these Borrowings at Daily SOFR plus 0.600% per annum on the amounts borrowed.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
Other Borrowings Information for the Funds:
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.
Fund
Amount
NMAI
$ 61,994
JRI
427,364
JRS
—
Fund
Commitment
Amount
NMAI
$ 300,000,000
JRI
200,000,000
JRS
150,000,000
Fund
Outstanding
balance
on Borrowings
NMAI
$ 122,336,000
JRI
178,945,000
JRS
112,400,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
NMAI
366 $ 97,891,847 5.72%
JRI
366 157,822,732 5.84
JRS
366 99,219,672 5.87

Notes to Financial Statements
(continued)
Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.
Rehypothecation :
NMAI has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the
Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3 % of the Fund total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.
The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such
Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the
Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, NMAI had Hypothecated Securities as follows:
NMAI earns Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by NMAI was as follows:
Reverse Repurchase Agreements:
During the current fiscal period, NMAI utilized reverse repurchase agreements as a means of leverage.
Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
NMAI
Hypothecated Securities $131,507,804
NMAI
Rehypothecation Fees $33,598
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
NMAI BNP Paribas SA SOFR+0.26% $ (37,742,160) 12/05/25 $ (37,742,160) $ (37,881,927)
NMAI Royal Bank of Canada 4.80% (30,274,000) 12/31/49 (30,274,000) (30,325,819)
Total $(68,016,160) $(68,016,160) $(68,207,746)
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Weighted
Average
Interest rate
NMAI 366 $ (69,626,701) 5.54%

10. Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
NMAI BNP Paribas SA $ (37,881,927) $ 40,010,092
NMAI RBC Capital Markets, LLC (30,325,819) 34,212,800
Total (68,207,746) 74,222,892
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Shareholder Update
(U
naudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN MULTI-ASSET INCOME FUND (NMAI)
Investment Objective
The Fund’s investment objective is to provide total return through high current income and capital appreciation.
Investment Policies
Under normal circumstances, the Fund will dynamically invest in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework in which any amount can be allocated to an asset-class at any time. The Fund may invest in equity and debt securities of any type. The Fund may use derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities, and may utilize derivatives of any type.
As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a percentage of the market value of the Fund’s equity portfolio. The Fund is not required to allocate its investments among asset classes, issuer jurisdiction, or any other investment parameter in any fixed proportion except as specifically described herein.
The Fund will employ a dynamic asset allocation strategy in seeking to achieve the Fund’s investment objective. Nuveen Asset Management, LLC
(“Nuveen Asset Management”) will implement the Fund’s dynamic multi-asset income strategy by allocating the Fund’s assets among equity and debt investments.
The relative allocations of the Fund’s Managed Assets (as defined below) for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time consistent with the Fund’s investment objective.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the United States
(“U.S.”), non-U.S. developed markets, and emerging markets) without limit.
The Fund may invest in debt securities of any type without limit. The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, and with any maturity or duration. The Fund may invest in debt securities across various geographic regions throughout the world
(including the U.S., non-U.S. developed markets, and emerging markets) without limit.
The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or
“junk” bonds), distressed securities, and in debt securities that are unrated.
The Acquiring Fund may invest in the securities of companies of any market capitalization.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities
(securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933 Act, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may invest in inverse floating rate securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote.
Portfolio Contents
The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S. and emerging markets) without limit. These securities may include, but are not limited to, common stock, preferred stock, securities convertible into common, depositary receipts, stock, master-limited partnership (“MLPs”) and other partnership interests, real estate investment trusts (“REITs”), rights and warrants, or securities or other instruments whose price is linked to (or derived from) the value of common stock.

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Equity securities in which the Fund may invest include MLPs. An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares.
The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities.
Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments.
Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by  non-
U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years), or the SPAC will liquidate.
The Fund may invest in debt securities of any type without limit, including but not limited to debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, municipal securities, domestic and foreign corporate debt obligations, convertible bonds, municipal bonds, structured notes, credit-
linked notes, loan assignments and participations, repurchase agreements, residential and commercial mortgage-backed securities, asset-backed securities, debt obligations of MLPs, and securities issued or guaranteed by certain international organizations such as the World Bank.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates.
The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Fund must correctly assess probable movements in interest rates.
The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, including senior loans and secured and unsecured junior loans, and with any maturity or duration.
The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.
The Fund may invest in foreign securities payable in either U.S. dollars or foreign currencies. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

Shareholder Update
(continued)
The Fund has no geographic limits on where it may invest, and therefore may invest in the securities of corporate and governmental issuers in both developed and emerging markets around the world. The Fund may emphasize foreign securities when the Fund’s applicable sub-adviser expects these investments to outperform U.S. securities. In addition to investing in foreign securities, the Fund may actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.
The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk”
bonds), distressed securities, and in debt securities that are unrated. The Fund may invest in junk bonds and distressed securities when the Fund’s applicable sub-adviser believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
The Fund may invest in distressed securities when the Fund’s applicable sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential.
The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: debt securities issued or guaranteed by governments and governmental agencies or instrumentalities; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions;
or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
The Fund may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S.
Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s applicable sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in corporate debt securities. Corporate debt securities are bonds, senior loans and notes issued by corporations or other business entities.
Corporate debt securities are fully taxable debt obligations that fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and exchange-traded fund (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an
ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
The Fund may invest in the securities of companies of any market capitalization. The Fund will generally seek diversification across markets and industries.
The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the
Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.
The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the
Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).
The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on the Secured Overnight
Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.
The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized statistical rating organization.
The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental
Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.
Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.
The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the
Borrower.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. ABS are created in a process called securitization.
In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-
backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization.
The Fund may invest in mortgage-backed securities (“MBS”). MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Shareholder Update
(continued)
The Fund may invest in residential mortgage-backed securities (“RMBS”). RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other  non-
governmental issuers. CMBS have no governmental guarantee.
The Fund may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather related phenomenon, will reduce the interest payments and, accordingly, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, the Fund will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.
An extension of maturity may increase volatility.
The Fund may invest in Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”). CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities, including, for example, high yield, high-risk bonds, structured finance securities including ABS, mortgage-backed securities and REITs. CLOs are similar to CDOs, but are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade (commonly known as “high yield” or “junk” bonds). The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs and CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO/CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CDO or CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external”
credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement,
CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.
The Fund may invest in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement.
The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.
The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”),
European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United
States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Fund may also invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and
GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
The Fund may invest in inflation protected securities. Inflation protected securities are debt securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
The Fund may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.
The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain  non-
U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded  over-the-
counter.
The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”).
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may hold a portion of its assets in cash or cash equivalents, including foreign cash equivalents or foreign bank deposits.
As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio. The Fund may also buy calls, buy puts, and sell puts as a secondary emphasis of the options strategy.
This may also include certain uncovered options positions. The options may be on indexes, custom baskets of securities and individual securities.
The Fund’s options strategy may include options traded in the over-the-counter (“OTC”) market and exchange-traded options.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to
(in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed,
PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time.
The Fund may use certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, forward contracts, swap contracts (including interest rate, total return and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The credit default swaps in which the Fund may invest include credit default swap indexes and single-name credit default swaps. A credit default swap index is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”).

Shareholder Update
(continued)
Use of Leverage
The Fund may use leverage to seek to achieve its investment objective. The Fund may use leverage to the extent permitted under the 1940 Act.
The Fund may source leverage through a number of methods including borrowings, the issuance of preferred shares, commercial paper or notes, by entering into reverse repurchase agreements, and by investing in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may invest any percentage of its total assets in short-term high quality debt securities. The Fund may not achieve its investment objective during such periods.

NUVEEN REAL ESTATE INCOME FUND (JRS)
Investment Objectives
The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation.
Investment Policies
Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund has a fundamental policy of concentrating its investments in the
United States (“U.S.”) real estate industry and not in any other industry.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), excluding convertible securities.
The Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities. Investment grade quality preferred stocks, convertible preferred stocks and debt securities are those that, at the time of investment, are rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers.
The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.
The Fund will invest at least 25% of its Managed Assets in securities of companies in the financial services sector.
The Fund will not invest more than 10% of its total assets in the securities of any one issuer.
The Fund will not enter into short sales or invest in derivatives, except as described below in connection with the interest rate swap or interest rate cap transactions.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 90% of its total assets in income-producing securities issued by real estate companies, such policy may not be changed without
60 days’ prior written notice to shareholders.
The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund’s investments are concentrated in the U.S. real estate industry. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund may invest in common stocks.  Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities.
Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Shareholder Update
(continued)
The Fund may invest in preferred stocks. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.
The Fund’s may invest in below investment grade preferred stocks, convertible preferred stocks and debt securities. Below investment grade preferred stocks, convertible preferred stocks and debt securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund will invest in securities of companies in the financial services sector. For purposes of identifying companies in the financial services sector, the Fund will use sector and industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification
Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.
The Fund may invest directly or indirectly in foreign securities, including securities denominated in foreign currencies or in multinational currency units. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S.
dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the
Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.
The Fund may also enter into interest rate cap transactions, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives, such as interest rate swaps, that have the economic effect of leverage by creating additional investment exposure.
The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from investment objectives and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)
Investment Objective
The Fund's investment objective is to provide a high level of current income and long-term capital appreciation.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset-related companies located anywhere in the world.
Real asset-related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50%
of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.
The Fund also employs an option strategy focused on securities issued by real asset-related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund’s investments will be concentrated in the infrastructure and real estate sectors.
The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.
The Fund may invest up to 5% of its Managed Assets in senior loans.
The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-United States (“U.S.”) issuers through the direct investment in securities of non-U.S. companies and depository receipts.
The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.
The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.
The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-
traded fund (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset-related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in equity and debt securities issued by real asset-related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.
Debt securities in which the Fund may invest include:  corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-
backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and REITs, exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.
The Fund may invest in common stocks issued by real asset-related companies.  Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor

Shareholder Update
(continued)
perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.
The Fund may invest in the securities of less seasoned companies, which may include start-up companies that have insubstantial operational or earnings history or limited products, markets, financial resources or management depth. These companies may also include emerging companies at the research and development stage with no products or technologies to market or that are approved for marketing.
The Fund may invest in preferred stocks issued by real asset-related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in convertible securities issued by real asset-related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser.
Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S.
or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary
Fund (“IMF”), or an unaffiliated, recognized financial data provider.
The Fund may invest in debt securities issued or guaranteed by real asset-related companies.
The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities
(such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in PIKs. PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the
Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.
The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the
Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).
The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.
The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of
REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.
The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter (“OTC”) market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price)
with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be  marked-to-
market  daily.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Shareholder Update
(continued)
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset-related companies.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to
(in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.
The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-
adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.
In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the Investment Company Act of
1940 Act, as amended (the “1940 Act”). The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing) and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risk NMAI JRS JRI
Portfolio Level Risks
Basis Risk X - -
Below Investment Grade Risk X X X
Call Option Risk X - X
Call Risk X X X
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation ("CLO")
Risk X - -
Common Stock Risk X X X
Contingent Capital Security ("CoCos") Risk X - -
Convertible Securities Risk X X X
Counterparty Risk X X X
Credit Risk X X X
Credit Spread Risk X X X
Debt Securities Risk X X X
Deflation Risk X X X
Depositary Receipts Risk X - -
Derivatives Risk X X X
Dividend-Paying Securities Risk X - X
Distressed or Defaulted Securities Risk X - -
Duration Risk X X X
Emerging Markets Risk X - X
Exchange-Traded Notes ("ETNs") Risk X - X
Extension Risk X - -
Financial Futures and Options Transactions Risk X - X
Financial Services Sector Risk - X -
Floating and Variable Rate Securities Risk X - -
Foreign Currency Risk X X X
Foreign Currency Contracts Risk X - -
Foreign Debt Investment Risk X - -
Frequent Trading Risk X - X
Growth Stock Risk X - -
Hedging Risk X X X
Illiquid and Restricted Investments Risk X X X
Income Risk X X X
Inflation Risk X X X
Infrastructure Related Securities Risk X - X
Interest Rate Risk X X X
Inverse Floating Rate Securities Risk X - -
Large-Cap Company Risk X - X

Shareholder Update
(continued)
Risk NMAI JRS JRI
Portfolio Level Risks
Loan Risk X - -
Master Limited Partnerships ("MLPs") Risk X - X
Mortgage-Backed Securities ("MBS") and Asset-Backed Securities ("ABS") Risk X - -
Mortgage Roll Risk X - -
Municipal Securities Risk X - -
Natural Resource Related Securities Risk - - X
Non-U.S. Securities Risk X X X
Options Strategy Risk X - X
Other Investment Companies Risk X X X
Preferred Securities Risk X X X
Prepayment Risk X - -
Put Options Risk X - -
Real Estate Related Securities Risk X X X
Reinvestment Risk X X X
Rights and Warrants Risk X - X
Senior Loan Risk X - X
Senior Loan Agent Risk X - X
Small and Mid-Cap Company Risk X - X
Sovereign Government and Supranational Debt Risk X - -
Special Risks for Inflation-Indexed Bonds X - -
Swap Transactions Risk X X X
Unrated Securities Risk X X X
U.S. Government Securities Risk X - -
Unseasoned Company Risk - - X
Valuation Risk X X X
Value Stock Risk X - -
When-Issued and Delayed-Delivery Transactions Risk X - X
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk - - X
Zero Coupon or Pay-In-Kind Securities Risk X - X
Fund Level and Other Risks
Allocation Risk X - -
Anti-Takeover Provisions X X X
Borrowing Risk X X X
Cybersecurity Risk X X X
Distribution Risk - - X
Global Economic Risk X X X
Investment and Market Risk X X X
Legislation and Regulatory Risk X X X
Leverage Risk X X X
Market Discount from Net Asset Value X X X
Multi-Manager Risk X - -
Recent Market Conditions X X X
Reverse Repurchase Agreement Risk X X X
Fund Tax Risk X X X

Portfolio Level Risks:
Basis Risk . As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.
Below Investment Grade Risk . Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk
.
The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Call Option Risk
. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value (“NAV”) erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.
In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk . The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the
CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the Investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. --CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.
Common Stock Risk
. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.
Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Contingent Capital Securities (“CoCos”) Risk . A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.
Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the

Shareholder Update
(continued)
dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk . Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and
Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Counterparty Risk . Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Credit Risk . Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-
payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk . Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities.
In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk . Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Deflation Risk . Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Depositary Receipts Risk . Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk . The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Distressed or Defaulted Securities Risk . Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Dividend-Paying Securities Risk . The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.
Duration Risk . Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk . Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets.
The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.
Exchange-Traded Notes (“ETNs”) Risk
. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.
Extension Risk
. Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the

Shareholder Update
(continued)
futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Financial Services Sector Risk . The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:
financial services companies may suffer a setback if regulators change the rules under which they operate;
unstable interest rates can have a disproportionate effect on the financial services sector;
financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;
financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and
financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.
Floating and Variable Rate Securities Risk . Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations.
The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-
income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Foreign Currency Risk . Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the
Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Forward Currency Contracts Risk . Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.
Foreign Debt Investment Risk . Foreign investments, which may include debt securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments;
(9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in the Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.
Frequent Trading Risk . The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.
Growth Stock Risk . The growth stocks in which the Fund may invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may be more expensive relative to their earnings or assets compared to other types of equity securities. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Hedging Risk . The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/
or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the applicable sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do
so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid and Restricted Investments Risk . Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the
1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration.
The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses.
Periods of such market dislocation may occur again at any time.
Income Risk . The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk . Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Infrastructure Related Securities Risk,
General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.
Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.
Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.
Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.
Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts.
Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Shareholder Update
(continued)
Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.
Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.
Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.
Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the
United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United
States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.
Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.
Interest Rate Risk . Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.
Inverse Floating Rate Securities Risk . The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Large-Cap Company Risk . While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk.
To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.
Loan Risk . The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Master Limited Partnerships (“MLPs”) Risk . An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations.
Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors.
Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk . These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. MBS may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Certain types of ABS may result in gains or losses that are typically contingent upon, or formulaically related to, defined trigger events. If a trigger event occurs, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.
Mortgage Roll Risk . The risk that the Fund’s adviser or an applicable sub-adviser will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.
Municipal Securities Risk . The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen. In addition,

Shareholder Update
(continued)
the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Natural Resource Related Securities Risk . During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.
Non-U.S. Securities Risk . Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about
non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise;
and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, to the extent the Fund custodies its assets with non-U.S. banks or securities depositories, and such entity goes bankrupt, the Fund may be limited in its ability to recover such assets.
Options Strategy Risk . The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.
Other Investment Companies Risk . The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Preferred Securities Risk . Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
Prepayment Risk . The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in MBS and other ABS. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of debt securities held by the Fund can result in losses to investors in the Fund.
Put Options Risk . By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Real Estate Related Securities Risk . Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The
Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.
Reinvestment Risk . Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Rights and Warrants Risk . Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.
Senior Loan Risk . Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could, under certain circumstances, include invalidation of senior loans.
Senior Loan Agent Risk . A financial institution’s employment as an agent under a senior loan might be terminated if it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Small and Mid-Cap Company Risk . The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.
Sovereign Government and Supranational Debt Risk . Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to

Shareholder Update
(continued)
depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Special Purpose Acquisition Companies (“SPACs”) Risk
.
Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. If an acquisition that meets the requirements for the SPAC is not completed within the pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. SPACs have no operating history or ongoing business other than seeking acquisitions. The value of a
SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that any SPAC which the Fund invests may will complete an acquisition or that any acquisitions completed by such SPAC will be profitable. Public stockholders of SPACs, such as the Fund, may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a transaction even though a majority of its public stockholders do not support such a business combination. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may lead to an increase in the volatility of their prices following completion of a business combination. An investment in SPACs, which are typically traded in the over-the-counter market, may also have little or no liquidity and may be subject to restrictions on resale.
Special Risks for Inflation-Indexed Bonds . The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (“CPI-U”) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.
Swap Transactions Risk . -Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the applicable sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the applicable sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk . The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the
Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk . U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Unseasoned Company Risk . Investments in unseasoned companies may involve greater risks than customarily are associated with investments in securities of more established companies. Securities of unseasoned companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.
Valuation Risk . The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Value Stock Risk . Value stocks are securities of companies that typically trade at a perceived discount to their intrinsic value and at valuation discounts relative to companies in the same industry. Value stocks are often also in sectors that trade at a discount to the broader market. The reasons for their discount may vary greatly, but some examples may include adverse business, industry or other developments that may cause the company to be subject to special risks. The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.

When-Issued and Delayed-Delivery Transactions Risk . The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk . Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.
Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced
(for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.
Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-
party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon”
payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.
Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages.
Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.
Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities
Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.
Zero Coupon or Pay-In-Kind Securities  Risk .  Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Allocation Risk . The Fund’s ability to achieve its investment objective depends upon Nuveen Asset Management’s skill in determining the Fund’s allocation to different sub-advisers and strategies. There is the risk that Nuveen Asset Management’s evaluations and assumptions used in making such allocations may be incorrect.

Shareholder Update
(continued)
Anti-Takeover Provisions . The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common
Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Borrowing Risk . In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income.
When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Cybersecurity Risk . The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Distribution Risk . The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a
Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the
Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.
The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
Global Economic Risk . National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United
States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the
Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk . An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk . At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk . The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties.
Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the applicable sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the applicable sub-adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value . Shares of closed-end investment companies like the Fund frequently trade at prices lower than their
NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Multi-Manager Risk . The interplay of the various strategies employed by portfolio managers of Nuveen and its affiliates may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The portfolio managers may make investment decisions which conflict with each other; for example, at any particular time, portfolio managers of one strategy may be purchasing shares of an issuer whose shares are being sold by portfolio managers of another strategy. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. In addition, the multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher transaction costs and a greater amount of tax on the Fund’s shareholders.
Recent Market Conditions . Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Shareholder Update
(continued)
Additionally, in October 2023 armed conflict broke out between Isreal and the militant group Hamas after Hamas infiltrated Isreal’s southern border from the Gaza Strip. Isreal has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rate, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target.
Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit
Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk . A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the
Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Fund Tax Risk . The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%,
0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of December 31, 2024 as a percentage of Managed Assets
(including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments
(based on actual leverage costs incurred during the fiscal year ended December 31, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
NMAI JRI JRS
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable
to Leverage) 30.18% 33.11% 30.09%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 5.65% 5.85% 5.88%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated
Annual Effective Interest Expense Rate on Leverage 1.71% 1.94% 1.77%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return (16.77)% (17.85)% (16.84)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return (9.61)% (10.37)% (9.68)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return (2.44)% (2.90)% (2.53)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 4.72% 4.58% 4.62%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 11.88% 12.05% 11.77%

Shareholder Update
(continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund;
(iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated By-Laws
On October 5, 2020, the Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic
Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund, and Nuveen Core Equity Alpha Fund (each a “Fund” and collectively the “Funds”)
and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022, the Board of the Funds suspended the Control-Share By-Law provisions.
Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share By-Law provision in its entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.
Principal Risks
The following risk factors were added as principal risks for Nuveen Multi-Asset Income Fund (NMAI):
Depositary Receipts Risk . Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
Exchange-Traded Notes (“ETNs”) Risk
. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.
Special Purpose Acquisition Companies (“SPACs”) Risk
. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. If an acquisition that meets the requirements for the SPAC is not completed within the pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. SPACs have no operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that any SPAC which the Fund invests may will complete an acquisition or that any acquisitions completed by such SPAC will be profitable. Public stockholders of SPACs, such as the Fund, may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a transaction even though a majority of its public stockholders do not support such a business combination. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may lead to an increase in the volatility of their prices following completion of a business combination. An investment in SPACs, which are typically traded in the over-the-counter market, may also have little or no liquidity and may be subject to restrictions on resale.
The following risk factors were added as principal risks for Nuveen Real Asset Income and Growth Fund (JRI):
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Shareholder Update
(continued)
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could, under certain circumstances, include invalidation of senior loans.
Senior Loan Agent Risk . A financial institution’s employment as an agent under a senior loan might be terminated if it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Distribution Risk . The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a
Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the
Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.
The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
The following principal risks are no longer included as stand-alone risks because they were consolidated into other principal risk factors as indicated
below:
Portfolio Managers
Nuveen Real Asset Income and Growth Fund (“JRI”)
Effective March 31, 2024, Jay Rosenberg is no longer a portfolio manager of the Fund. Effective May 1, 2024, Noah Hauser was added as portfolio manager of the Fund. The biography of Noah Hauser is presented below: Noah serves as Head of Infrastructure Investments for Nuveen, overseeing strategy, investment process and performance of the firm’s infrastructure platform and also serves as a portfolio manager for Nuveen's public global infrastructure strategies. Offerings span both the traditional public real assets and responsible investing-focused investment styles. Previously, Noah served as a senior research analyst and head of North American utilities.
Prior to joining Nuveen in 2015, Noah worked at Xcel Energy as the director of investor relations. Previously, he was a buy-side investment analyst for an energy-focused, relative value equity strategy at Decade Capital Management, a Millennium Group company. In that role, Noah performed detailed analysis on regulated utilities, independent power producers, pipelines and master limited partnerships. He began his career working as a sell-side equity analyst covering regulated utilities and power companies at Barclays Capital and Lehman Brothers. Noah began working in the investment industry in 2008.
Stand-Alone Risk Removed Consolidated Into the Following Risk
Bond Market Liquidity Risk Debt Securities Risk
Downgrade Risk Credit Risk
Exchange-Traded Funds (“ETFs”) Risk Other Investment Companies Risk
Income Volatility Risk Income Risk
Infrastructure and Real Estate Concentration Risk Infrastructure Related Securities Risk
Real Estate Related Securities Risk
Infrastructure Sector Risk Infrastructure Related Securities Risk
Real Estate Industry Concentration Risk Real Estate Related Securities Risk
Rule 144A Securities Risk Illiquid and Restricted Investments Risk

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified  interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
Qualified Business Income (QBI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
NMAI
$ —
JRI
—
JRS
—
Fund Percentage
NMAI
33 .0%
JRI
20 .3
JRS
3 .6
Fund Percentage
NMAI
75 .4%
JRI
60 .0
JRS
3 .6
Fund
1/1 to Current
Year End
Percentage
NMAI
38 .4%
JRI
28 .7
JRS
3 .3

Important Tax Information
(Unaudited) (continued)
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund Percentage
NMAI
4 .8%
JRI
19 .3
JRS
75 .3
Fund Percentage
NMAI
50 .6%
JRI
32 .3
JRS
3 .3

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng* Michael A. Forrester* Thomas J. Kenny Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Loren M. Starr Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
* Serves as a Trustee to JRS and a consultant to NMAI and JRI
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers
LLP
One North Wacker Drive
Chicago, IL 60606
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
NMAI JRI JRS
Common shares repurchased
0 0 0

Glossary of Terms Used in this Report
(U
naudited)
19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below)
and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Joseph A. Boateng
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2019
Class II
Chief Investment Officer, Casey Family Programs (since 2007);
formerly, Director of U.S. Pension Plans, Johnson & Johnson
(2002–2006); Board Member, Lumina Foundation (since 2019)
and Waterside School (since 2021); Board Member (2012–2019)
and Emeritus Board Member (since 2020), Year-Up Puget Sound;
Investment Advisory Committee Member and Former Chair (since
2007), Seattle City Employees’ Retirement System; Investment
Committee Member (since 2019), The Seattle Foundation; Trustee
(2018–2023), the College Retirement Equities Fund; Manager
(2019–2023), TIAA Separate Account VA-1.
213
Michael A. Forrester
1967
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2007
Class I
Formerly, Chief Executive Officer (2014–2021) and Chief Operating
Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee,
Dexter Southfield School (since 2019); Member (since 2020),
Governing Council of the Independent Directors Council (IDC);
Trustee, the College Retirement Equities Fund and Manager, TIAA
Separate Account VA-1 (2007–2023).
213
Thomas J. Kenny
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2011
Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010),
Managing Director (1999–2004) and Co-Head of Global Cash
and Fixed Income Portfolio Management Team (2002–2010),
Goldman Sachs Asset Management; Director (since 2015) and
Chair of the Finance and Investment Committee (since 2018),
Aflac Incorporated; Director (since 2018), ParentSquare; formerly,
Director (2021–2022) and Finance Committee Chair (2016–2022),
Sansum Clinic; formerly, Advisory Board Member (2017–2019),
B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly,
Investment Committee Member (2012–2020), Cottage Health
System; formerly, Board member (2009–2019) and President of the
Board (2014–2018), Crane Country Day School; Trustee (2011–
2023) and Chairman (2017–2023), the College Retirement Equities
Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA
Separate Account VA-1.
218
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company
Institute (ICI), which represents regulated investment companies)
(2006-2019); formerly, various positions with ICI (1989-2006);
President (since 2023) and Member (since 2020) of the Board of
Directors, Jewish Coalition Against Domestic Abuse (JCADA).
218

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
218
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
218
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–
2023) (private firm which develops branding, marketing and
communications strategies for clients); formerly, Member of The
President’s Council of Fordham University (2010–2019); formerly,
Director of the Curran Center for Catholic American Studies
(2009–2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012–2014); formerly,
Trustee and Chairman of the Board of Trustees of Marian University
(2010–2013); formerly Chief Executive Officer of ABN AMRO Bank
N.V., North America, and Global Head of the Financial Markets
Division (2007–2008), with various executive leadership roles in
ABN AMRO Bank N.V. between 1996 and 2007.
218
Loren M. Starr
1961
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2022
Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair,
Senior Managing Director (2020–2021), Chief Financial Officer,
Senior Managing Director (2005–2020), Invesco Ltd.; Director
(since 2023) and Chair of the Audit Committee (since 2024), AMG;
formerly, Chair and Member of the Board of Directors (2014–2021),
Georgia Leadership Institute for School Improvement (GLISI);
formerly, Chair and Member of the Board of Trustees (2014–2018),
Georgia Council on Economic Education (GCEE); Trustee, the
College Retirement Equities Fund and Manager, TIAA Separate
Account VA-1 (2022–2023).
217

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
218
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2008
Class II
Formerly, a Co–Founding Partner, Promus Capital (investment
advisory firm) (2008–2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts
(philanthropy); Member of the Board of Directors (since 2008),
Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair
(2017–2022), Mather Foundation Board (philanthropy); formerly,
Member (2005–2016), Chicago Fellowship Board (philanthropy);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly,
Director, LogicMark LLC (health services) (2012–2016); formerly,
Director, Legal & General Investment Management America, Inc.
(asset management) (2008–2013); formerly, CEO and President,
Northern Trust Global Investments (financial services) (2004–2007);
Executive Vice President, Quantitative Management & Securities
Lending (2000–2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005–2007), Northern Trust
Global Investments Board (2004–2007), Northern Trust Japan
Board (2004–2007), Northern Trust Securities Inc. Board (2003–
2007) and Northern Trust Hong Kong Board (1997–2004).
218
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member of the Board of Trustees (since
2004) formerly, Chair (2015-2022) of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-
2015) of the Board of Trustees of Mt. Holyoke College.
218
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Chair and Board
Member
2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
218

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer (Principal
Executive Officer)
2015 Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC
and Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella
1984
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
(Principal
Financial Officer)
2024 Senior Managing Director, Head of Public Investment Finance of Nuveen;
Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment
Management, LLC, Managing Director of Teachers Insurance and Annuity
Association of America and TIAA SMA Strategies LLC; Principal Financial Officer,
Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the
College Retirement Equities Fund.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing
Director, Associate General Counsel and Assistant Secretary, Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund
Advisors, LLC; has previously held various positions with Nuveen; Chartered
Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk
Manager.

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment
Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice
President, Associate General Counsel and Assistant Secretary  of TIAA-CREF Funds
and TIAA-CREF Life Funds; has previously held various positions with Nuveen;
Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice
President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management
Company, LLC and Santa Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College
Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has
previously held various positions with TIAA.
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; Executive Vice President, TIAA Separate Account VA-1 and the College
Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client
Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life
Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the
College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF
Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel
and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment
Management, LLC; Managing Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-C-1224P 4148277-0226
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Real Asset Income and Growth Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]

December 31, 2024	$31,400	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

December 31, 2023	$33,000	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and

Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

December 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

December 31, 2024	$0	$0	$0	$0
December 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1)  Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Noah P. Hauser, CFA, serves as Head of Infrastructure Investments for Nuveen, overseeing strategy, investment process and performance of the firm’s infrastructure platform and also serves as a portfolio manager for Nuveen’s public global infrastructure strategies. Offerings span both the traditional public real assets and responsible investing-focused investment styles. Previously, Noah served as a senior research analyst and head of North American utilities. Prior to joining Nuveen in 2015, Noah worked at Xcel Energy as the director of investor relations. Previously, he was a buy-side investment analyst for an energy-focused, relative value equity strategy at Decade Capital Management, a Millennium Group company. In that role, Noah performed detailed analysis on regulated utilities, independent power producers, pipelines and master limited partnerships. He began his career working as a sell-side equity analyst covering regulated utilities and power companies at Barclays Capital and Lehman Brothers. Noah began working in the investment industry in 2008.

Tryg T. Sarsland, Managing Director and Director of Global Infrastructure Research at Nuveen, is a portfolio manager for Nuveen’s public global infrastructure and real asset income strategies. Offerings span both the traditional public real assets and responsible investing-focused investment styles. In addition, he is the director of research - infrastructure, overseeing direct management of the U.S.-based equity research analysts dedicated to global infrastructure and real asset income. Tryg also maintains analyst responsibilities for the global infrastructure and real asset income strategies, specializing in non-U.S. utilities. Before joining the firm in 2011, he was vice president and director of project finance at National Wind, LLC, where he spearheaded the development, procurement and investment of funds for wind energy projects. He was also vice president with Meridian Companies, LLC, and Standard Chartered Bank.

Jean C. Lin, CFA, is a portfolio manager for Nuveen’s global fixed income team and is a member of the high yield leveraged finance sector team, which selects high yield and leveraged loan securities for the High Yield strategy. She is a lead manager for the Nuveen High Yield Income Strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. Jean joined the firm in 1994, and she has had a variety of roles while investing almost exclusively in the leveraged finance market. She was one of the original members of the Leveraged Finance Team, which TIAA formed in 1995.

Benjamin T. Kerl, Managing Director at Nuveen, is a portfolio manager for Nuveen’s global real estate securities and global real estate carbon reduction strategies. He is also head of real estate investments for the Real Assets investment team at Nuveen. He specializes in real estate equities in the U.K., Europe and Canada. From 2012 through 2017, Ben also covered the multi-family and healthcare sectors for the firm’s Real Estate Securities strategy. Ben began working in the investment industry in 2012 when he joined the firm. Before joining the firm, he worked for eight years in the real estate and renewable energy industries. Most recently, Ben was an independent consultant providing project development services to national and international wind energy developers. He started his career as a real estate development manager at Lander Group, where he managed infill multifamily and commercial projects from 2005 to 2007.

James Kim is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He is also head of special situations, leading workouts and opportunistic investing for the leveraged finance platform. Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Brenda A. Langenfeld	Registered Investment Company	9	$11.77 billion
	Other Pooled Investment Vehicles	2	$62.41 million
	Other Accounts	4,097	$2.84 billion

Noah P. Hauser	Registered Investment Company	3	$1.66 billion
	Other Pooled Investment Vehicles	6	$1.24 billion
	Other Accounts	4	$276.37 million

Tryg T. Sarsland	Registered Investment Company	2	$1.55 billion
	Other Pooled Investment Vehicles	6	$1.24 billion
	Other Accounts	5	$276.37 million

Jean C. Lin	Registered Investment Company	4	$3.88 billion
	Other Pooled Investment Vehicles	3	$69.39 million
	Other Accounts	3	$19.74 million

Benjamin T. Kerl	Registered Investment Company	5	$2.73 billion
	Other Pooled Investment Vehicles	7	$1.34 billion
	Other Accounts	8	$801.66 million

James Kim	Registered Investment Company	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$204.81 million
*	Assets are as of December 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of JRI Securities

As of December 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda A. Langenfeld	X
Noah P. Hauser	X
Tryg T. Sarsland	X

Jean C. Lin	X
Benjamin T. Kerl	X
James Kim	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Real Asset Income and Growth Fund

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)